UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
Assured Guaranty Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ASSURED GUARANTY®

A STRONGER BOND

2026

Annual Meeting of Shareholders and Proxy Statement

March 18, 2026
DEAR SHAREHOLDERS:
It is with great pleasure that we invite you to our 2026 Annual General Meeting of shareholders on Friday, May 1, 2026, at 6 Bevis Marks in London. Whether or not you plan to attend the meeting, please vote your shares; your vote is important to us.
We continued to grow shareholder value during 2025, increasing shareholders' equity attributable to Assured Guaranty Ltd. per share, adjusted operating shareholders’ equity per share* and adjusted book value per share* to new highs of $125.32, $126.78 and $186.43, respectively. Our GAAP** net income attributable to Assured Guaranty Ltd. per share was $10.26, and our adjusted operating income per share* was $9.08, representing increases of 49% and 28%, respectively, over last year, and both were the second highest in our history.
In 2025, we insured $33 billion of par and guaranteed 51 U.S. public finance transactions with approximately $100 million or more of insured par, in both cases, more than we have insured in over a decade. (Management views this as an indication of robust demand for our insurance product from institutional investors.) However, the premium we are able to charge for our insurance is a function not only of the amount of par we insure, but also the sector, underlying credit and other attributes of the obligations we are insuring, as well as economic and competitive factors. As a result of the mix of business presented to us by the market, along with persistently low credit spreads, we generated from this activity gross written premiums, which we refer to as GWP, and new business production in our insurance segment, which we refer to as PVP,* of only $256 million and $286 million, respectively, less than we generated in 2024 and less than our goal for 2025.
We are proud to report that during 2025 we streamlined our U.S. public finance secondary market insurance process to make it more market-friendly. Systems upgrades as well as revamped approval and pricing processes allow us to respond to market inquiries with more alacrity. And our new Bloomberg Assured Secondary Market Interface allows clients to see our large universe of live secondary market insurance offerings. We are already seeing the results of these improvements. In 2025, we generated $44 million of GWP and $44 million of PVP* in this market – in each case, a year-over-year increase of 450%. In the structured finance market, we developed our fund finance business into a flow business. This business line generates faster earnings than other business lines and has the potential for frequent renewals, which would result in repeat premium generation.
During 2025, we repurchased 5.8 million of our common shares, or 11.5% of those outstanding at December 31, 2024, and met our full-year goal of buying back $500 million of our shares. We returned a total of $569 million to our shareholders when dividends are included. In addition, we achieved a 13% inception-to-date annualized internal rate of return on our alternative investments.
Finally, we completed essentially all of the work necessary to launch our new annuity reinsurance platform, Assured Life Reinsurance Ltd., which launched in January 2026. Management believes this new platform leverages our Company’s core competencies in credit, structured finance, and asset management and that it will provide future revenue diversification and the potential for future net income growth.
We provide further detail on our achievements and future plans in the Letter to Shareholders accompanying our 2025 Annual Report. We encourage you to review that letter, our 2025 Annual Report, and the Proxy Statement that follows.
Sincerely,

Francisco L. Borges	Dominic J. Frederico
Chair of the Board of Directors	President and Chief Executive Officer

*    Adjusted operating shareholder’s equity per share, adjusted book value per share, adjusted operating income and PVP are non-GAAP financial measures. An explanation of these measures, which are considered when setting and approving executive compensation, and a reconciliation to the most comparable GAAP measures, may be found on pages 95 to 98 of our Annual Report on Form 10-K for the year ended December 31, 2025. In addition, please refer to the section entitled “Forward Looking Statements” following the cover of that Annual Report on Form 10-K.
** Accounting principles generally accepted in the United States of America.

Assured Guaranty Ltd. 30 Woodbourne Avenue Hamilton HM 08, Bermuda
NOTICE OF ANNUAL GENERAL MEETING
TO THE SHAREHOLDERS OF ASSURED GUARANTY LTD.:
MEETING DETAILS
The Annual General Meeting of Assured Guaranty Ltd., which we refer to as AGL, will be held:
When
Friday, May 1, 2026
9:30 a.m. London time
Where
6 Bevis Marks, London,
EC3A 7BA, United Kingdom
Record Date
March 6, 2026
The Annual General Meeting is being held for the following purposes:

1	Elect AGL's Board of Directors;
2	Approve, on an advisory basis, the compensation paid to AGL's named executive officers;
3	Appoint PricewaterhouseCoopers LLP as AGL's independent auditor for the fiscal year ending December 31, 2026, and authorize the Board of Directors, acting through its Audit Committee, to set the fees for the independent auditor; and
4	Direct AGL to vote for the directors and the appointment of the independent auditor of AGL's subsidiary Assured Guaranty Re Ltd.
We will also transact any other business as may lawfully come before the meeting.
Only shareholders of record at the close of business on March 6, 2026, as shown by the transfer books of AGL, are entitled to notice of, and to vote at, the Annual General Meeting. Shareholders of record are being mailed a Notice Regarding the Availability of Proxy Materials on or around March 18, 2026, which provides them with instructions on how to access the proxy materials and our 2025 Annual Report on the internet, and if they prefer, how to request paper copies of these materials.
In the event we postpone or change the date, time or location of our Annual General Meeting, we will post the revised meeting information on our website at www.assuredguaranty.com/annualmeeting as soon as possible after changing the date, time or place for the postponed meeting. We will also promptly issue a press release that will be available on our website at www.assuredguaranty.com/annual meeting and will be filed with the Securities and Exchange Commission (which we refer to as the SEC) as definitive additional proxy material. Therefore, prior to and on the date of the Annual General Meeting, please visit our website or the SEC’s website (www.sec.gov) to determine if there has been any change to the date, time or location of our Annual General Meeting. If you wish to receive a physical copy of any such press release, please contact our Secretary at generalcounsel@agltd.com or (441) 279-5725.
Whether or not you plan to attend the Annual General Meeting in person or by proxy, and regardless of the number of shares you own, please vote as promptly as possible via the internet or by telephone. Alternatively, if you have requested written proxy materials, please sign, date and return the proxy card in the return envelope provided as promptly as possible. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement. For further information concerning the individuals nominated as directors, the proposals being voted upon, use of the proxy, and other related matters, you are encouraged to read the attached proxy statement.
PLEASE REFER TO THE "PROXY STATEMENT SUMMARY" ON PAGE 1 OF THE ATTACHED PROXY STATEMENT FOR ADDITIONAL INFORMATION ON HOW TO VOTE YOUR SHARES.
By Order of the Board of Directors,
Ling Chow
Secretary

PROXY STATEMENT SUMMARY

Assured Guaranty Ltd.	March 18, 2026
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider before voting. For more complete information about the following topics, please review the complete proxy statement and the Annual Report on Form 10-K of Assured Guaranty Ltd. (which we refer to as AGL, we, us or our; we use Assured Guaranty, our Company or the Company to refer to AGL together with its subsidiaries).
We intend to begin distribution of the Notice Regarding the Availability of Proxy Materials and make available this proxy statement and form of proxy card to shareholders on or about March 18, 2026. We will also lay before the Annual General Meeting of Shareholders, which we refer to as our Annual General Meeting, our audited financial statements for the year ended December 31, 2025, as approved by our Board of Directors, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended (which we refer to as the Companies Act), and our First Amended and Restated Bye-Laws (which we refer to as the Bye-Laws).
ANNUAL GENERAL MEETING OF SHAREHOLDERS
When
Friday, May 1, 2026
9:30 a.m. London time
Where
6 Bevis Marks, London,
EC3A 7BA, United Kingdom
Record Date
March 6, 2026
Voting
Shareholders as of the close of business on the record date are entitled to vote. Each Common Share is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on. Registered shareholders who hold our shares directly may vote up until 12:00 Noon Eastern Daylight Time on April 30, 2026. Beneficial owners must submit their voting instructions so that their brokers will be able to vote by 11:59 p.m. Eastern Daylight Time on April 29, 2026. Employee shareholders who participate in the Assured Guaranty Ltd. Employee Stock Purchase Plan may vote up until 11:59 p.m. Eastern Daylight Time on April 28, 2026. In spite of those deadlines, holders who attend the Annual General Meeting will be able to vote in person.
VOTING MATTERS

Agenda Item	Board Vote Recommendation	Page Reference (for more detail)
Proposal No.1: Election of AGL's directors	For each director nominee	Page 21
Proposal No. 2: Approval, on an advisory basis, of the compensation paid to AGL’s named executive officers	For	Page 80
Proposal No. 3: Appointment of PricewaterhouseCoopers as AGL’s independent auditor for 2026 and authorization of the Board of Directors, acting through its Audit Committee, to set the fees for the independent auditor
	For	Page 81
Proposal No. 4: Direction of AGL to vote for the directors and the appointment of the independent auditor of AGL’s subsidiary, Assured Guaranty Re Ltd.	For each director nominee and for the independent auditor	Page 85
We will also transact any other business as may lawfully come before the meeting.
This proxy statement makes a number of references to our website. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this proxy statement.
1 Assured Guaranty 2026 Proxy Statement

SUMMARY DIRECTOR INFORMATION
The following table provides summary information about each director nominee, including their current committee assignments. Each director nominee will be elected for a one-year term by a majority of votes cast.

NOMINEE	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATION	COMMITTEES
				A	C	ES	F	NG	RO	E
Mark C. Batten*	69	2024	Former Partner of PricewaterhouseCoopers LLP	«			✓		✓
Francisco L. Borges*	74	2007	Former Partner, Ares Management Corporation					«		«
Dominic J. Frederico	73	2004	President and Chief Executive Officer, Assured Guaranty Ltd.							✓
Bonnie L. Howard*	72	2012	Former Chief Auditor and Global Head of Control and Emerging Risk, Citigroup Inc.	✓	«			✓		✓
Thomas W. Jones*	76	2015	Former Founder and Senior Partner of TWJ Capital LLC	✓	✓			✓
Alan J. Kreczko*	74	2015	Former Executive Vice President and General Counsel of The Hartford Insurance Group, Inc.			«		✓	✓
Yukiko Omura*	70	2014	Former Executive Vice President and Chief Executive Officer of the Multilateral Investment Guarantee Agency of the World Bank Group		✓	✓	«			✓
Lorin P.T. Radtke*	57	2021	Co-founder and Partner, M Seven 8 LLC			✓	✓		«
Courtney C. Shea*	65	2021	Former Managing Member, Columbia Capital Management, LLC			✓	✓		✓
Antonio Ursano, Jr.	61	2025	Managing Partner and Founder, Insurance Advisory Partners LLC			✓	✓		✓
			2025 Meetings Held	4	5	4	4	4	4	0
«: Chair; ✓: Member
A: Audit; C: Compensation; ES: Environmental and Social Responsibility; F: Finance; NG: Nominating and Governance;     RO: Risk Oversight; E: Executive.
*    Denotes independent directors pursuant to the New York Stock Exchange listing rules and our Corporate Governance Guidelines.
Assured Guaranty 2026 Proxy Statement 2

OUR EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program is designed to reward strong performance and is firmly grounded in best practices. Compensation decisions reflect a disciplined review of company and individual performance, market benchmarks, experience, and role criticality, aligning incentives with long-term shareholder interests and incorporating shareholder feedback to maintain alignment with their expectations.
For the annual cash incentive component of the compensation package for our senior leadership team, the Compensation Committee evaluates achievements against pre-established financial performance measures and non-financial objectives that support our key business strategies.
Pursuant to shareholder feedback, beginning with the 2025 performance year, the Compensation Committee added formal performance and payout ranges — threshold, target and maximum levels — for the financial performance measures, with compensation varying based on results achieved against pre-established targets. This structure not only recognizes exceptional achievements but also allows for reduced compensation when performance falls short, ensuring that pay remains closely linked to the successful execution of company strategies and the creation of shareholder value. For the 2025 performance year, one financial performance measure result was below the threshold, and executives received a score of 0% on the measure.
The Compensation Committee retains discretion to modify the annual cash incentive payout, including to reduce the payout if a target is set below the prior year result, even if such target is achieved or exceeded; for the 2025 performance year, none of the targets were set below the prior year result.
EXECUTIVE COMPENSATION PAY MIX
CEO TOTAL COMPENSATION
OTHER NEOS' TOTAL AVERAGE COMPENSATION
*Represents the Compensation Committee's target nominal value.
3 Assured Guaranty 2026 Proxy Statement

CORPORATE GOVERNANCE
OVERVIEW
THE BOARD OF DIRECTORS
Our Board of Directors is committed to strong corporate governance practices.
•Our Board and management regularly review the rules of the SEC and the New York Stock Exchange (which we refer to as the NYSE) listing standards as well as industry best practices regarding corporate governance policies and processes.
•We have adopted Corporate Governance Guidelines covering issues such as director qualification standards (including independence), director responsibilities, Board self-evaluations, and executive sessions of our Board.
•As discussed in further detail below, the Board annually reviews the skills, attributes and qualifications of each of the Board members against our Categorical Standards for Director Independence, which are contained within our Corporate Governance Guidelines.
•We have adopted a Global Code of Ethics for our employees and directors and charters for each Board committee.
The full text of our Corporate Governance Guidelines, our Global Code of Ethics and each Board committee charter, are available on our website at www.assuredguaranty.com/governance. In addition, you may request copies of the Corporate Governance Guidelines, the Global Code of Ethics and the committee charters by contacting our Secretary via:

Telephone	(441) 279-5725
Facsimile	(441) 279-5717
e-mail	generalcounsel@agltd.com
MEETINGS OF THE BOARD
Our Board of Directors oversees our business and monitors the performance of management. The directors keep themselves up-to-date on our Company by discussing matters with Mr. Frederico, who is our CEO, other key executives and our principal external advisors, such as outside auditors, outside legal counsel, investment bankers and other consultants, by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings.
Our Board usually meets four times per year in regularly scheduled meetings, but will meet more often if necessary. During 2025, our Board met four times. All of our current directors attended at least 75% of the aggregate number of meetings of our Board and committees of our Board of which they were a member held while they were in office during the year ended December 31, 2025. All of our directors then in office attended the Annual General Meeting that was held on May 2, 2025.
DIRECTOR INDEPENDENCE
In February 2026, our Board determined that, other than Mr. Frederico and Antonio Ursano, Jr., all of our directors are independent under the listing standards of the NYSE. These independent directors constitute substantially more than a majority of our Board. In making its determination of independence, our Board applied its Categorical Standards for Director Independence and determined that no other material relationships existed between our Company and these directors (with the Board acknowledging Mr. Batten's service as non-executive chair of AGL's U.K. insurance subsidiary, Assured Guaranty UK Limited, and a member of its remuneration and nomination committee). A copy of our Categorical Standards for Director Independence is available as part of our Corporate Governance Guidelines, which are available on our website at www.assuredguaranty.com/governance. In addition, as part of the independence determination, our Board monitors the independence of Audit, Compensation, and Nominating and Governance Committee members under rules of the SEC and NYSE listing standards that are applicable to members of such committees.
As part of its independence determinations, our Board considered the other directorships held by the independent directors and determined that none of those directorships constituted a material relationship that would create a conflict of interest with our Company or their duties as a director.
Assured Guaranty 2026 Proxy Statement 4

DIRECTOR EXECUTIVE SESSIONS
The non-executive directors meet at regularly scheduled executive sessions without the participation of management. The Chair of our Board is the presiding director for executive sessions of non-executive directors.
OTHER CORPORATE GOVERNANCE HIGHLIGHTS
•Our Board has a substantial majority of independent directors.
•All members of the Audit, Compensation, Nominating and Governance Committees are independent directors.
•Our Audit Committee recommends to our Board, which recommends to our shareholders, the annual appointment of our independent auditor. Each year our shareholders are asked to authorize our Board, acting through its Audit Committee, to determine the compensation of, and the scope of services performed by, our independent auditor. The Audit Committee also has the authority to retain outside advisors.
•No member of our Audit Committee simultaneously serves on the audit committee of more than one other public company.
•Our Compensation Committee has engaged a compensation consultant, Frederic W. Cook & Co., which we refer to as FW Cook, to assist it in evaluating the compensation of our CEO, based on corporate goals and objectives and, with the other independent directors, setting his compensation based on this evaluation. FW Cook has also assisted us in designing our executive compensation program. Our Compensation Committee has conducted an assessment of FW Cook’s independence and has determined that FW Cook does not have any conflict of interest. Our Nominating and Governance Committee also engages FW Cook to assist it in evaluating the compensation of our non-executive directors.
•Our Executive Committee is tasked with exercising certain authority of our Board in the management of company affairs between regularly scheduled meetings of our Board when it is determined that a specified matter should not be postponed to the next scheduled meeting of our Board. Our Executive Committee did not meet in 2025.
•We have adopted a Global Code of Ethics that sets forth basic principles to guide our day-to-day activities. The Global Code of Ethics addresses, among other things, conflicts of interest, gifts and entertainment, outside business activities, confidentiality, competition and anti-trust compliance, political and charitable contributions, compliance with laws and regulations, including with respect to insider trading, money laundering and sanctions, and reporting illegal or unethical behavior. The full text of our Global Code of Ethics is available on our website at www.assuredguaranty.com/governance.
•We have established an insider trading policy that sets out guidelines for our officers, directors and employees with respect to transactions in our Company’s securities that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. The policy details the circumstances under which such individuals may, after obtaining consent, buy and sell such securities. The policy also sets out the circumstances under which such individuals are authorized to enter into, amend or terminate equity trading plans established according to Section 10b5-1 of the Securities Exchange Act of 1934, as amended (which we refer to as the Exchange Act) with an independent broker-dealer.
•In addition to AGL’s quarterly Board meetings, our Board has an annual business review meeting to assess specific areas of our Company’s operations and to learn about general trends affecting the financial guaranty and asset management industries. We also provide our directors with the opportunity to attend continuing education programs.
•Our Environmental and Social Responsibility Committee focuses on environmental risks, particularly climate-related financial risks, and aspects of human capital management, such as recruiting and retention, training and development, and corporate culture and employee engagement.
•We adopted a Climate Risk Management Statement that articulates our approach to understanding, managing, and mitigating material risks to our business associated with climate-related vulnerabilities and to operating our business in a sustainable manner. Our Board reviews it annually and the current version is available on our website at www.assuredguaranty.com/governance.
5 Assured Guaranty 2026 Proxy Statement

HOW ARE DIRECTORS NOMINATED?
In accordance with its charter, our Nominating and Governance Committee identifies potential director nominees from various sources. Our Nominating and Governance Committee:

1	2	3
Reviews the qualifications of potential nominees to determine whether they might be good candidates for Board of Directors membership.	Reviews the potential nominees’ experience, independence, understanding of our business or other related industries and such other factors as it determines are relevant in light of the needs of our Board of Directors and our Company.	Selects qualified candidates and reviews its recommendations with our Board of Directors, which will decide whether to nominate the person for election to our Board at an Annual General Meeting. Between Annual General Meetings, our Board, upon the recommendation of our Nominating and Governance Committee, can fill vacancies on our Board by appointing a director to serve until the next Annual General Meeting.

Our Nominating and Governance Committee has the authority to retain search firms to identify director candidates and to approve the search firm’s fees and other retention terms. Our Nominating and Governance Committee may also retain other advisors.
Our Board believes that having directors with a wide range of individual skills, experience, knowledge, background, and perspectives is critical to its ability to perform its duties and various roles. Accordingly, in recommending nominees, our Board considers individuals who can complement and expand its collective skills.
Our Corporate Governance Guidelines require our Nominating and Governance Committee to review annually the skills and attributes of Board members within the context of the current make-up of the full Board. The guidelines also provide that Board members should have individual backgrounds that, when combined, provide a portfolio of experience and knowledge that will serve our governance and strategic needs. Our Nominating and Governance Committee will consider Board candidates on the basis of a range of criteria, including broad-based business knowledge and contacts, prominence and sound reputation in their fields, as well as having a global business perspective and commitment to corporate citizenship. Our Corporate Governance Guidelines specify that directors should represent all shareholders and not any special interest group or constituency. The guidelines additionally specify that directors should be able and prepared to provide wise and thoughtful counsel to top management on the full range of potential issues facing us. Directors must possess the highest personal and professional integrity. Directors must have the time necessary to fully meet their duty of due care to the shareholders and be willing to commit to service over the long term.
Our Nominating and Governance Committee annually reviews its own performance. In connection with such evaluation, our Nominating and Governance Committee assesses whether it effectively nominates candidates for director in accordance with the above described standards specified by the Corporate Governance Guidelines.
Our Board is currently composed of individuals from different disciplines, including accountants, lawyers, and individuals who have industry, finance, executive and international experience, and is composed of both men and women of different races and ethnicities, and citizens of various countries. See each nominee’s biography appearing later in this proxy statement for a description of the specific experience that each such individual brings to our Board.
Our Nominating and Governance Committee will consider a shareholder’s recommendation for director but has no obligation to recommend such candidate for nomination by our Board of Directors. Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, our Nominating and Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources. If a shareholder has a suggestion for a candidate for election, the shareholder should send it to: Secretary, Assured Guaranty Ltd., 30 Woodbourne Avenue, Hamilton HM 08, Bermuda. No person recommended by a shareholder will become a nominee for director and be included in a proxy statement unless our Nominating and Governance Committee recommends, and our Board approves, such person.
If a shareholder desires to nominate a person for election as director at an Annual General Meeting, that shareholder must comply with Article 14 of AGL’s Bye-Laws, which requires notice no later than 90 days prior to the anniversary date of the immediately preceding Annual General Meeting. This time period has passed with respect to the 2026 Annual General Meeting. With respect to the 2027 Annual General Meeting, AGL must receive such written notice on or prior to January 31, 2027. Such notice must describe the nomination in sufficient detail to be summarized on the agenda for the meeting and must set forth:
•the shareholder’s name as it appears in AGL’s books
•a representation that the shareholder is a record holder of AGL’s Common Shares and intends to appear in person or by proxy at the meeting to present such proposal
Assured Guaranty 2026 Proxy Statement 6

•the class and number of Common Shares beneficially owned by the shareholder
•the name and address of any person to be nominated
•a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons, naming such other person or persons, pursuant to which the nomination or nominations are to be made by the shareholder
•such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the SEC’s proxy regulations
•the consent of each nominee to serve as a director of AGL, if so elected
COMMITTEES OF THE BOARD
Our Board of Directors has established an Audit Committee, a Compensation Committee, an Environmental and Social Responsibility Committee, a Finance Committee, a Nominating and Governance Committee, a Risk Oversight Committee and an Executive Committee. Our Audit Committee, Compensation Committee, and Nominating and Governance Committee are composed entirely of directors who are independent of our Company and management, as defined by the NYSE listing standards and as applied by our Board.

The Audit Committee	Chair: Mark C. Batten / 4 meetings during 2025
Other Audit Committee members: Bonnie L. Howard, Thomas W. Jones
Our Audit Committee provides oversight of the integrity of our Company’s financial statements and financial reporting process, our compliance with legal and regulatory requirements and ethics programs as established by management, the system of internal controls, the audit process, the performance of our internal audit program and the performance, qualification and independence of the independent auditor. Our Audit Committee is also responsible for the oversight of Company risks related to (i) financial reporting, accounting policies and reserving, (ii) legal, regulatory and compliance matters, (iii) cybersecurity, artificial intelligence and data privacy risks related to our financial systems (as part of its oversight of the management of such risks, in coordination with our Risk Oversight Committee's supervision of our Company's information technology, which we refer to as IT, and security risk management programs), (iv) workouts, emerging events, and counterparties, and (v) business continuity planning.
Our Board has determined that each member of the Audit Committee satisfies the financial literacy requirements of the NYSE and is an audit committee expert as defined under Item 407(d) of the SEC’s Regulation S-K. For additional information about the qualifications of our Audit Committee members, see their respective biographies set forth in “Proposal No. 1: Election of Directors.”

The Compensation Committee	Chair: Bonnie L. Howard / 5 meetings during 2025
Other Compensation Committee members: Thomas W. Jones, Yukiko Omura
Our Compensation Committee is responsible for evaluating the performance of our CEO, each of our other executive officers, and our other senior managers reporting directly to our CEO, all of whom together we refer to as our senior leadership team, and determining executive compensation in conjunction with the independent directors. Our Compensation Committee also works with our CEO on senior management development and succession planning. Our Compensation Committee is responsible for the oversight of Company risks related to senior management retention, development, succession planning and compensation.
Our Compensation Committee’s meetings included discussions with FW Cook to review executive compensation trends and comparator group compensation data and to evaluate the risk of our executive compensation program.

The Environmental and Social Responsibility Committee	Chair: Alan J. Kreczko / 4 meetings during 2025
Other Environmental and Social Responsibility Committee members: Yukiko Omura, Lorin P.T. Radtke, Courtney Shea, Antonio Ursano, Jr.
Our Environmental and Social Responsibility Committee provides oversight and review of our Company’s significant strategies, policies and practices regarding environmental and social responsibility issues. Our Environmental and Social Responsibility Committee focuses on four principal subject areas: (i) environmental risks, opportunities, and stewardship, (ii) corporate social responsibility, (iii) aspects of human capital management, and (iv) related stakeholder engagement.
7 Assured Guaranty 2026 Proxy Statement

The Finance Committee	Chair: Yukiko Omura / 4 meetings during 2025
Other Finance Committee members: Mark C. Batten, Lorin P.T. Radtke, Courtney C. Shea, Antonio Ursano, Jr.
Our Finance Committee oversees management’s investment of our Company’s investment portfolio, including in alternative investments, and is responsible for oversight of Company risks related to capital, liquidity, investments, financial market conditions, foreign currency, and rating agencies. Our Finance Committee also oversees, and makes recommendations to our Board with respect to, our capital structure, dividends, financing arrangements, investment guidelines, potential alternative investments and any corporate development activities.

The Nominating and Governance Committee	Chair: Francisco L. Borges / 4 meetings during 2025
Other Nominating and Governance Committee members: Bonnie L. Howard, Thomas W. Jones, Alan J. Kreczko
Our Nominating and Governance Committee is responsible for CEO succession planning and the senior leadership team organizational structure. The committee's responsibilities also include identifying individuals qualified to become Board members, recommending director nominees to our Board and developing and recommending corporate governance guidelines, as well as the oversight of Company risks related to board qualification, corporate structure, governance and compliance with applicable anti-corruption and anti-bribery laws. Our Nominating and Governance Committee also has responsibility to review and make recommendations to the full Board regarding director compensation. In addition to general corporate governance matters, our Nominating and Governance Committee assists our Board and our Board committees in their self-evaluations.

The Risk Oversight Committee	Chair: Lorin P.T. Radtke / 4 meetings during 2025
Other Risk Oversight Committee members: Mark C. Batten, Alan J. Kreczko, Courtney C. Shea, Antonio Ursano, Jr.
Our Risk Oversight Committee oversees management’s establishment and implementation of standards, controls, limits, guidelines and policies relating to risk appetite, risk assessment and enterprise risk management. Our Risk Oversight Committee focuses on the underwriting, surveillance and workout of credit risks as well as the assessment, management and oversight of other Company enterprise risks across our insurance and asset management segments and corporate division, including, but not limited to, financial, legal, operational (including IT, cybersecurity, artificial intelligence, data privacy, and outsourcing and vendor management) and other risks concerning our Company’s governance, reputation and ethical standards.

The Executive Committee	Chair: Francisco L. Borges / No meetings during 2025
Other Executive Committee members: Dominic J. Frederico, Bonnie L. Howard, Yukiko Omura
Our Executive Committee was established to have, and to exercise, certain of the powers and authority of our Board in the management of the business and affairs of our Company between regularly scheduled meetings of our Board when, in the opinion of a quorum of the Executive Committee, a matter should not be postponed to the next scheduled meeting of our Board. Our Executive Committee’s authority to act is limited by our Company’s Bye-Laws, rules of the NYSE and applicable law and regulation and the Committee’s charter.
HOW ARE DIRECTORS COMPENSATED?
Our non-executive directors receive a retainer of $265,000 for each annual term. We pay at least $145,000 of such retainer in restricted shares and the remaining $120,000 in cash. A director may elect to receive in restricted shares up to 100% of his or her retainer (plus the additional fees described below for chairing the Board or being a member or chair of a board committee).
The restricted shares vest on the day immediately prior to the next Annual General Meeting following the grant of the shares. However, if, prior to such vesting date, either (i) a change in control (as defined in the Assured Guaranty Ltd. 2024 Long-Term Incentive Plan) of Assured Guaranty Ltd. occurs before the director terminates service on our Board or (ii) the director terminates service on our Board as a result of such director’s death or disability, then the restricted shares will vest on the date of such change in control or the date of the director’s termination of service, whichever is applicable. Grants of restricted shares receive cash dividends and have voting rights; the cash dividends accrue during the vesting period and are paid upon vesting.
Assured Guaranty 2026 Proxy Statement 8

Our share ownership guidelines require that each non-executive director holds such number of Common Shares that have an aggregate market value of at least $600,000, which represents five times the maximum cash portion of the annual director retainer (exclusive of committee fees). The number of Common Shares required to be held is calculated on an annual basis each April 1 using the average closing price on the NYSE of a Common Share over the 40 consecutive trading days ending on the date of grant of our annual equity awards to employees. A director is not permitted to dispose of any Common Shares received as compensation from our Company until the director reaches the share ownership guideline. Once a director has reached the share ownership guideline, for so long as he or she serves on our Board, such director may not dispose of any Common Shares if such disposition would cause the director to be below the share ownership guideline. Common Shares that had been restricted but subsequently vested, in addition to purchased Common Shares, count toward the share ownership guideline. Mr. Ursano, who joined our Board in May 2025, along with Mr. Batten, who joined our Board in February 2024, are accumulating Common Shares toward their ownership goals, while our other non-executive directors, who have served on our Board longer, meet their share ownership guidelines.
In addition to the retainer described above, for each annual term:
•The chair of our Board is entitled to a $225,000 fee, in recognition of the strategic role he plays and the time commitment involved;
•The chairs of our Audit Committee and Compensation Committee are each entitled to a $40,000 fee;
•The chairs of our Environmental and Social Responsibility Committee, Finance Committee, Nominating and Governance Committee, and Risk Oversight Committee are each entitled to a $30,000 fee; and
•The members (but not the chairs) of our Audit Committee, Compensation Committee, Environmental and Social Responsibility Committee, Finance Committee, Nominating and Governance Committee, and Risk Oversight Committee are each entitled to a $15,000 fee.
Neither the chair nor the members of our Executive Committee are entitled to any fees for serving on such committee.
The chair of our Board has elected to waive receiving any fees for serving as a member or chair of a board committee.
Our Company generally will not pay a fee for attending a Board or committee meeting, but the chair of our Board has discretion to cause the Company to pay attendance fees of $2,000 in cash for extraordinary or special meetings. There were no extraordinary or special meetings of our Board in 2025.
In 2025, our Nominating and Governance Committee engaged FW Cook to conduct a comprehensive review and assessment of our non-executive director compensation program. FW Cook reviews this program periodically. FW Cook evaluated our director compensation by comparing it against the compensation awarded to directors of companies in our executive compensation comparator group at the time of the review and broader market segment using data from FW Cook’s 2024 Director Compensation Report. FW Cook found that the structure of our director compensation program was generally consistent with market and best practice design as recognized by the proxy advisory firms and investors, noting:
•the absence of meeting fees to simplify program administration and avoid the implication that there is additional pay for meeting attendance, which is an expected part of Board service
•the use of committee member fees to differentiate compensation among directors based on workload
•the payment of additional fees to our Board and committee chairs to recognize the additional responsibilities and time commitment associated with these roles
•the vesting of annual restricted share awards over a one-year period, which protects against the possibility of director entrenchment
•our limited benefits avoid the perception of conflicts of interest
•a meaningful and robust share ownership guideline ensures alignment between directors and shareholders
The compensation level for our non-executive directors for the 2025-2026 period did not change.
Our Nominating and Governance Committee believes the aggregate cost of our non-executive director compensation program is appropriate due to the complexity of our business model; the time our directors spend keeping themselves up-to-date on our Company by discussing matters with our CEO, other key executives and our principal external advisors, and by reading the reports and other materials that we send them regularly; and our directors' Board-related travel requirements.
9 Assured Guaranty 2026 Proxy Statement

DIRECTOR COMPENSATION
The following table sets forth our 2025 non-executive director compensation, including compensation for the directors’ committee assignments as of such date.

Name	Fees Earned or Paid in Cash	Share Awards(1)	All Other Compensation(2)	Total
Mark C. Batten (3)	$190,000	$145,000	—	$335,000
Francisco L. Borges (4)	$345,000	$145,000	$17,366	$507,366
Bonnie L. Howard	$190,000	$145,000	$31,183	$366,183
Thomas W. Jones	$165,000	$145,000	$32,460	$342,460
Alan J. Kreczko (5)	$180,000	$145,000	$32,165	$357,165
Yukiko Omura	$180,000	$145,000	—	$325,000
Lorin P.T. Radtke	$180,000	$145,000	$33,968	$358,968
Courtney C. Shea	$165,000	$145,000	$27,693	$337,693
Antonio Ursano, Jr.	$165,000	$145,000	$30,799	$340,799
(1)Represents grant date fair value, rounded to the nearest $1,000.
(2)Other compensation consists of matching gift donations to eligible charities paid in 2025 or in early 2026 for donations made in 2025 (in 2025, our Company offered to match donations of up to $25,000, plus a special match of up to $20,000 for donations to support humanitarian aid), reimbursement of business-related spousal travel paid in 2025, and U.K. personal tax return preparation fees paid in 2025 or in early 2026 for services performed in 2025.
(3)Mr. Batten elected to receive $40,000 of the cash component of his compensation as restricted shares and the remaining $150,000 in cash. Mr. Batten also serves as a non-executive director of Assured Guaranty UK Limited, for which he received annual director and committee fees of £138,750 in 2025 (which was approximately $186,848 as of December 31, 2025).
(4)Mr. Borges agreed to forgo an additional fee as the Chair of our Nominating and Governance Committee due to the substantial overlap between that position and his position as the Chair of the Board. Mr. Borges also does substantial work on executive compensation in conjunction with our Compensation Committee, for which he does not receive a fee. Mr. Borges elected to receive the entire cash component of his compensation as restricted shares.
(5)Mr. Kreczko elected to receive the entire cash component of his compensation as restricted shares.
The following table shows information related to non-executive director equity awards outstanding on December 31, 2025:

Name	Unvested Restricted Shares(1)
Mark C. Batten	2,177
Francisco L. Borges	5,765
Bonnie L. Howard	1,706
Thomas W. Jones	1,706
Alan J. Kreczko	3,824
Yukiko Omura	1,706
Lorin P.T. Radtke	1,706
Courtney C. Shea	1,706
Antonio Ursano, Jr.	1,706
(1)Vests one day prior to the 2026 Annual General Meeting.
Assured Guaranty 2026 Proxy Statement 10

WHAT IS OUR BOARD LEADERSHIP STRUCTURE?
Our current Chair of the Board is Francisco L. Borges. The position of CEO is held by Dominic J. Frederico.
While our Board has no fixed policy with respect to combining or separating the offices of Chair of the Board and CEO, those two positions have been held by separate individuals since our 2004 initial public offering. We believe this is the appropriate leadership structure for us at this time. Mr. Borges and Mr. Frederico have had an excellent working relationship, which has continued to permit Mr. Frederico to focus on running our business and Mr. Borges to focus on Board matters, including oversight of our management. Mr. Borges and Mr. Frederico collaborate on setting agendas for Board meetings to be sure that our Board discusses the topics necessary for its oversight of the management and affairs of our Company. As Chair of the Board, Mr. Borges sets the final Board agenda and chairs Board meetings, including executive sessions at which neither our CEO nor any other member of management is present. The Chair of the Board also chairs our Annual General Meetings.
HOW DOES THE BOARD OVERSEE RISK?
Our Board’s role in risk oversight is consistent with our leadership structure, with our CEO and other members of our senior leadership team having responsibility for assessing and managing risk exposure and our Board and its committees providing oversight in connection with these activities. Our Company’s policies and procedures relating to risk assessment and risk management are overseen by our Board. Our Board employs an enterprise-wide approach to risk management that supports our Company’s business plans at a reasonable level of risk. Risk assessment and risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Our Board annually approves our business plan, factoring risk management into account, and also approves our Company’s risk appetite statement, which articulates our Company’s tolerance for risk and describes the general types of risk that our Company accepts or attempts to avoid. The involvement of our Board in setting our business strategy is a key part of its assessment of management’s risk tolerance and also a determination of what constitutes an appropriate level of risk for us.
While our Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of our Board also have responsibility for risk assessment and risk management. As discussed under “Committees of the Board,” our Board has created a Risk Oversight Committee that oversees the standards, controls, limits, underwriting guidelines and policies that our Company establishes and implements in respect of credit underwriting and risk management. It focuses on management’s assessment and management of credit risks as well as other risks, including, but not limited to, market, financial, legal, operational risks (including information technology, cybersecurity, data privacy risks and outsourcing and vendor management), and risks relating to our reputation and ethical standards. Our Risk Oversight Committee and Board pay particular attention to credit risks we assume when we take on financial guaranty exposure and to risks related to our participation in the asset management business. In addition, the Audit Committee is responsible for, among other matters, reviewing policies and processes covering risk assessment and risk management for our financial reporting and controls. It also oversees information technology and cybersecurity risks related to our financial systems and controls as part of its oversight of the management of such risks, in coordination with the Risk Oversight Committee's supervision of our Company's technology and security risk management programs, and reviews our Company's compliance with legal and regulatory requirements. The Finance Committee oversees the allocation and performance of our Company’s investment portfolio (including in respect of alternative investments) as well as the performance of our Company's ownership interest in Sound Point Capital Management, LP, which we refer to as Sound Point, and our Company’s capital structure, financing arrangements, and rating agency matters. The Nominating and Governance Committee oversees risk at our Company by developing appropriate corporate governance guidelines, identifying qualified individuals to become board members as part of its Board succession planning, and working with our Compensation Committee on senior management succession planning. The Environmental and Social Responsibility Committee oversees risks related to our Company's environmental risk management and stewardship program (including climate related risks that have a material impact on our Company) and social responsibility (including human capital management strategy and employee engagement and inclusion initiatives), while each of our other Board committees have responsibility for risk assessment of such risks to the extent within their purview.
As part of its oversight of executive compensation, our Compensation Committee reviews compensation risk. Our Compensation Committee oversaw the performance of a risk assessment of our employee compensation program to determine whether any of the risks arising from our compensation program are reasonably likely to have a material adverse effect on us. Since January 2011, our Compensation Committee has retained FW Cook to perform an annual review of our compensation program and identify areas of risk and the extent of such risk. Our Compensation Committee directs that our Chief Risk Officer work with FW Cook to perform such risk assessment and to be sure that compensation risk is included in our enterprise risk management system. In conducting this annual review, from time-to-time, most recently in February 2024, FW Cook performs a systemic, qualitative assessment of all of our incentive compensation programs and reviews its findings with our Chief Risk Officer for completeness and accuracy. FW Cook seeks to identify any general areas of risk or potential for unintended consequences that exist in the design of our compensation programs, as well as mitigating features, and to evaluate our incentive plans relative to our enterprise risks to identify potential areas of concern, if any.
11 Assured Guaranty 2026 Proxy Statement

FW Cook updates its comprehensive risk assessment annually, and did so most recently in February 2026, taking into account the design and structure of our 2025 incentive programs and compensation practices , as well as prospective changes considered for 2026, and concluded that our incentive plans are well-aligned with sound compensation design principles and do not encourage behaviors that would likely create material adverse risk for our Company. In particular, FW Cook noted that the 2025 adoption of performance and payout ranges in the annual cash incentive plan had a neutral impact on the overall risk profile of our compensation system. Our Chief Risk Officer reviewed their findings and agreed with their conclusion. Based on this comprehensive review, our Compensation Committee continued to find that there is an appropriate balance between the risks inherent in our business and our compensation program.
BOARD OVERSIGHT OF CYBERSECURITY
Under the Company’s cybersecurity governance framework, the Board has overall responsibility for overseeing management’s establishment and operation of a cybersecurity program and our management of cybersecurity risk. Members of our Board have broad-based skills in risk management oversight and/or cybersecurity oversight certifications. Our Board delegates certain cybersecurity oversight responsibilities to the Risk Oversight Committee, which oversees enterprise risk, vendor management, and information technology risks, including assessing and managing cybersecurity and data privacy risks, and to the Audit Committee, whose oversight responsibility includes, as part of its oversight of the Company’s system of internal controls over financial reporting, assessing and managing financial risk exposures, including information technology, cybersecurity and data privacy risk related to the Company’s financial systems. The Risk Oversight Committee has specific responsibility for overseeing information technology processes and controls, including for cybersecurity, data privacy, compliance with related policies, and the process to monitor risks to the Company arising from changing technology trends, and coordinates with the Audit Committee, as needed.
The security of our products, services and corporate network is a key priority both for the growth of our business and our responsibilities as the leading financial guaranty insurance company. We have taken a risk-based approach to cybersecurity and have implemented cybersecurity policies throughout our operations. We maintain cybersecurity insurance to mitigate any costs that may be associated with a cybersecurity incident.
We maintain a robust Information Security Policy and Standards that details how material risks from cybersecurity threats are assessed, identified and managed. Our Chief Technology Officer oversees a process designed to remediate risks according to their criticality and presents to the Risk Oversight and Audit Committees and management at least semi-annually. Our Chief Information Security Officer also presents to the Board and the Risk Oversight and Audit Committees on cybersecurity and data privacy matters at least annually.
In 2025, our Chief Technology Officer and Chief Information Security Officer briefed our Board on our annual penetration test, which simulated a targeted cyber attack against our Company through network penetration, phishing, and physical intrusion; they reported that the positive outcome of the penetration test constituted an affirmation of the strength of our controls. Our Board also received a comprehensive briefing by external advisors on cybersecurity and board governance, including cybersecurity threat trends, incident response responsibilities, and relevant case studies, among other related topics. Our Chief Technology Officer and Chief Information Security Officer also briefed the Audit and Risk Oversight Committees on our cybersecurity program and cyber-threat landscape.
Awareness and alertness are important components to our cybersecurity program; upon onboarding and annually thereafter, our directors and employees are required to take cybersecurity training and we conduct regular exercises to educate employees about best practices and help them identify and avoid potential threats. We engage third-party consultants to conduct periodic penetration testing designed to identify potential security vulnerabilities. Our internal audit function, which has been outsourced to an international accounting firm, conducts periodic audits of cybersecurity and reports on such matters to the Audit Committee. We take measures designed to mitigate risks associated with third-party vendors that have access to confidential information or provide business critical functions.
SUCCESSION PLANNING
CEO and senior management succession planning is a critical aspect of our Company's governance and management strategy. Our Board plays an active role in this process.
As part of the succession planning process, our CEO provides recommendations and evaluations of potential CEO and senior management successors to the Nominating and Governance and the Compensation Committees, and our Board and/or the Nominating and Governance Committee (in consultation with the Compensation Committee) discusses succession matters quarterly. The Board and these committees consider a number of factors when reviewing potential successors, including experience, skills, competencies, and leadership potential. These factors help them assess which executives possess or can develop the attributes that the Board believes are necessary to lead and execute the Company’s strategy and enhance our culture. To facilitate this process, senior executives often attend Board meetings, present to the Board or one of its committees and attend other meetings or events with the Board, providing opportunities for our directors to interact with our more senior executives and assess their leadership capabilities. The Company also retained an outside consultant to assist with succession planning.
Assured Guaranty 2026 Proxy Statement 12

As a result of this planning, our Company has both interim and longer-term succession plans for senior management. The interim plan focuses on internal candidates and would be implemented if an executive is unavailable for an extended period or unable to perform their responsibilities, ensuring minimal disruption or loss of continuity to our business and operations. Given the unique nature of our business, our longer-term succession plans emphasize the development of internal candidates while also, in some cases, considering external market candidates.
COMPENSATION COMMITTEE INTERLOCKING AND INSIDER PARTICIPATION
Our Compensation Committee has responsibility for determining the compensation of our executive officers. None of the members of our Compensation Committee is a current or former officer or employee of our Company. No executive officer of our Company serves on the compensation committee of any company that employs any member of our Compensation Committee.
WHAT IS OUR RELATED PERSON TRANSACTIONS APPROVAL POLICY AND WHAT PROCEDURES DO WE USE TO IMPLEMENT IT?
Through our committee charters, we have established review and approval policies for transactions involving our Company and related persons, with our Nominating and Governance Committee taking the primary approval responsibility for transactions with our executive officers and directors and our Audit Committee taking the primary approval responsibility for transactions with 5% shareholders. No member of these committees who has an interest in a transaction being reviewed is allowed to participate in any decision regarding such transaction.
Our Nominating and Governance Committee charter requires the committee to review and approve or disapprove in advance all proposed transactions with executive officers and directors, on the one hand, and our Company, on the other hand, that exceed $120,000 per fiscal year and where the executive officer or director has or will have a direct or indirect material interest. Our Nominating and Governance Committee must also review reports, which our General Counsel provides periodically, and not less often than annually, about other transactions between executive officers and directors and our Company.
Our Audit Committee charter requires the committee to review and approve or disapprove in advance all proposed transactions between any person owning more than 5% of any class of our voting securities and our Company that exceed $120,000 per fiscal year and where such 5% shareholder has or will have a direct or indirect material interest. Our Audit Committee must also review reports, which our General Counsel provides periodically, and not less often than annually, about other transactions between 5% shareholders and our Company.
Our General Counsel identifies related person transactions requiring committee review pursuant to our committee charters from transactions that are:
•disclosed in director and officer questionnaires (which must also be completed by nominees for director) or in certifications of compliance under our Global Code of Ethics;
•reported directly by the related person or by another employee of our Company; or
•identified by our vendor management procedures and matching gift procedures based on comparison of vendors and matching gift recipients against a list of directors, executive officers and known 5% shareholders and certain of their related persons.
WHAT RELATED PERSON TRANSACTIONS DO WE HAVE?
From time to time, certain persons who are considered “related persons” under the SEC’s rules may provide services to us. Such related persons may include institutional investors, such as large investment management firms, mutual fund management organizations and other financial organizations that become beneficial owners (through aggregation of holdings of their affiliates) of 5% or more of a class of our voting securities, as well as our director nominees who have business relationships with us outside their service on the Board. In 2025, the following transactions occurred with investors who reported beneficial ownership of 5% or more of our voting securities and with one of our directors.
As indicated in “Which Shareholders Own More Than 5% of Our Common Shares,” BlackRock, Inc. and its affiliates, which we refer to as BlackRock, owns approximately 11.98% of our Common Shares outstanding as of March 6, 2026 (the record date for our Annual General Meeting), based on the number of Common Shares they reported in their Schedule 13G/A filing as of the date set forth in such filing. BlackRock supplies our investment reporting module, and in 2025 we incurred expenses of approximately $450,000 with respect to that module.
13 Assured Guaranty 2026 Proxy Statement

During the fiscal year ended December 31, 2025, Wellington Management Group LLP and its affiliates, which we refer to as Wellington Management, owned more than 5% of our Common Shares. However, Wellington Management currently owns less than 5% of our Common Shares outstanding as of the record date, based on the Schedule 13G/A filed by Wellington Management on February 10, 2026, reporting the number of Common Shares beneficially owned as of December 31, 2025. We appointed Wellington Management as an investment manager to manage certain of our investment accounts prior to it reaching a 5% ownership threshold. As of December 31, 2025, Wellington Management managed approximately $2.0 billion of our investment assets, which is approximately 27.2% of our total fixed maturity and short-term investment portfolio. In 2025, we incurred expenses of approximately $1.3 million related to our investment management agreement with Wellington Management.
Antonio Ursano, Jr. is a director on our Board and is also the managing partner and founder of Insurance Advisory Partners LLC, which we refer to as IAP, an insurance advisory firm that provides merger, acquisition, capital raising, and other advisory services to the insurance industry. In 2024, prior to Mr. Ursano's nomination and election to the Board, IAP began providing strategic and financial advice to our Company in connection with our efforts to diversify earnings through life reinsurance business opportunities. Under the engagement letter for such advice, we agreed to pay IAP as compensation for its services a quarterly retainer of $25,000 for the duration of the agreement and, upon closing a life reinsurance transaction, a mutually agreed success fee. In addition, we agreed to reimburse IAP for all reasonable, documented out-of-pocket expenses incurred in connection with its engagement, not to exceed $5,000 in any one month without our prior written consent. This engagement was approved in accordance with our related person transaction policies and procedures. Over the course of 2025 and following our January 2026 acquisition of Warwick Company (UK) Limited, we paid IAP an aggregate of $1.87 million, consisting of a success fee, quarterly retainer payments and reimbursement of expenses. We terminated our engagement of IAP after the closing of the acquisition.
Assured Guaranty 2026 Proxy Statement 14

HUMAN CAPITAL MANAGEMENT
We recognize that our workforce, as a key driver of our long-term performance, is among our most valued assets.
Our key human capital management objectives are to attract and retain the highest quality employees, including talented and experienced business leaders who drive our corporate strategies and build long-term shareholder value. To promote these objectives, our human capital management programs are designed to attract a broad applicant pool to open positions and to reward and support employees with competitive compensation and benefit packages in each of our locations around the globe, and with professional development opportunities to cultivate talented employees and prepare them for critical roles and future leadership positions.
As of December 31, 2025, we employed 367 people worldwide, and their average tenure was approximately 13 years.
In 2025, we continued to enhance and expand our human capital management initiatives.
EMPLOYEE DEVELOPMENT
We invest in the professional development of our workforce. We believe that encouraging employees to realize their full capabilities enhances job satisfaction, leads to increased performance, and enables our Company to cultivate a pipeline of internal talent for succession planning. To support the advancement of our employees, we endeavor to strengthen their knowledge and skills by providing equal access to training, including in leadership, management and effective communication skills, as well as tuition reimbursement assistance.
We believe our collegial and collaborative culture fosters informal mentoring and learning. We augment this with a formal mentoring program that includes both one-on-one mentoring as well as mentoring circles to provide an additional learning resource for our employees, to facilitate the onboarding of new recruits, and to reinforce connectedness. The mentoring program is offered to all employees across our Company’s offices. In addition, we sponsor memberships for our employees in external organizations to provide further opportunities for professional development, mentoring and networking.
We conduct employee evaluations and performance reviews annually, during which managers and employees are encouraged to discuss employee goals and opportunities for development, including, as appropriate, training and coaching.
Qualified employees interested in working abroad can apply to another of our offices as part of an international rotation program.
COMPENSATION AND BENEFITS
We believe our compensation program is firmly grounded in best practices, and is designed to attract, retain, and motivate talented individuals and to recognize and reward outstanding achievement. The components of our program consist of base salary and may include performance-based incentive compensation in the form of an annual cash incentive and deferred compensation in the form of cash and/or equity. We believe that a compensation program with both short-term and long-term awards provides fair and competitive compensation and aligns the interests of our employees and our investors. To help maintain the wellness of our employees, we offer a benefits package designed to promote and support physical and mental health as well as financial security. Benefits include life and health (medical, dental and vision) insurance, retirement savings plans (including Company matches of employee contributions), an employee stock purchase plan, hybrid work schedules, paid time off, paid family leave, an employee assistance program, commuter benefits, tuition reimbursement, fertility and family planning resources, child, elder and pet care assistance, fitness benefits, and Company matches of charitable contributions.
CULTURE
We seek to foster and maintain strong ethical standards and a reputation as a business that conducts itself professionally and with a high degree of integrity. In addition, we work to provide and support a respectful and inclusive environment that values the abilities of each employee, leading to enhanced engagement, maximizing individual performance, and improving retention. Education and awareness are critical components in promoting our Company’s values across our organization. Upon onboarding and annually, we require all employees to complete training that covers our Global Code of Ethics and related compliance policies, as well as our policies on the prevention of sexual harassment and discrimination. In addition to the foregoing group-wide trainings, we also provide targeted training and guidance from time to time on specific topics such as anti-fraud, anti-bribery and anti-corruption related matters.
15 Assured Guaranty 2026 Proxy Statement

Employees play an active and meaningful role in shaping our corporate culture by participating in employee-led initiatives that embody our values of respect, collegiality, and commitment. Our employees have the opportunity to develop programming that enhances the employee experience by participating in one of our five Employee Resource Groups (ERGs) and two employee-led committees. One committee directs our philanthropic efforts (see “Corporate Philanthropy” below), and a second committee supports our Company's commitment to anti-discrimination and equal opportunity in the workplace by providing input into our policies and strategies for achieving an inclusive culture, supporting our ERGs, sponsoring our mentoring program, and organizing various social, educational, and cultural events throughout the year. Our five ERGs were selected based on employee feedback, and they work to create community, build awareness and encourage employees to engage with and support one another. Membership in the ERGs is voluntary and open to all employees, regardless of whether they identify with the group's focus, and all of our ERGs include members who do not share those characteristics. The ERGs prepare and present strategic plans that incorporate the Company’s business objectives into their programming. Throughout the year, the ERGs sponsor various events, including many that are company-wide.
Our Women’s ERG held our fourth International Women’s Day conference in early March 2026. Employees from across our Company's offices gathered in New York to network in person, hear inspiring speakers, and to celebrate collective and individual accomplishments.
Transparency towards stakeholders, including shareholders, policyholders, investors and employees, is another hallmark of our culture. Each quarter after we issue our financial results, in addition to meeting with shareholders and policyholders, our Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer hold a town-hall style meeting for all employees where they provide an update on our Company’s performance and strategy, acknowledge contributions made by our employees to the continued success of our business and answer questions.
EMPLOYEE ENGAGEMENT
We utilize employee engagement surveys conducted by a third-party provider to foster confidentiality, to gauge the effectiveness of our efforts to enhance the employee experience, and to gain insight into employee perceptions about various aspects of the work environment. While we encourage open dialogue, we believe the engagement surveys provide a confidential forum for our employees to provide more candid feedback. We send surveys to the total global workforce. In the spirit of transparency and to convey our sincerity in acting on the feedback, we share summaries of survey results with our employees. We plan to continue to use the survey results to guide our development of new initiatives and enhancements to existing programs.
Assured Guaranty 2026 Proxy Statement 16

ENVIRONMENTAL AND SOCIAL RESPONSIBILITY
Our commitment to environmental and social responsibility starts at the top of our organization. Our Board of Directors recognizes the importance of environmental and social issues to its business and other stakeholders and has established a dedicated Environmental and Social Responsibility Committee to assist our Board in providing oversight of our Company’s policies and practices regarding environmental and social responsibility issues that affect our business, stakeholders and long-term strategy. Governance matters remain the responsibility of our Nominating and Governance Committee, while compensation matters are the responsibility of our Compensation Committee.
FINANCIAL GUARANTY
Our Company includes consideration of climate risk in the origination, underwriting, credit approval, and surveillance of our insured exposures and has integrated climate risk into our risk management and control functions. As a financial guarantor of municipal and structured and infrastructure finance transactions, we do not take direct insurance exposure to natural perils, but we do face the risk that our obligors’ ability to pay debt service may be impaired by the impact of such perils. Our assessment of how climate risks may impact a prospective obligor’s ability to pay debt service is informed by our extensive experience in public finance coupled with proprietary analytics and third-party data and insights. To improve our understanding of evolving climate conditions and to develop the analytical tools needed to measure and manage the related financial risks, we have been investing in both talent and technology.
In our insured portfolio, we assess environmental and climate risks by requiring that credit underwriting submissions include consideration of environmental and climate-related factors as part of the analysis. The vulnerability of obligors is evaluated with respect to climatic changes (e.g., sea level rise, droughts), extreme weather events (e.g., hurricanes, tornadoes, floods), geological events (e.g., earthquakes, volcanic eruptions) and resilience factors (e.g., mitigation capabilities, adaptation capacity), to determine if such environmental issues could materially impact an obligor's expected performance. Our U.S. Public Finance Surveillance process considers climate-related factors to evaluate the potential impact of environmental risks, such as exposure to extreme weather events, geographic locations prone to flooding or wildfires, and compliance with environmental requirements, on an issuer’s ability to make debt service payments.
In our investment portfolio, we incorporate consideration of quantitative and qualitative metrics, such as environmental risks, into our investment analysis in order to enhance the investment decisions required to achieve our principal investment objectives. Our investment managers rely on their respective corporate investment philosophy statements and use information regarding sustainability and responsible business practices, along with a variety of other economic factors, including risk and valuation metrics, when conducting research and due diligence on new investments, and again when monitoring investments for our investment portfolio. On an annual basis, we request and review reports from our primary investment managers on any material qualitative factors that may adversely impact returns.
CORPORATE PHILANTHROPY
Giving is an integral part of our corporate culture. We contribute generously to a broad range of causes through direct donations, matching gifts, and corporate sponsorships. In 2020, we formed an employee-led committee to provide our workforce the opportunity to direct philanthropic efforts. Employees can volunteer to serve on the committee, which supports our Company's corporate philanthropy, by selecting charitable partners and sourcing employee volunteer activities. Since 2020, total corporate donations have nearly tripled and have included organizations throughout the U.S., U.K., Europe, Bermuda, and Australia.
We continue to expand the scope of our corporate donations to further align with our vision and values as well as, whenever possible, provide targeted programmatic support to the organizations we sponsor. We strive to develop strategic partnerships through our direct donations program and, in 2025, made $650,000 in contributions to five organizations that work to improve access to education for New York City’s underserved populations, an increase from $625,000 in 2024 and $360,000 in 2023. Also, in 2025, we made $250,000 in contributions to nine organizations that support at-risk populations as well as work to build a future talent pipeline through education, leadership training, and career support. Additionally, in response to global conflicts and natural disasters, we made $232,000 in contributions to three organizations that provide humanitarian aid.
17 Assured Guaranty 2026 Proxy Statement

In addition to monetary donations, our employees volunteered 746 hours of their time in 2025, up from 545 hours in 2024, in several Company-sponsored events, including helping in food pantries, making blankets as part of our “Family Fun Day” event, and engaging in mock interviews and resume workshops with underserved populations. Furthermore, we maintain an employee paid leave program that allows each employee 7 hours per year to participate in Company-sponsored volunteer activities and another 7 hours per year to participate in sponsored or non-sponsored volunteer activities.
We maintain an employee and director match for donations to eligible charitable institutions in a total amount of $25,000 each year per individual. We also offer a separate special match for donations to support humanitarian aid.
In 2025, we provided monetary donations, including through matching gifts, to approximately 650 organizations that are important to our employees and directors.
Assured Guaranty 2026 Proxy Statement 18

INFORMATION ABOUT OUR COMMON SHARE OWNERSHIP
HOW MANY COMMON SHARES ARE OWNED BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS?
The following table sets forth information, as of March 6, 2026, the record date for our Annual General Meeting, regarding the beneficial ownership of our Common Shares by (i) each of our directors and nominees, (ii) each of our executive officers whose compensation is reported in the compensation tables that appear later in this proxy statement, which persons we refer to as our named executive officers, and (iii) the group comprising all of our directors, nominees and executive officers. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares under the column “Common Shares Beneficially Owned.” None of the directors, nominees or executive officers beneficially owns 1% or more of our outstanding Common Shares, except for Mr. Frederico, who beneficially owns approximately 3.45% of our Common Shares. The Common Shares beneficially owned by all directors, nominees and executive officers as a group, including the unvested restricted Common Shares, constitute approximately 5.70% of our outstanding Common Shares.

Name of Beneficial Owner	Common Shares Beneficially Owned	Unvested Restricted Common Shares(1)	Restricted Share Units(2)
Robert A. Bailenson	188,159	—	177,668
Mark C. Batten	1,718	2,177	—
Francisco L. Borges	294,937	5,765	—
Ling Chow	147,547	—	86,720
Stephen Donnarumma	102,361	—	41,794
Dominic J. Frederico(3)	1,549,087	—	336,947
Bonnie L. Howard	44,304	1,706	—
Thomas W. Jones	44,208	1,706	—
Alan J. Kreczko	62,913	3,824	—
Yukiko Omura	8,526	1,706	—
Lorin P.T. Radtke	6,591	1,706	—
Benjamin G. Rosenblum(4)	24,611	—	70,649
Courtney C. Shea	7,654	1,706	—
Antonio Ursano, Jr.	2,488	1,706	—
All directors, nominees and executive officers as a group (16 individuals)	2,534,969	22,002	773,476
(1)The reporting person has the right to vote (but not dispose of) the Common Shares listed under “Unvested Restricted Common Shares.”
(2)The Common Shares associated with restricted share units are not deliverable as of March 6, 2026, or within 60 days of March 6, 2026, and therefore cannot be voted or disposed of within such time period. As a result, these shares are not considered beneficially owned under SEC rules. We include them in the table above, however, because we view them as an integral part of share ownership by our executive officers. The restricted share units held by our executive officers vest on specified anniversaries of the date of the award, with Common Shares delivered upon and after vesting.
This column includes 37,907 share units allocated to Mr. Bailenson and 7,530 share units allocated to Mr. Rosenblum due to their election to invest a portion of their AG US Group Services Inc. Supplemental Executive Retirement Plan account in an employer stock fund.
(3)Common Shares beneficially owned by Mr. Frederico include shares owned by Mr. Frederico’s spouse and daughter, and shares owned by a family trust over which Mr. Frederico has the power to direct the voting and disposition.
(4)Common Shares beneficially owned by Mr. Rosenblum include 514 shares associated with restricted share units that are expected to be delivered on May 1, 2026.
19 Assured Guaranty 2026 Proxy Statement

WHICH SHAREHOLDERS OWN MORE THAN 5% OF OUR COMMON SHARES?
The following table shows all persons we know to be direct or indirect owners of more than 5% of our Common Shares as of the close of business on March 6, 2026, the record date for the Annual General Meeting. On March 6, 2026, 44,861,652 Common Shares were outstanding, including 22,022 unvested restricted Common Shares. Our information is based on reports filed with the SEC by each of the firms listed in the table below. You may obtain these reports from the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	6,637,489(1)	14.80%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	5,375,808(2)	11.98%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	4,299,943(3)	9.58%
(1)Based on a Schedule 13G/A filed by The Vanguard Group on November 12, 2024, reporting the amount of securities beneficially owned as of September 30, 2024. The Vanguard Group has shared voting power over 20,442 shares, sole dispositive power over 6,559,565 shares and shared dispositive power over 77,924 shares.
(2)Based on a Schedule 13G/A filed by BlackRock, Inc. on July 18, 2025, reporting the amount of securities beneficially owned as of June 30, 2025. BlackRock, Inc. has sole voting power over 5,228,682 shares and sole dispositive power over 5,375,808 shares.
(3)Based on a Schedule 13G/A filed by Dimensional Fund Advisors LP on February 9, 2024, reporting the amount of securities beneficially owned as of December 29, 2023. Dimensional Fund Advisors LP has sole voting power over 4,267,699 shares and sole dispositive power over 4,299,943 shares.

Assured Guaranty 2026 Proxy Statement 20

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Our Bye-Laws provide for a maximum of 21 directors and empower our Board of Directors to fix the exact number of directors and appoint persons to fill any vacancies on our Board until the next Annual General Meeting. Our Board may appoint any person as a director to fill a vacancy on our Board occurring as the result of any existing director being removed from office pursuant to the Bye-Laws or prohibited from being director by law; being or becoming bankrupt or making any arrangement or composition with their creditors generally; being or becoming disqualified, of unsound mind, or dying; or resigning. Our Board may also appoint a person as a director to fill a vacancy resulting from an increase in the size of our Board or a vacancy left unfilled at an Annual General Meeting.
Our Board currently consists of 10 members. Following the recommendation of our Nominating and Governance Committee, our Board has nominated Mark C. Batten, Francisco L. Borges, Dominic J. Frederico, Bonnie L. Howard, Thomas W. Jones, Alan J. Kreczko, Yukiko Omura, Lorin P.T. Radtke, Courtney C. Shea and Antonio Ursano, Jr. as directors of AGL. Proposal No. 1 is Item 1 on the proxy card.
Our directors are elected annually to serve until their respective successors shall have been elected.

☑	Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees as directors of AGL.
It is the intention of the persons named as proxies, subject to any direction to the contrary, to vote in favor of the candidates nominated by the Board of Directors. We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected.
There are no arrangements or understandings between any director and any other person pursuant to which any director was or is selected as a director or nominee.
21 Assured Guaranty 2026 Proxy Statement

OUR BOARD COMPOSITION AND DIRECTOR SKILLS
Election of the current nominees will result in our Board of Directors being composed of individuals with a wide range of backgrounds and experience, and will result in a Board of Directors that comprises nine non-executive directors plus our CEO. The table below summarizes the key qualifications, skills and attributes most relevant to the decision to nominate candidates to serve on our Board. Further information about each director nominee may be found in their biographies contained in the pages that follow.

	Batten	Borges	Frederico	Howard	Jones	Kreczko	Omura	Radtke	Shea	Ursano
Qualifications and Expertise
Financial Guaranty Industry	✓	✓	✓	✓	✓	✓	✓		✓	✓
U.S. Public Finance		✓	✓						✓
Structured Finance	✓		✓				✓
Infrastructure Finance	✓	✓	✓				✓		✓
Insurance Industry	✓	✓	✓	✓	✓	✓	✓		✓	✓
Life and Annuity (Re)insurance			✓		✓	✓
Government Service		✓				✓	✓
Banking	✓		✓	✓	✓		✓	✓		✓
Investment Management		✓	✓	✓	✓		✓	✓
Risk Management	✓		✓	✓	✓	✓	✓	✓		✓
Enterprise Risk Management	✓	✓	✓	✓	✓	✓	✓
Environmental and Climate-Related Financial Risk			✓			✓	✓
Cybersecurity* and Data Privacy				✓		✓		✓	✓
Legal and Compliance	✓	✓	✓	✓		✓			✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓
Human Capital Management	✓	✓	✓	✓	✓		✓
Financial Reporting	✓	✓	✓	✓	✓		✓			✓
Audit and Internal Control	✓	✓	✓	✓	✓	✓			✓
Audit Committee Financial Expert**	✓			✓	✓
Independence, Tenure and Age
Independent	✓	✓		✓	✓	✓	✓	✓	✓
Director Since	2024	2007	2004	2012	2015	2015	2014	2021	2021	2025
Age	69	74	73	72	76	74	70	57	65	61

*     Cybersecurity skills relate to broad-based skills in risk management oversight and/or cybersecurity oversight certifications.
** Audit Committee Financial Expert is only identified for the Company’s current Audit Committee members.
Assured Guaranty 2026 Proxy Statement 22

NOMINEES FOR DIRECTOR

Mark C. Batten Independent Director Since: 2024 Committee Memberships: Audit (Chair) Finance Risk Oversight

Qualifications:
Mr. Batten has broad knowledge of the insurance and financial services sectors, with a strong record of experience and expertise in audit, corporate finance, and enterprise risk management, which is valuable to our Board in its oversight of our financial reporting and risk management policies and makes him ideally suited to chair our Audit Committee. In addition, his current portfolio of board non-executive roles for financial services and insurance companies adds value to the Board and Board committee deliberations.
Biography:
Mr. Batten, age 69, became a director of AGL in February 2024. Mr. Batten is the chair of the Audit & Risk Committee and Senior Independent Director of Picton Property Income Ltd., a company listed on the London Stock Exchange. He also serves as a non-executive director on the board of the following private financial services companies: Weatherby’s Bank Ltd, where he is the chair of the Audit committee and Senior Independent Director, and Reliance National Insurance Company (Europe) Limited, where he is the chair of the Audit Committee. In addition, Mr. Batten has served as an independent, non-executive director for AGL's UK insurance subsidiary, Assured Guaranty UK Limited, since 2018 and its chair since 2021.
Mr. Batten was formerly a partner for over 25 years at PricewaterhouseCoopers LLP (PwC), retiring from the partnership in 2017. Mr. Batten led a number of practices during his career with PwC and undertook a wide range of financial services restructuring projects for insurers and reinsurers, banks and fund management companies. He was a non-executive director of PwC’s Bermuda-based global insurance captive and also served as a non-executive director of the Royal Brompton and Harefield Hospital Foundation Trust.
Mr. Batten is a Chartered Accountant and currently serves as Chair of the Governing Body of Westminster School (a leading independent school in the UK).

Francisco L. Borges Chair of the Board Independent Director Since: 2007 Committee Memberships: Nominating and Governance (Chair) Executive (Chair)

Qualifications:
Mr. Borges has expertise in finance arising from his experience in investment management and in structuring and marketing financial guaranty insurance. In addition, his public service background has given him valuable perspectives into the public finance industry. Mr. Borges' insights into the financial markets in which our Company operates are particularly useful as our Company pursues its goal of increasing asset management-related earnings and increasing our investment in alternative assets. Each of these areas is important to our business.
Biography:
Mr. Borges, age 74, became a director of AGL in August 2007, and has been Chair of our Board of Directors since May 2015. He is a retired partner of Ares Management Corporation and the former chairman of the Ares Secondaries Group. Prior to its acquisition by Ares Management Corporation in 2021, Mr. Borges was Chair and Managing Partner of Landmark Partners, LLC, an alternative investment management firm where he had been employed since 1999. Previously, Mr. Borges was managing director of GE Capital’s Financial Guaranty Insurance Company. He is a former Treasurer for the State of Connecticut and a former Deputy Mayor of the City of Hartford, Connecticut.
Mr. Borges is a trustee of the Clipper Funds Trust and a member of the board of directors of Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected International Fund, Inc. and Hartford HealthCare Corporation. Mr. Borges served on the board of directors of Jefferies Financial Group Inc. from 2013 through 2022, where he was a member of the Audit Committee and the Nominating and Corporate Governance Committee.
Mr. Borges is also a member of the board of trustees for the Millbrook School and a former chair of the board of trustees of the Knight Foundation.
23 Assured Guaranty 2026 Proxy Statement

Dominic J. Frederico Chief Executive Officer Non-Independent Director Since: 2004 Committee Memberships: Executive

Qualifications:
Mr. Frederico has the most comprehensive knowledge of all aspects of our operations as well as executive experience. He also has extensive industry experience, which makes him valuable both as an officer and as a director of AGL.
Biography:
Mr. Frederico, age 73, has been a director of AGL since our 2004 initial public offering, and the President and Chief Executive Officer of AGL since 2003. During his tenure as President and Chief Executive Officer, our Company became the leading provider of municipal bond insurance and financial guaranties. Under his leadership, our Company completed its 2004 initial public offering and, in 2009, acquired the financial guaranty insurance company that we renamed Assured Guaranty Municipal Corp., thereby bringing together the only two monoline bond insurers to continue writing financial guaranty policies before, during and after the 2008 financial crisis. In the following years, he led our acquisition of a number of the remaining legacy financial guaranty insurance companies or their portfolios, expanding our reach, consolidating industry capital and solidifying our position as the leader in the financial guaranty industry. Mr. Frederico is leading our strategic expansion into alternative asset management, with a goal of increasing asset management-related earnings and increasing our investment in alternative assets.
Mr. Frederico served as Vice Chair of ACE Limited (now known as Chubb Limited) from 2003 until 2004 and served as President and Chief Operating Officer of ACE Limited and Chair of ACE INA Holdings, Inc. from 1999 to 2003. Mr. Frederico was a director of ACE Limited from 2001 through May 2005. From 1995 to 1999, Mr. Frederico served in a number of executive positions with ACE Limited, during which period he oversaw the successful acquisition and integration of the domestic and international property casualty operations acquired by ACE Limited from CIGNA Corporation in July 1999 and the acquisition of Capital Re Corp., the predecessor company to our Company, in December 1999.
Prior to joining ACE Limited, Mr. Frederico spent 13 years working for various subsidiaries of the American International Group. His last position at the group was Senior Vice President and Chief Financial Officer of AIG Risk Management.
Mr. Frederico is a member of the Amynta Group advisory board.

Bonnie L. Howard Independent Director Since: 2012 Committee Memberships: Compensation (Chair) Audit Executive Nominating and Governance

Qualifications:
Ms. Howard’s background in audit, finance and enterprise risk management is valuable to the Board in its oversight of our financial systems controls and risks related to information technology and cybersecurity. This background included the oversight of performance management and compensation for global organizations, which makes her well suited to chair our Compensation Committee.
Biography:
Ms. Howard, age 72, became a director of AGL in August 2012. Ms. Howard has more than 30 years of experience in credit, risk management and financial reporting policies. She worked at Citigroup Inc. from 2003 to 2011, serving as Chief Auditor from 2004 to 2011 and Global Head of Control and Emerging Risk from 2010 to 2011, leading a team of over 1,500 professionals covering $1.9 trillion of assets in over 100 countries, until her retirement in 2011. She was previously Managing Director of Capital Markets Audit at Fleet Boston Financial and a Managing Director at JPMorgan in the roles of Deputy Auditor and head of Global Markets Operational Risk Management. Ms. Howard has over a decade of experience with KPMG and Ernst & Young.
Ms. Howard serves on the board of directors of Artisan Partners Funds, where she is a member of the Audit Committee, Governance Committee, and Education Committee. Ms. Howard previously served on the board of directors of BMO Financial Corp., where she was a member of the Audit Committee, and the board of directors of BMO Harris Bank N.A., where she chaired the Directors’ Trust Committee and the Audit Committee.
Ms. Howard holds a CERT Certificate in Cybersecurity Oversight issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University.
Assured Guaranty 2026 Proxy Statement 24

Thomas W. Jones Independent Director Since: 2015 Committee Memberships: Audit Compensation Nominating and Governance

Qualifications:
Mr. Jones’ background has given him extensive experience in investment management and in the operations of large financial institutions, which is valuable to the Board as our Company pursues its goal of increasing asset management-related earnings and increasing our investment in alternative assets. His previous service on the boards of other financial services companies and the Federal Reserve Bank of New York adds value to the Board and Board committee deliberations.
Biography:
Mr. Jones, age 76, became a director of AGL in August 2015. Mr. Jones is the former founder and senior partner of venture capital firm TWJ Capital LLC. Prior to founding TWJ Capital LLC in 2005, he was the chief executive officer of Global Investment Management at Citigroup, which included Citigroup Asset Management, Citigroup Alternative Investments, Citigroup Private Bank and Travelers Life & Annuity. Earlier, he held a series of positions at TIAA-CREF, including vice chair and director, president and chief operating officer, and executive vice president and chief financial officer, and at John Hancock Mutual Life Insurance Company, where he rose to senior vice president and treasurer. He began his career in public accounting and management consulting, primarily at Arthur Young & Company (predecessor to Ernst & Young).
Mr. Jones serves on the board of directors of Jefferies Financial Group, Inc. where he chairs the Risk and Liquidity Oversight Committee and serves on the Audit Committee, the Culture and Community Committee and the Nominating and Corporate Governance Committee. Mr. Jones is Trustee Emeritus of Cornell University and Trustee of Episcopal Church Pension Group. Mr. Jones has served on numerous boards in the past, including those of the Federal Reserve Bank of New York (where he was vice chair), Altria Group, Freddie Mac, Travelers Group, Fox Entertainment Group, Pepsi Bottling Group and TIAA-CREF. Mr. Jones has been designated a Board Leadership Fellow by the National Association of Corporate Directors, and is a licensed Certified Public Accountant.

Alan J. Kreczko Independent Director Since: 2015 Committee Memberships: Environmental and Social Responsibility (Chair) Nominating and Governance Risk Oversight

Qualifications:
Mr. Kreczko’s lengthy service in senior legal and policy positions both in the federal government and in the insurance industry, as well as the global and governmental perspective he has gained, are valuable to the Board. Mr. Kreczko’s experience chairing The Hartford’s Environment Committee makes him particularly valuable as the chair of our Environmental and Social Responsibility Committee. Mr. Kreczko also has insight about cybersecurity matters arising from his experience as co-chair of The Hartford's Cyber Security Committee.
Biography:
Mr. Kreczko, age 74, became a director of AGL in August 2015. Mr. Kreczko retired from The Hartford Financial Services Group, Inc., now The Hartford Insurance Group, Inc., which we refer to as The Hartford, on December 31, 2015, where he served as executive vice president and general counsel from June 2007 until June 2015. In that capacity, Mr. Kreczko oversaw the law department, government affairs, compliance and communications. Additionally, he chaired The Hartford’s Environment Committee and co-chaired The Hartford's Cyber Security Committee. From June 2015 until December 2015, he served as Special Advisor to the Chief Executive Officer.
Mr. Kreczko joined The Hartford in 2003 after 27 years in public service at the United States Department of State, where he held various senior positions. As the Acting Assistant Secretary of State for Population, Refugees and Migration, he led the department’s response to humanitarian crises in conflict situations, including Afghanistan, Timor, and West Africa. Before that, Mr. Kreczko served as special assistant to President Clinton and legal advisor to the National Security Council. Earlier, he participated in sensitive bilateral and multilateral negotiations as deputy general counsel to the Department of State and as legal advisor to the personal representatives for Middle East negotiations of Presidents Carter and Reagan. Mr. Kreczko is on the board of the Boys and Girls Clubs of Hartford. Mr. Kreczko is also on the advisory council of his alma mater, Villa Angela-Saint Joseph High School.
25 Assured Guaranty 2026 Proxy Statement

Yukiko Omura Independent Director Since: 2014 Committee Memberships: Finance (Chair) Compensation Environmental and Social Responsibility Executive

Qualifications:
Ms. Omura brings more than 40 years of international professional experience in the financial sector working in major financial centers of the world. Her global experience adds considerable value to the Board and her extensive background in the financial sector makes her particularly well suited to chair our Finance Committee.
Biography:
Ms. Omura, age 70, became a director of AGL in May 2014. She is a non-executive director of Nishimoto HD Co. Ltd. She also serves as the Chair of the Private Infrastructure Development Group and is a member of the advisory board for The Critical Minerals Fund. Ms. Omura was a Supervisory Board Member of Amatheon Agri Holding N.V. until March 2018. She served as Undersecretary General and Chief Operating Officer/Vice President of the International Fund for Agricultural Development until February 2012 and, prior to that, as Executive Vice President and CEO of the Multilateral Investment Guarantee Agency of the World Bank Group.
Ms. Omura began her career as a project economist with the Inter-American Development Bank, working in the infrastructure sector. She then worked in senior positions at several major investment banks in Tokyo, New York and London. At JPMorgan she worked on the mergers and acquisitions and derivatives teams, launched the emerging markets operations in Tokyo and led EMSTAR (Emerging Markets Sales, Trade and Research) Marketing for Northern Europe out of London. Subsequently, Ms. Omura served as Senior Vice President and Head of Emerging Markets Asia, and then as Head of Credit Business, Asia at Lehman Brothers. She then became Managing Director and Head of the Global Fixed Income and Derivatives Department for Union Bank of Switzerland, Japan. Following a merger with Swiss Bank Corp., Ms. Omura became the new head of the merged bank’s Global Fixed Income and Derivatives Department, after which she joined Dresdner Bank as Managing Director and Head of Global Markets and Debt Office, Japan. In 2002, Ms. Omura created the HIV/AIDS Prevention Fund, a charitable company based in London.

Lorin P.T. Radtke Independent Director Since: 2021 Committee Memberships: Risk Oversight (Chair) Environmental and Social Responsibility Finance

Qualifications:
Mr. Radtke’s background has given him considerable experience in investment management, client franchise development, structured product marketing and risk management, all of which are valuable to the Board and particularly valuable as chair of our Risk Oversight Committee. Mr. Radtke’s expertise is a key strength as our Company pursues its goal of increasing asset management-related earnings and increasing our investment in alternative assets.
Biography:
Mr. Radtke, age 57, became a director of AGL in May 2021. Mr. Radtke is the co-founder and partner of venture capital firm M Seven 8. Prior to founding M Seven 8 in 2017, he spent 24 years in various positions with Goldman Sachs, eight years of which was as a Partner. His career at Goldman Sachs included time in the Chicago, London and New York offices. Mr. Radtke was the Head of Mortgage and Structured Product Sales through the financial crisis of 2008-09 and its emergence from that crisis (2009-14). Mr. Radtke had additional leadership roles within the credit, mortgage and structured product disciplines within the Fixed Income Currencies and Commodities (FICC) Division. He was also responsible for additional sales/marketing groups, portfolio solution groups, and public advisory groups within FICC. These positions included Head of Credit Products Group — Hard Asset and Portfolio Solutions, Head of Structured Products — Distribution and Sourcing, Head of Structured Portfolio Solutions Group and Head of CLO Origination.
Mr. Radtke played an integral role in the development of diverse professionals within Goldman Sachs by leading summer intern, vice president and managing director diversity development programs. He has served as a director of University of Wisconsin — Milwaukee School of Business.
Mr. Radtke is a member of the board of directors of the Lord Abbett Family of Funds, where he serves on the Audit Committee.
Mr. Radtke holds a CERT Certificate in Cybersecurity Oversight issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University.
Assured Guaranty 2026 Proxy Statement 26

Courtney C. Shea Independent Director Since: 2021 Committee Memberships: Environmental and Social Responsibility Finance Risk Oversight

Qualifications:
Ms. Shea’s expertise in audit, risk and investment management along with her legal background is valuable to the Board and its committees. In addition, her experience with state and local governments has given her valuable insight into the U.S. public finance market.
Biography:
Ms. Shea, age 65, became a director of AGL in May 2021. Ms. Shea had a 35 year career in U.S. public finance in which she served as both a municipal advisor and investment banker working with state and local governments, not for profits and universities, in their issuance of municipal bonds. Ms. Shea served as the Managing Member of Columbia Capital Management, a national municipal advisory firm, from September 2013 until her retirement from the firm in April 2021. Prior to her tenure at Columbia Capital Management, Ms. Shea was an investment banker with several Wall Street firms, including serving as National Head of Public Finance at a division of ABN AMRO for five years.
Ms. Shea serves as an independent director on board of directors of Power Solutions International, Inc, where she is a member of the Audit Committee and the Compensation Committee. Additionally she serves on several not-for-profit boards, including The Joffrey Ballet and the Milken Institute Center for Financial Markets Public Finance Advisory Council. Ms. Shea served as an independent director and Audit Committee chair of the Professional Diversity Network from March 2019 until August 2024. Ms. Shea was a founding member of Women in Public Finance, a women’s professional organization founded in 1996, and has been designated a Board Leadership Fellow by the National Association of Corporate Directors.
Ms. Shea holds a Cybersecurity Certification from the Private Directors Association.

Antonio Ursano, Jr. Non-Independent Director Since: 2025 Committee Memberships: Environmental and Social Responsibility Finance Risk Oversight

Qualifications:
Mr. Ursano's extensive experience in the insurance industry and investment banking business is a valuable asset to the Board. The Company has benefited from Mr. Ursano's insights since the initial public offering of its Common Shares, including most recently through the insurance advisory firm that he founded and where he is the managing partner.
Biography:
Mr. Ursano, age 61, became a director of AGL in May 2025. Mr. Ursano is the founder and managing partner of Insurance Advisory Partners LLC, an insurance advisory firm that provides merger, acquisition, capital raising, and other advisory services to the insurance industry. Prior to founding Insurance Advisory Partners in 2021, Mr. Ursano was the Group Financial Officer of Hamilton Insurance Group Ltd. Mr. Ursano also served on the board of directors of Hamilton Insurance Group Ltd. from October 2023 through June 2024.
Mr. Ursano began his career as an analyst at Donaldson, Lufkin & Jenrette and went on to work at Merrill Lynch and SG Warburg & Company before heading the Global Financial Institutions Group at Bank of America Securities for 10 years and then being named a Vice-Chairman. Mr. Ursano subsequently became head of corporate development for Willis Group and founder and CEO of Willis Capital Markets and Advisory before going to TigerRisk Partners as President and CEO of TigerRisk Capital Markets and Advisory.
Mr. Ursano is the founder and chairman of the Industry Advisory Board of the Institute for Risk Management and Insurance Innovation at the University of North Carolina, Chapel Hill. Mr. Ursano also serves on the Board of Directors of the Morehead Cain Scholarship Fund at the University of North Carolina, Chapel Hill.

27 Assured Guaranty 2026 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
CD&A ROADMAP
Assured Guaranty 2026 Proxy Statement 28

SUMMARY
2025 Achievement Highlights
Under our CEO's leadership, we continued to grow shareholder value during 2025, increasing shareholders' equity attributable to Assured Guaranty Ltd. per share, adjusted operating shareholders’ equity per share* and adjusted book value per share* to new highs of $125.32, $126.78 and $186.43, respectively. Our GAAP** net income attributable to Assured Guaranty Ltd. per share was $10.26, and our adjusted operating income per share* was $9.08, representing increases of 49% and 28%, respectively, over last year, and both were the second highest in our history.
Our results were driven by our CEO's dedicated pursuit of all of our primary business strategies:

Insurance
•We insured $33 billion of par in 2025, more than we have insured in any year in over a decade.
•In the U.S. public finance market, we insured 51 deals with approximately $100 million or more of insured par, our largest annual volume of such deals in over a decade (we view the volume of such transactions as a barometer of institutional demand for our insurance product).
•We streamlined our U.S. public finance secondary market insurance process to make it more market friendly.
–We invested in systems upgrades and revamped our approval and pricing processes to allow us to respond with alacrity to inquiries on a large universe of U.S. public finance credits eligible for our insurance.
–We introduced the Bloomberg Assured Secondary Market Interface to allow clients to see a large universe of live secondary market insurance offerings from us.
–We are already seeing the results of our efforts in the U.S. public finance secondary market. In 2025, we generated $44 million of GWP and $44 million of PVP* in this market – in each case, a year-over-year increase of 450%.
•Across all of our markets, we generated $256 million of GWP and $286 million of PVP.*
•In the structured finance market, we developed our fund finance business into a flow business. This business line generates faster earnings than other business lines and has the potential for frequent renewals, which would result in repeat premium generation.
•We expanded our financial guaranty insurance market by executing transactions in new sectors and in jurisdictions where we had not been active for some time, as well as attracting new buyers of our product.

Capital Management
•We repurchased 5.8 million of our Common Shares, or 11.5% of those outstanding at December 31, 2024, meeting our 2025 target of repurchasing $500 million of our shares, and continuing to manage our excess capital under a program initiated by our CEO in 2013.
•In total, we returned approximately $569 million to our shareholders in 2025 – $500 million through repurchases of our Common Shares and $69 million through dividends.
•Since we established our capital management program thirteen years ago and through February 25, 2026, we have distributed approximately $6.8 billion to our shareholders through Common Share repurchases and dividends, and we have repurchased approximately 81% of our Common Shares outstanding at December 31, 2012, which was just before we began our Common Share repurchase program.

*    Adjusted operating shareholder’s equity, adjusted book value, adjusted operating income and PVP are non-GAAP financial measures. An explanation of these measures, which are considered when setting compensation for our CEO and approving compensation for our senior leadership team, and a reconciliation to the most comparable GAAP measures, may be found on pages 95 to 98 of our Annual Report on Form 10-K for the year ended December 31, 2025. In addition, please refer to the section entitled “Forward Looking Statements” following the cover of that Annual Report on Form 10-K.
** Accounting principles generally accepted in the United States of America.
29 Assured Guaranty 2026 Proxy Statement

Alternative Investments
•Consistent with our CEO's vision of investing an appropriate portion of our capital in order to increase returns, we increased the amount of our alternative investments by approximately 16%, from $884 million at year-end 2024 to $1,025 million at year-end 2025, based on market value.
•With an annualized inception-to-date internal rate of return of approximately 13%, our alternative investments are on track to create more income over their anticipated holding periods than a similar amount of our other fixed-income investments would.

Diversification of Earnings
•We chose to participate in the asset management business in order to diversify our earnings by participating in an earnings stream independent of the risk-based premiums generated by our financial guaranty business.
•Our CEO identified life reinsurance as another opportunity to diversify our earnings stream. During 2025, we completed essentially all of the work necessary to launch our new annuity reinsurance platform, Assured Life Reinsurance Ltd., which launched in January 2026. Our CEO and the senior leadership team believe this new reinsurance annuity platform leverages the Company’s core competencies in credit, structured finance, and asset management and that it will provide future revenue diversification and the potential for future net income growth.

2025 Headwinds
We faced substantial headwinds in the financial guaranty insurance markets during 2025. Despite guaranteeing $33 billion in par, more than we have in ten years, GWP was lower than expected, and PVP* was below its target. The premiums we are able to charge for our insurance is a function not only of the amount of par we insure, but also the sector, underlying credit and other attributes of the obligations we are insuring, as well as economic and competitive factors. In general, we are able to charge higher premiums for obligations with underlying credit characteristics consistent with a BBB rating, as well as obligations with longer tenors and more complicated structures or in sectors viewed to carry more risk. In addition, the level of credit spreads in the market influences the premium we may charge. Finally, in those U.S. public finance sectors where we face competition from another financial guaranty insurer, competitive factors play a role.
While persistent tight credit spreads and competition in certain sectors continued to provide headwinds in 2025, management believes the biggest increase in headwinds from 2024 was the mix of business presented in the markets in 2025. During the first half of 2025, U.S. public finance par issuance by obligors with BBB ratings characteristics, the most lucrative category for us, was just a fraction of what it had been in 2024, and for the full year 2025 was still down substantially from 2024. Conversely, issuance by U.S. public finance obligors with AA ratings characteristics increased substantially in 2025 from 2024. We insured 58% more in par of AA-rated U.S. public finance transactions in 2025 than we did in 2024, demonstrating the healthy demand for our product even where we do not provide a ratings uplift, but the premiums available in this market are limited.
That our executives achieved the results summarized above in the face of these headwinds was an important consideration for our Compensation Committee in determining the compensation of our CEO and other named executive officers for the 2025 performance year.

*     PVP is a non-GAAP financial measure. An explanation of this measure, which is considered when setting compensation for our CEO and approving compensation for our senior leadership team, and a reconciliation to the most comparable GAAP measure, may be found on pages 97 and 98 of our Annual Report on Form 10-K for the year ended December 31, 2025. In addition, please refer to the section entitled “Forward Looking Statements” following the cover of that Annual Report on Form 10-K.
Assured Guaranty 2026 Proxy Statement 30

Our Total Shareholder Return
As illustrated in the graph and table below, our five-year TSR, with all dividends reinvested, exceeded the TSR of all the indices or groups to which we compare ourselves, by between 108 and 115 percentage points. We believe the extraordinary performance of our five-year TSR reflects the market's confidence in the direction our CEO and the rest of the senior leadership team is leading our Company.
The table and chart below depict the cumulative TSR in dollars on our Common Shares from December 31, 2020 through December 31, 2025, relative to the cumulative TSR of the S&P 500 Stock Index, S&P 500 Financials Stock Index and Russell Midcap Index - Financials, over the same period. The table and chart depict the value on December 31 of each year from 2020 through 2025, of a $100 investment made on December 31, 2020.

Cumulative Total Shareholder Return
(12/31/20 - 12/31/25)
$350
$300
$250
$200
$150
$100
$50
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
12/31/25
Assured Guaranty Ltd.
S&P 500 Stock Index
S&P 500 Financials Sector Index
Russell Midcap Index - Financials

31 Assured Guaranty 2026 Proxy Statement

Calculated from total returns published by Bloomberg.

Cumulative TSR from 12/31/2020 to	Assured Guaranty Ltd.	Russell Midcap Index - Financials	S&P 500 Financials Sector Index	S&P 500 Stock Index
12/31/2020	100.00	100.00	100.00	100.00
12/31/2021	162.35	135.85	134.87	128.68
12/31/2022	204.89	118.86	120.61	105.36
12/31/2023	251.02	134.43	135.21	133.03
12/31/2024	306.43	175.86	176.45	166.28
12/31/2025	310.85	201.41	202.86	195.98
Calculated from total returns published by Bloomberg.
The table below shows the cumulative TSR, with all dividends reinvested, of our Common Shares over the five-, three- and one-year periods through December 31, 2025, relative to the cumulative TSR of the S&P 500 Stock Index, Russell Midcap Index - Financials, and S&P 500 Financials Sector Index. While our five-year TSR substantially exceeded the indices to which we compare ourselves, our three- and one-year TSRs were lower.

Total Shareholder Return Comparison
Period Ending 12/31/2025	Assured Guaranty Ltd.	Russell Midcap Index - Financials	S&P 500 Financials Sector Index	S&P 500 Stock Index
5 Years	210.85%	101.41%	102.86%	95.98%
3 Years	51.72%	69.44%	68.19%	86.01%
1 Year	1.44%	14.53%	14.97%	17.86%
Calculated from total returns published by Bloomberg.
Assured Guaranty 2026 Proxy Statement 32

Snapshot of Our CEO’s 2025 Performance Year Compensation
In light of the factors previously described in this section under "2025 Achievement Highlights", "2025 Headwinds" and "Our Total Shareholder Return", the Compensation Committee awarded total compensation to Mr. Frederico of $12,010,955 million for the 2025 performance year, which was 7.7% less than the total compensation it awarded him for the 2024 performance year and 11.0% less than it awarded him for the 2023 performance year.
Mr. Frederico's base salary has remained unchanged since 2017.
For the 2025 performance year, 89.6% of Mr. Frederico’s compensation constituted incentive compensation: 20.9% was in the form of a performance-based cash incentive that was awarded based on measuring his performance against financial performance targets and non-financial objectives set at the beginning of the year, and 68.7% was in the form of long-term equity-based incentive, with 60% of that equity award dependent on performance relative to pre-established targets for the three-year period covering 2026 to 2028.
CEO TOTAL COMPENSATION
*Represents the Compensation Committee's target nominal value.

	2023 Performance Year Compensation	2024 Performance Year Compensation	2025 Performance Year Compensation	Change from 2024 to 2025
Fixed Compensation — Base Salary (1)	$1,250,000	$1,250,000	$1,250,000	— %	↔
Incentive Compensation
Cash Incentive Compensation	$3,496,050	$3,016,793	$2,510,955	(16.8)%	↓
Long-Term Performance-Based Equity	$5,250,000 (2)	$5,250,000 (2)	$4,950,000 (2)	(5.7)%	↓
Long-Term Time-Based Equity	$3,500,000 (2)	$3,500,000 (2)	$3,300,000 (2)	(5.7)%	↓
Total Direct Compensation	$13,496,050	$13,016,793	$12,010,955	(7.7)%	↓
(1)Mr. Frederico’s base salary for each of the 2023, 2024 and 2025 performance years was established at the beginning of such performance year, in February. Accordingly, Mr. Frederico’s 2025 base salary was established in February 2025. Mr. Frederico's salary has remained unchanged for the past eight years; his last salary increase was in 2017.
(2)Represents our Compensation Committee’s target nominal value for the relevant performance year. The number of units granted is calculated by dividing such value by the average closing price on the NYSE of a Common Share over the 40 consecutive trading days ending on the date of grant.
33 Assured Guaranty 2026 Proxy Statement

Mr. Frederico’s compensation packages for 2023, 2024 and 2025 were composed of the following:

■	Fixed Compensation-Base Salary
■	Performance-Based Cash Incentive Payout
■	Time-Based Equity[1]
■	Performance-Based Equity[1]
¹ Represents the Compensation Committee's target nominal value.
The compensation package presented in the table on the preceding page and the bar charts above represent how our Compensation Committee linked Mr. Frederico’s compensation and its components to our performance results and his achievements for the relevant year. This information differs from the SEC-required disclosure in the Summary Compensation Table on page 66 and is not a substitute for the information in that table.
Assured Guaranty 2026 Proxy Statement 34

EXECUTIVE COMPENSATION PROGRAM STRUCTURE AND PROCESS
Overview of Philosophy and Design
Our Compensation Committee designed our executive compensation program to attract and retain talented and experienced business leaders who drive our corporate strategies and build long-term shareholder value.
Our Compensation Committee assesses performance using pre-established measures of success that are tied to our key business strategies. This approach encourages balanced performance, measured relative to financial and non-financial goals as well as measures of shareholder value, and discourages excessive risk taking or undue leverage by avoiding too much emphasis on any one metric, or on short-term results.
Our executive compensation program applies to our CEO, each of our other executive officers, and the rest of our senior leadership team. Our Compensation Committee considers market pay practices to assess the overall competitiveness and reasonableness of our executive compensation program. Our Compensation Committee believes compensation decisions are complex and require a deliberate review of a number of factors, including Company and individual performance, individual experience, scope of the individual's role, criticality of the role to the Company, internal equity, and comparator compensation levels. Our compensation philosophy is to use a balanced and disciplined approach to pay for performance over the long-term, as well as on an annual basis. Our performance considerations include both financial and non-financial measures for our Company, line of business, and the individual. We believe our compensation philosophy promotes an equitable and well-balanced approach to compensation, and our executive compensation program is designed to recognize and reward outstanding achievement and to attract, retain and motivate the talented individuals needed to lead and grow our Company’s business. We maintain an ongoing dialogue with our shareholders and incorporate their feedback into our program so that the program is aligned with their interests.
Executive Compensation Program Highlights
The following table summarizes executive compensation practices that we have implemented to align pay with performance, as well as practices we avoid because we do not believe they serve the long-term interests of our shareholders:

What We Do		What We Don't Do
✓	Pay for performance	W	Allow officers, directors or employees to hedge our Common Shares
✓	Engage an independent compensation consultant that works directly for the Compensation Committee	W	Provide excise tax reimbursements and gross-up payments in the case of a change of control
✓	Evaluate pay levels and pay practices against relevant market data	W	Enter into employment agreements with executive officers
✓	Maintain robust share ownership guidelines for our executives (7x salary multiple for CEO; 5x salary multiple for other executive officers)	W	Pay dividends or dividend equivalents on grants of any PSUs or RSUs prior to vesting
✓	Subject all time and performance-based equity awards to robust compensation recovery claw-back requirements that exceed SEC requirements	W	Provide guaranteed equity awards or bonuses to named executive officers
✓	Have “double-trigger” change-in-control provisions in our long-term incentive awards	W	Provide excessive or unusual perquisites
✓	Carefully manage risk in our compensation program to protect against unintended outcomes
✓	Hold annual “Say on Pay” advisory votes
✓	Prohibit officers, directors and employees from pledging our shares without the approval of both our General Counsel and the Nominating and Governance Committee
35 Assured Guaranty 2026 Proxy Statement

The guiding principles of our program are:

Pay for Performance	Accountability	Alignment	Retention

by providing an incentive for exceptional performance and the possibility of reduced compensation if our strategies are not achieved	for short- and long-term performance	with shareholder interests	of highly qualified executives

We Align Pay With Performance
The Compensation Committee structured our program to provide meaningful pay-for-performance alignment with an appropriate balance between downside risk and upside opportunity. In early 2025, the Compensation Committee adopted formal performance and payout ranges — threshold, target and maximum levels — for each financial performance measure used in the non-equity incentive plan for the 2025 performance year in order to enhance transparency and the direct linkage between performance and pay. Pursuant to this refinement, achievement during the 2025 performance year below the threshold for any financial performance measure will result in a score of 0% for that measure, achievement of the threshold will result in a score of 25% for that measure, achievement of the target will result in a score of 100% for that measure, and achievement of the maximum will result in a score of 200% for that measure, with straight-line interpolation between the threshold and the target or the threshold and the maximum, as the case may be. The Compensation Committee retains the discretion to modify the non-equity incentive payout, including (i) in the case of non-recurring items as determined by the Compensation Committee, and (ii) to reduce the non-equity incentive payout if a target is set below the prior year result, even if such target is achieved or exceeded.

Rigorous Performance Requirements	Strong Pay-for-Performance Alignment	Reasonable Maximum Opportunity	Risk Mitigation Features	Active Committee Oversight

Incentive payouts are earned only upon achievement of clearly defined, pre-established performance thresholds	•Below threshold = 0% •Threshold achieved = 25% •Target achieved = 100% •Maximum achieved = 200%	Incentive payouts are capped at 200% of target to avoid windfall outcomes	Program includes capped payouts and balanced performance metrics	Compensation Committee retains discretion to modify payouts

Our program rewards the performance of our senior leadership team, who are directly responsible for our operational results, with a higher proportion of variable, performance-based compensation than it rewards lower level executives. We use a mix of variable at-risk compensation with different time horizons and payout forms to provide incentives for both annual and long-term sustained performance, in order to maximize shareholder value in a manner consistent with our Company’s risk parameters. Our Compensation Committee assesses the performance of our senior leadership team from both a financial and a non-financial perspective, using pre-established goals.
Members of our senior leadership team are eligible to receive an annual non-equity incentive payout, which is based on their performance against pre-established goals over the previous year. They may also receive a long-term equity incentive, the majority of which is performance-based and the remainder of which is time-based; all the equity incentives granted to the senior leadership team as part of the regular executive compensation program cliff vest at the end of a three-year period. The long-term equity incentive is structured to encourage retention and a long-range mindset.
Executive Compensation Is Closely Tied To Long-Term Performance
Our compensation program is structured with upside potential for superior executive achievements, but also the possibility of reduced compensation if members of our senior leadership team do not successfully execute our Company’s strategies. By increasing our senior leadership team’s motivation to enhance shareholder value over the long term, our compensation program aligns their incentives with shareholder interests.
Assured Guaranty 2026 Proxy Statement 36

For the 2025 performance year, we maintained the same structure for the compensation package for our senior leadership team as we did for the 2024 performance year:

Principal Elements of Executive Compensation Package	Purpose
Base Salary	Based on responsibilities, skill set and experience, and market measures
Cash Incentive Compensation	Cash reward for performance against annual financial performance targets and progress against strategic non-financial objectives that we expect to drive our growth over the medium- to long-term
Equity Incentives
60% in performance-based restricted share units, which we refer to as PSUs, that may be earned over a 3-year performance period based on performance targets, and which cliff vest at the end of the 3-year performance period if particular performance targets are achieved, with half of the PSUs (or 30% of the long-term equity incentive) being based on growth in our Core Adjusted Book Value per share, and half of the PSUs (or 30% of the long-term equity incentive) being based on our TSR relative to the 55th percentile of the Russell Midcap Index - Financials

40% in restricted share units, which we refer to as RSUs, that cliff vest at the end of a 3-year period

Shareholder Outreach on Our Executive Compensation Program
We actively engage with our shareholders to obtain their feedback on our executive compensation program. Our shareholders have continued to support our compensation program, with investors holding over 82% and over 80% of our Common Shares voting to approve our say-on-pay proposal at our Annual General Meetings in May 2024 and May 2025, respectively.
We engage with our investors year-round through active outreach and responsiveness to inbound inquiries led by our Investor Relations team. We also conduct additional targeted outreach ahead of our annual general meeting each year, and otherwise as needed. Beginning in November 2025, we contacted holders of more than 87% of our outstanding Common Shares (which comprised every institutional shareholder holding 0.1% or more of our outstanding Common Shares)1. The holders of approximately 87% of our Common Shares expressed satisfaction with the current program as a whole, declined the opportunity to engage about it, or did not respond or express a view. More specifically, holders of nearly 11% of our Common Shares expressed satisfaction with the executive compensation program as a whole or indicated they had no issues with the current program; holders of more than 21% of our Common Shares responded that they did not need to speak with us because they had no concerns about our executive compensation program; and holders of 54% of our Common Shares did not respond or express a view.
As described above and in response to prior shareholder feedback, the Compensation Committee adopted formal performance and payout ranges — threshold, target and maximum levels — for each financial performance measure used in the non-equity incentive plan for the 2025 performance year to enhance transparency and strengthen the direct link between performance and pay. Apart from these enhancements, our executive compensation program remained substantially unchanged from last year.
The Decision-Making Process
Our Compensation Committee, composed solely of independent directors, is responsible for all decisions regarding the compensation of our senior leadership team, including our CEO. Our Compensation Committee works closely with the Chair of our Board, management, and FW Cook to examine pay and performance matters throughout the year, and consults with our Board prior to making final compensation decisions.
Our Compensation Committee conducts in-depth reviews of performance and then applies judgment to make compensation decisions. Our Compensation Committee believes its process, described below, is an effective way to assess the performance, risk management and leadership demonstrated by Mr. Frederico and other members of our senior leadership team.
•In August, the full Board (including the members of the Compensation Committee) reviews our year-to-date performance against our business plan.
1     Shareholdings described in this paragraph are approximate and based on the best information available to us as of March 6, 2026, the record date for the Annual General Meeting.
37 Assured Guaranty 2026 Proxy Statement

•In November, our Compensation Committee (a) reviews (i) the progress of our CEO against his pre-established performance goals and objectives as well as (ii) proposed performance goals and objectives for the senior leadership team for the upcoming year; (b) preliminarily approves the metrics and goals in our performance framework for the upcoming year; and (c) begins to formulate its compensation decisions for current year performance. The metrics and goals our Compensation Committee preliminarily sets in November for the upcoming year are based in part on estimates of the full-year performance, and are finalized the following February.
•In February, our Compensation Committee meets twice. It first meets in early February to review our final results and to evaluate the performance of members of our senior leadership team for the previous calendar year, which we refer to as the performance year, against that performance year’s goals. Our Compensation Committee formulates its preliminary compensation decisions for members of the senior leadership team with respect to that year’s performance, along with the performance goals for each member of our senior leadership team for the upcoming year. Later in February, our Compensation Committee discusses with other Board members its preliminary compensation decisions for the previous year and the performance goals for each member of our senior leadership team for the upcoming year, and then makes its final decisions with respect to those matters. Our CEO is not present when our Compensation Committee goes into executive session to evaluate his performance and determine his compensation.
In making its compensation decisions, our Compensation Committee follows a five-step approach:

1
•At or prior to the beginning of each performance year, our Compensation Committee discusses our Company’s business plan at length and establishes corporate financial goals for the upcoming performance year.
•Our Compensation Committee also discusses the strategic direction of our Company and establishes non-financial objectives it expects to drive our growth over the medium to long term.

Establish financial performance goals and non-financial objectives.

2
•Our Compensation Committee reviews our corporate financial performance targets for the performance year and discusses our full-year financial and strategic performance at length, seeking to understand what was accomplished relative to established objectives, how it was accomplished, and the quality of the financial results.

Assess Company performance.

3
•Our Compensation Committee reviews the individual performance objectives for our CEO and each other member of our senior leadership team.
•Our Compensation Committee assesses each person’s performance and contributions.
•Our Compensation Committee considers the individual performance assessments and, for the members of the senior leadership team reporting to the CEO, his compensation recommendations for those individuals.
•Our Compensation Committee reviews succession planning and retention issues in this unique segment of the financial services industry.

Review the individual performance and contributions of each member of our senior leadership team.

4	•Our Compensation Committee considers market pay levels and trends based on information FW Cook provides about comparison companies.
Analyze trends among comparison companies.

5
•Our Compensation Committee considers FW Cook’s analysis of the compensation paid to the CEO and other executive officers in our executive compensation comparator group when evaluating the compensation of our senior leadership team. The role of FW Cook is described in more detail below under “Compensation Governance—the Role of the Independent Consultants.”

Seek input from the independent consultant concerning CEO and other executive officer pay.

Assured Guaranty 2026 Proxy Statement 38

Components of Our Executive Compensation Program
For the 2025 performance year, the compensation package for our senior leadership team consists of three principal elements: base salary, cash incentive compensation and long-term equity incentives. Our practice is to review the components of our executive compensation package separately and monitor the total of the various components. We consider each component and the total against our compensation objectives described in “Overview of Philosophy and Design.” Decisions related to one compensation component (e.g., cash incentive compensation) generally do not materially affect decisions regarding any other component (e.g., long-term equity incentives) because the objectives of each element differ. Due to the seniority of the members of our senior leadership team, variable pay elements are emphasized, but no specific formula, schedule or structure is currently applied in establishing the percentage of total compensation delivered to the members of our senior leadership team through any particular compensation element.
Base Salary
Our Compensation Committee establishes the base salary of each member of our senior leadership team in consultation with FW Cook. We believe base salary is necessary to attract and retain key executives by providing appropriate compensation that is based on position, experience, scope of responsibility and performance. Base salary provides liquidity to each member of our senior leadership team and balances the levels of guaranteed pay with at-risk pay to properly manage our compensation-related risk. The amount is based on the responsibilities, skills and experience of each member of our senior leadership team, as well as market measures. The level of the base salary of each member of our senior leadership team reflects our Compensation Committee’s view of the contribution that executive has consistently made to our Company’s success over several years, the continuing importance of that executive to our Company’s future, and the difficulty and expense of replacing that executive with one of a similar caliber. Our Compensation Committee does not guarantee salary adjustments on an annual basis; in fact, our CEO’s base salary was last adjusted in February 2017. Base salary is set toward the beginning of the year and is paid to each member of our senior leadership team for ongoing service and performance throughout the year. For the 2025 performance year, our Compensation Committee established the base salaries of our senior leadership team in February 2025.
Cash Incentive Compensation
Unlike base salary, which is set at the beginning of the year in which it is paid, cash incentive compensation is determined after the end of the performance year to which such compensation relates. For the 2025 performance year, our Compensation Committee determined the amount of the cash incentive compensation in February 2026.
Our Compensation Committee uses a formula to award cash incentive compensation in order to enhance the transparency of our process. The amount of cash incentive compensation is determined based on the extent to which the executive officers achieve certain pre-established performance targets; 67% is tied to the achievement of five financial performance targets and 33% is tied to the achievement of non-financial objectives.
Our Compensation Committee considers the five financial performance measures to be important in assessing our Company and the performance of the executive officers, with each measure having a target weighting of 13.4% (for a total of 67% of the total achievement score) in the scorecards for our CEO and the other named executive officers other than Mr. Bailenson. At the beginning of the 2025 performance year, the Compensation Committee increased the target weighting of the PVP measure in Mr. Bailenson's scorecard from 13.4% to 25% to reflect his leadership of our Company’s financial guaranty underwriting businesses and origination strategies worldwide, and lowered the target weightings of the remaining four financial performance measures in his scorecard to 10.5% (for a total of 67%).
Similar to the financial performance goals, the non-financial objectives also relate to matters that are important to our business. Our Compensation Committee believes the qualitative objectives are necessary to fully evaluate the annual achievements that benefit our shareholders, and it does not individually weight the non-financial objectives because it believes it is more appropriate to evaluate the level of achievement of all of the non-financial objectives in their totality.

39 Assured Guaranty 2026 Proxy Statement

We provide a diagram of our formula for awarding our annual cash incentive compensation below:
The financial performance measures for 2025 for all the executive officers, including Mr. Frederico, our CEO, are set out below. The non-financial objectives for Mr. Frederico are set out below under “CEO Performance Review — Cash Incentive — Mr. Frederico’s Non-Financial Objectives”, while certain of the non-financial objectives for the named executive officers other than Mr. Frederico are discussed below under “Compensation Decisions of Other Named Executive Officers.” For the 2025 performance year, the financial performance and payout ranges and the non-financial objectives for the named executive officers were established in February 2025, and our Compensation Committee determined the extent to which they had been satisfied in February 2026.
The five financial goals are based on non-GAAP financial measures and four of the five are labeled “core” to distinguish them from similar non-GAAP financial measures. The four “core” measures have been adjusted to exclude the impact of consolidating certain variable interest entities and similar entities, which we refer to as VIEs, while the similar non-core measures have not been so adjusted. We include below on page 63 under “Non-GAAP Financial Measures” a description of the adjustments we make to the most comparable GAAP financial measures to arrive at these "core" measures.

Assured Guaranty 2026 Proxy Statement 40

2025 Financial Performance Measures

Core operating income per diluted share
Enables us to evaluate the amount of income on a per share basis we are generating in our business without certain items, such as non-economic fluctuations and movements in fair value, foreign exchange movements related to long dated receivables and payables, and other adjustments, as well as removes the impact of consolidating VIEs.

Core operating ROE	Represents core operating income for a specified period divided by the average of core operating shareholders’ equity at the beginning and the end of that period. This measure enables us to evaluate our return on equity, excluding items such as non-economic movements in fair value.

Core operating shareholders’ equity per share
Presents our equity excluding non-economic fair value adjustments as well as the impact of consolidating VIEs, on a per share basis. Core operating shareholders’ equity per share is the basis of the calculation of core adjusted book value, which we refer to as Core ABV, per share, as described below.

Core ABV per share
Reflects our core operating shareholders’ equity, plus deferred premium revenue on financial guaranty contracts in excess of expected losses to be expensed, plus future estimated revenues from contracts other than financial guaranty insurance contracts (such as specialty insurance contracts and credit derivatives), less deferred acquisition costs, as well as removes the impact of consolidating VIEs, on a per share basis. This measure enables us to measure our intrinsic value, excluding our franchise value.

PVP	Represents the estimated present value of new business production in our insurance segment. PVP takes into account upfront premiums and the present value of estimated future installment premiums on all new contracts written in a reporting period.
Our Compensation Committee is responsible for setting compensation for our CEO and reviewing and approving the CEO’s compensation recommendations for the other members of the senior leadership team. The amounts of the base salary and Individual Target Cash Incentive Multiples are set based on the executive’s position and level of responsibility, historic pay level, importance to the future strategic direction of our Company and FW Cook's advice about the compensation practices of companies in our comparator group.
At the beginning of a performance year, our Compensation Committee assigns each executive officer an Individual Target Cash Incentive Amount, which is calculated as a multiple of that executive’s base salary, and which we refer to as the Individual Target Cash Incentive Multiple. For the 2025 performance year, our Compensation Committee assigned each executive officer an Individual Target Cash Incentive Multiple of 2.0x, the same as last year.
Then, at the end of a performance year, for each executive officer, our Compensation Committee reviews the calculation of the total financial performance measurement achievement score for each executive officer, assigns the CEO's non-financial objectives achievement score, and reviews the CEO's recommendations of non-financial objectives achievement scores for each of the other executive officers.
For each financial performance measure, the achievement score is mathematically calculated as described below in "Changes to Our Executive Compensation Program for the 2025 Performance Year".
For the non-financial objectives of Mr. Frederico, our Compensation Committee determines the achievement score of up to 200% for outstanding performance and down to 0% for performance below target, based on its view of the level of achievement attained. When assessing the level of achievement and assigning scores for the year, our Compensation Committee takes into account the difficulty of achieving particular targets or objectives. For the non-financial objectives of the rest of the executive officers, the scoring is done in the same manner as for Mr. Frederico, but our Compensation Committee reviews and approves the CEO's recommendations for their achievement scores.
With the weightings our Compensation Committee has established for each component of the calculation aggregating 100% overall, the maximum total overall weighted score achievable is 200%, and because the Individual Target Cash Incentive Multiple for each of our named executive officers is 2.0x, the maximum short-term incentive opportunity for each of our named executive officers is 4x their base salary.
41 Assured Guaranty 2026 Proxy Statement

Our Compensation Committee has maintained Mr. Frederico's Individual Target Cash Multiple at 2.0x since the 2018 performance year, and Mr. Frederico's salary has remained unchanged for the past nine years; his last salary increase was in 2017. As a result, Mr. Frederico's maximum short-term incentive opportunity has remained unchanged since the 2018 performance year.
Our Compensation Committee retains the discretion to modify the non-equity incentive payout, including (i) in the case of non-recurring items as determined by the Compensation Committee, and (ii) to reduce the non-equity incentive payout if a target is set below the prior year result, even if such target is achieved or exceeded. This year, our Compensation Committee set all the 2025 targets above the 2024 results.
Setting Financial Performance Targets
Our Compensation Committee selected the five financial performance measures based on the unique earnings model of the financial guaranty industry. Our Compensation Committee reconsiders each year whether these measures are the appropriate ones to use in light of our Company’s business. Our Compensation Committee believes our progress measured against the financial performance measures it established will, over the long term, result in optimal total shareholder return.
Each year our Compensation Committee sets our financial performance targets at levels it views as challenging based on the projected operating results in our annual business plan. The goals and our business plan acknowledge the unique long-term nature of our financial guaranty insurance business and that the required accounting treatment and operations of a financial guaranty insurer are distinct from other insurance product lines. For the 2025 performance year, the Compensation Committee set the target levels for each of the financial performance measures above the 2024 actual results, some substantially.
2025 Financial Performance Measures

	2025 Threshold	2025 Target	2025 Maximum
Financial Performance Measurements*
Core operating income per diluted share	$4.49	$8.97	$13.46
Core operating ROE	4.6%	7.6%	10.6%
Core operating shareholders’ equity per share	$111.22	$123.58	$135.94
Core ABV per share	$166.84	$185.38	$203.92
PVP ($ millions)	$312	$445	$579
Changes to Our Executive Compensation Program for the 2025 Performance Year
Beginning with the 2025 performance year, the Compensation Committee added thresholds and maximums to its scoring of results against its financial performance measures. The Compensation Committee set the threshold and maximum levels for the financial performance measures with reference to management's recommendations and the Company's historical performance and forecasts, including the Company's 2025 operating budget, financial outlook, and strategic priorities, while also factoring macroeconomic headwinds and market volatility. Achieving the target results in an achievement score of 100%, while achieving the threshold results in an achievement score of 25% and achieving the maximum results in an achievement score of 200%. Achievements below the threshold result in an achievement score of 0% and achievements above the maximum result in an achievement score of 200%, while achievements between the threshold and the target and between the target and the maximum are calculated using straight line interpolation between 25% and 100% and between 100% and 200%, respectively. For the 2025 performance year, one financial performance measure result was below the threshold, and the executives received a score of 0% on this measure.
At the beginning of the 2025 performance year, the Compensation Committee also adjusted the weightings of the financial performance measures in the scorecard for Mr. Bailenson to reflect a change in his responsibilities. While our five financial performance measures are weighted equally in the scorecards for our CEO and the other named executive officers, the financial performance measures for Mr. Bailenson are weighted to better align pay with performance and reflect his leadership of our Company's financial guaranty underwriting businesses and origination worldwide.

*    The five financial performance measurements are based on non-GAAP financial measures, which are described on page 63 under “Non-GAAP Financial Measures.”
Assured Guaranty 2026 Proxy Statement 42

Core Operating Income per Diluted Share and Core Operating Return on Equity. Our Compensation Committee set the financial performance targets for core operating income per diluted share and core operating return on equity for the 2025 performance year materially higher than the 2024 actual results. The Compensation Committee believes the 2025 targets it set for those measures were particularly challenging when considering the unique earnings model of the financial guaranty insurance industry.
When a financial guarantor writes a new financial guaranty policy, it does not earn the full amount of the premium immediately; rather, when a policy is written, the upfront premium it receives (plus the present value of future premiums) is recorded on its balance sheet as the unearned premium reserve, which we refer to as deferred premium revenue (reported as a component of unearned premiums reserve, which we refer to as UPR). This UPR is earned over the term of the insured obligation, often as long as 20, 30 or even 40 years. For example, only approximately 5% of the premiums we earned in 2025 related to new financial guaranty policies we wrote in 2025, and the rest was earned from our previously established deferred premium revenue. Because the volume and pricing of new financial guaranty business written in a particular year has only a small impact on premium earnings for that year, most of our operating income from our core financial guaranty business may be forecast based on projections with respect to the very significant deferred premium revenue that we earn as our insured portfolio amortizes.
Despite the relative predictability of the contribution of premium earnings from our financial guaranty business to our core operating income per diluted share and core operating return on equity, we consider the financial performance goals we set for these measures to be challenging due to potential uncertainties in the broader market and environment. Those uncertainties include unexpected loss development, unexpected mark-to-market movements of alternative investments, unexpected changes to reinvestment rates, and the level of refunding activity. In addition, variability of our share price and availability of funds for share repurchases may add to the challenges of reaching these goals.
The Compensation Committee believes that the performance goals established for the 2025 performance period were appropriately rigorous and designed to require meaningful financial achievement in order to earn payout under our executive compensation program. For core operating income per diluted share, actual results achieved the threshold level but did not reach the target level of performance, resulting in a payout factor of 25%. For core operating return on equity, actual results met the target level of performance, resulting in a payout factor of 100%.

Core Operating Shareholders’ Equity Per Share and Core Adjusted Book Value Per Share. Our Compensation Committee also wants to encourage our senior leadership team to build intrinsic value in our Company over time for our shareholders, so our Compensation Committee sets targets for core operating shareholders’ equity per share and core adjusted book value per share. Our Compensation Committee believes these measures best capture the long-term value we are building for our shareholders and that growth in these measures will, in the long-term, result in growth in the price of our Common Shares. Our Compensation Committee believes that core adjusted book value per share, in particular, is such an important measure of the intrinsic value we are building for our shareholders that our Compensation Committee has made this measure a component of both our short-term and long-term incentive programs. Our Compensation Committee believes that this will motivate our senior leadership team to focus on growth in this measure in both the short and long term, and that long-term growth in the price of our Common Shares will follow.

PVP. Our Compensation Committee set our 2025 PVP target nearly 11% higher than our 2024 actual results, consistent with our annual business plan for 2025 which challenged our senior leadership team to originate more financial guaranty business in 2025 than the financial guaranty business we originated in 2024. PVP is our most direct measurement of new insurance business origination.

43 Assured Guaranty 2026 Proxy Statement

Calculating Cash Incentive Compensation
Based on weighted achievement scores for the financial performance targets and the individual non-financial objectives for each executive officer, the individual payouts of the cash incentive for 2025 were calculated as follows:

Annual Individual Target Cash Incentive Amount					Annual Achievement Score (a percentage from 0% to 200%)				Annual Cash Incentive Payout
(2025 Base Salary	X	2025 Individual Target Cash Incentive Multiple	)	X	(2025 Financial Target Achievement Score (weighted 67%)	+	2025 Non-Financial Objective Achievement Score (weighted 33%))	=	2025 Cash Incentive Payout
Long-Term Equity Incentives
In addition to the cash incentive compensation, our Compensation Committee awards long-term incentive compensation in the form of our Common Shares.
Like cash incentive compensation, equity incentive compensation is awarded after the end of the performance year to which such compensation relates. For the 2025 performance year, our Compensation Committee determined the amount of equity incentive compensation in February 2026.
Sixty percent of the nominal value of the award is in the form of PSUs that may be earned over a 3-year performance period based on pre-established performance targets, and cliff vest at the end of the 3-year performance period in a number of shares dependent on whether particular performance targets are achieved, and the remaining forty percent is in the form of restricted share units (which we refer to as RSUs) that cliff vest at the end of a 3-year period. Details about the individual awards are set out in “CEO Performance Review” and “Other Named Executive Officer Compensation Decisions.”

For the 2026 grant with respect to the 2025 performance year, the proportion of the long-term equity incentive comprising performance-based PSUs was again 60%, with the remainder in time-based RSUs.
Performance-Based Restricted Share Units. Each performance-based restricted share unit, or PSU, represents a contingent right to receive up to a certain number of our Common Shares as described in the highlight boxes below. Our Compensation Committee awards PSUs with the intent of aligning executive pay with our Company’s performance.
•PSUs tied to growth in our Core ABV per share over a three-year period, which we refer to as ABV PSUs; and
•PSUs tied to our TSR over a three-year period relative to the TSR of the 55th percentile of the Russell Midcap Index - Financials, which we refer to as Relative TSR PSUs.
ABV PSUs
Our Compensation Committee believes that Core ABV per share is the best measure of the intrinsic value of our Common Shares, and that growth in Core ABV per share will eventually result in growth in the price of our Common Shares. Our Compensation Committee believes that this measure is so important that it has incorporated the measure into both its short-term cash incentive program and its
Assured Guaranty 2026 Proxy Statement 44

long-term equity compensation program, so that the senior leadership team is motivated to grow Core ABV per share on both a short-term and long-term basis.

Each ABV PSU represents the right to receive up to two of our Common Shares at the end of a three-year performance period, which runs from January 1 of the year of the grant to December 31 three years later, depending on the growth in Core ABV per share over the three-year performance period.
•The target growth rate is an aggregate of 15% over that three-year period, for which the recipient earns one Common Share for each ABV PSU.
•At 80% of the target growth (or 12%), which we refer to as the threshold, the recipient earns one-half of a Common Share for each ABV PSU; for growth rates below that amount, the recipient earns no Common Shares.
•At 120% of the target growth (or 18%) or above, which we refer to as the maximum, the recipient earns two Common Shares for each ABV PSU.
For Core ABV per share growth rates between the threshold and the target and between the target and the maximum, the amount of our Common Shares earned for each ABV PSU is based on straight-line interpolation.

Our Compensation Committee set the ABV PSU target growth rate based on the projected operating results in our annual business plan and after consulting with FW Cook. In setting the ABV PSU target, our Compensation Committee did not consider significant potential or theoretical strategic activities that had not been finalized or share repurchases the funding of which require regulatory approvals that have not yet been obtained, because the conditions for success are highly contingent and outside of the control of our senior leadership team. Given the outsize positive impact on our Company of the successful achievement of at least some such endeavors, our Compensation Committee believes it is appropriate for its senior leadership team to be encouraged to pursue success in these areas through the ABV PSUs. The ABV PSU performance targets (expressed as a growth rate) remain aligned with our long range plan and are unchanged from last year.
Relative TSR PSUs
Since our ultimate goal is to provide growing shareholder value, our Compensation Committee believes that our long-term equity incentive compensation should also be based on our TSR. However, recognizing that share prices may be influenced by a number of factors, our Compensation Committee decided that a relative measure of TSR was most appropriate.

Each Relative TSR PSU represents the right to receive up to 2.5 (for extraordinary performance at the 95th percentile) of our Common Shares at the end of a three-year performance period, which runs from the grant date of the award in February through the day before the third anniversary of that date, depending on the performance of our TSR over that three-year period relative to the TSR of the Russell Midcap Index - Financials, which we refer to as the Index. The performance period (which used to run from January 1 of the grant year to December 31 three years later) was changed beginning with the February 2023 grants for the 2022 performance year, to better align the GAAP value of the TSR PSUs with their target values.
•The target Company TSR for that period is the 55th percentile of the Index, for which the recipient earns one Common Share for each Relative TSR PSU.
•At the 25th percentile of the Index, which we refer to as the threshold, the recipient earns one-half of a Common Share for each Relative TSR PSU; for Company TSRs below that level, the recipient earns no Common Shares.
•A Company TSR at the 95th percentile of the Index, which we refer to as the maximum, or above earns the recipient 2.5 Common Shares for each Relative TSR PSU.
For Company TSRs between the threshold and the target and between the target and the maximum, the amount of our Common Shares earned for each Relative TSR PSU is based on straight-line interpolation.
Our Compensation Committee adopted the following additional restrictions on the Relative TSR PSUs:
•The number of Common Shares that can be earned is capped at one share per Relative TSR PSU if the Company TSR is negative, even if above the 55th percentile.
•Common Shares earned pursuant to the Relative TSR PSUs are not delivered until one year after they vest.

45 Assured Guaranty 2026 Proxy Statement

Our Compensation Committee selected the Russell Midcap Index - Financials as the best available comparison when it established the Relative TSR PSUs in February 2019. Our Compensation Committee believed that aspects of our business are comparable to aspects of various financial services companies, and so determined that the best benchmark for our TSR was a broad index of somewhat similarly-sized financial services companies. Our Compensation Committee made this determination after considering and rejecting a number of other options:
•Only one other financial guarantor continues to write new business, and that company is not publicly traded, so a peer group of financial guarantors is not available.
•While analysts sometimes categorize us with property and casualty insurance companies, our Compensation Committee believes that factors impacting the performance of property and casualty insurance companies are unlikely to impact our business in the same way, particularly given the unique long-term nature of our financial guaranty insurance business and the fact that the required accounting treatment and operations of a financial guaranty insurer are distinct from property and casualty and other insurance product lines.
•While the current executive compensation comparator group comprises similarly-sized companies in businesses somewhat similar to our business, many of the companies in that group are mortgage finance and property and casualty insurance and reinsurance companies and our Compensation Committee does not believe that group is an appropriate benchmark for our TSR.
Restricted Share Units

Each restricted share unit represents a right to receive one of our Common Shares at the end of a three-year vesting period as described below under “Incentive Plans”.
Our Compensation Committee awards RSUs with the intent of providing members of the senior leadership team with long-term incentive compensation that increases in value as our Company achieves its strategies. Our Compensation Committee believes this incentivizes members of the senior leadership team to continue their efforts to build shareholder value over the long term.
Prior to becoming an executive officer, Mr. Rosenblum was awarded RSUs with different vesting periods from the RSUs awarded to the senior leadership team as described above. For more information on the vesting periods for these RSUs, refer to footnotes 11 through 14 to the Outstanding Equity Awards table.
Performance Retention Awards
Performance Retention Awards, which we refer to as PRA, are a form of incentive compensation we award under the Assured Guaranty Ltd. 2024 Long-Term Incentive Plan. Although our executive officers do not receive PRA for service as executive officers, we describe PRA in this proxy statement because Mr. Rosenblum, who became an executive officer in 2024, had a PRA grant outstanding in 2025 from before his appointment. Mr. Rosenblum received a cash distribution in March 2026 for the installment of his February 2023 PRA grant that vested on December 31, 2025, as reflected in footnote 2 to the Summary Compensation Table. The payouts are a function of our Company's growth in core ABV per share and core operating ROE during the relevant performance periods. Mr. Rosenblum received his final PRA payout in March 2026.
The principal amount of each PRA grant is divided into three installments — 25%, 25%, and 50% of the grant. The performance period relating to each installment is set out in the terms of the grant.
The payment for each installment is an amount equal to the product of:
•Principal amount of award
•Portion of principal associated with such installment (i.e., 25%, 25%, or 50%)
•50% of the sum of 1 and the percentage change in the core ABV per share for the relevant performance period
•50% of the sum of 1 and the core operating ROE for the relevant performance period
Special Retention Awards
As disclosed and discussed in the Compensation Discussion and Analysis section of our 2025 proxy statement, in February 2025, the Compensation Committee granted special retention awards consisting of special restricted share units to our Chief Operating Officer and our General Counsel under the Assured Guaranty Ltd. 2024 Long-Term Incentive Plan. These special retention awards were granted as part of our overall succession planning and to solidify the management team in a competitive talent environment. Our Compensation Committee believes these awards will incentivize Mr. Bailenson and Ms. Chow to remain with our Company, carry on their exemplary work, and help build shareholder value over a longer time horizon than our long-term incentive compensation awards that vest over three years. Each special retention award in the form of special RSUs was issued with a five-year cliff vesting schedule to support these goals and, unlike our typical equity awards, do not provide for full or partial vesting upon retirement, underscoring their intended retentive focus. Our Compensation Committee does not consider these awards to be a normal part of our executive compensation program and granted no other retention awards to executive officers in prior years.
Assured Guaranty 2026 Proxy Statement 46

CEO PERFORMANCE REVIEW
Overview
Mr. Frederico’s total compensation for the 2023, 2024 and 2025 performance years was composed of the following:

	2023 Performance Year Compensation	2024 Performance Year Compensation	2025 Performance Year Compensation	Change from 2024 to 2025
Fixed Compensation — Base Salary (1)	$1,250,000	$1,250,000	$1,250,000	— %	↔
Incentive Compensation
Cash Incentive Compensation	$3,496,050	$3,016,793	$2,510,955	(16.8)%	↓
Long-Term Performance-Based Equity	$5,250,000 (2)	$5,250,000 (2)	$4,950,000 (2)	(5.7)%	↓
Long-Term Time-Based Equity	$3,500,000 (2)	$3,500,000 (2)	$3,300,000 (2)	(5.7)%	↓
Total Direct Compensation	$13,496,050	$13,016,793	$12,010,955	(7.7)%	↓
(1)Mr. Frederico’s base salary for each of the 2023, 2024 and 2025 performance years was established at the beginning of such performance year, in February. Accordingly, Mr. Frederico’s 2025 base salary was established in February 2025.
(2)Represents our Compensation Committee’s target nominal value for the relevant performance year. The number of units granted is calculated by dividing such value by the average closing price on the NYSE of a Common Share over the 40 consecutive trading days ending on the date of grant.

The compensation package presented in the table above represents how our Compensation Committee linked Mr. Frederico’s compensation and its components to our performance results and his achievements for the prior year. This information differs from the SEC-required disclosure in the Summary Compensation Table on page 66 and is not a substitute for the information in that table.
Our Compensation Committee determined Mr. Frederico's compensation package for the 2025 performance year in accordance with the rigorous evaluation process described in the previous section, and then considered his compensation package as a whole. Mr. Frederico's total compensation package for the 2025 performance year was 7.7% below his package for the 2024 performance year and 11.0% below his package for the 2023 performance year. Our Compensation Committee considered Mr. Frederico's total compensation package for the 2025 performance year to strike the appropriate balance between our financial performance in the short term during 2025, particularly the below-target PVP and one-year TSR in 2025, and the promising long term trajectory of our Company under Mr. Frederico's leadership as demonstrated by the five-year TSR of our Common Shares. Our Compensation Committee also determined that the mix of compensation, 89.6% of which is performance-based, provided appropriate incentives for Mr. Frederico.
Base Salary
Each February, our Compensation Committee determines Mr. Frederico's base salary for that performance year. Consistent with our Compensation Committee's pay-for-performance philosophy, it has since 2017 chosen to maintain Mr. Frederico’s base salary at $1,250,000 and to use incentive compensation to reward him for his performance, experience and contributions and to motivate him to continue his leadership.
Cash Incentive
To determine Mr. Frederico’s cash incentive, as discussed above, our Compensation Committee used a formula that involved aggregating the weighted achievement scores for certain financial performance targets and individual non-financial objectives, and multiplying the result by Mr. Frederico’s Individual Target Cash Incentive Amount. Please refer to the diagram and discussion found above under “Executive Compensation Program Structure and Process — Components of Our Executive Compensation Program — Cash Incentive Compensation.”
47 Assured Guaranty 2026 Proxy Statement

Setting Mr. Frederico’s 2025 Financial Performance Targets
In February 2025, our Compensation Committee established targets for five financial performance measurements for Mr. Frederico (and for each other executive officer) for the 2025 performance year. The financial performance targets were based on the business plan that our Board of Directors reviews and approves annually, and were designed to measure our progress in creating value for our shareholders. We include above under “Executive Compensation Program Structure and Process — Components of Our Executive Compensation Program” a detailed description of the financial performance measures, and why our Compensation Committee considers them to be important in assessing our Company and the performance of each executive officer. All five targets are based on non-GAAP financial measures.
The Compensation Committee set all of the 2025 targets for the financial performance measurements above the 2024 actual results, some substantially, and viewed all of the 2025 targets as challenging in light of then current market conditions and the nature of our business model, as well as the unique earnings model of the financial guaranty insurance industry.
Mr. Frederico’s 2025 Financial Performance Scores
As we disclosed in last year's proxy statement, the Compensation Committee added threshold and maximum levels to its scoring of results against its financial performance measures in the 2025 performance year. Achieving the target results in an achievement score of 100%, while achieving the threshold results in an achievement score of 25% and achieving the maximum results in an achievement score of 200%. Achievements below the threshold result in an achievement score of 0% and achievements above the maximum result in an achievement score of 200%, while achievements between the threshold and the target and between the target and the maximum are calculated using straight line interpolation between 25% and 100% and between 100% and 200%, respectively. The scores for the 2025 performance year are shown in the table below. One financial performance measure was below the threshold, and the executives received a score of 0% on this measure. The Compensation Committee retains the discretion to modify the achievement score, including if a target is set below the prior year result, even if such target is achieved or exceeded; for the 2025 performance year, none of the targets were set below the prior year result.
Our Compensation Committee weighted Mr. Frederico's financial performance measurement scores in accordance with the cash incentive formula, which resulted in a weighted total financial performance measurement achievement score of 57.5%, which was 11% below last year's score of 64.6%:
2025 CEO Financial Performance Scorecard

	2025 Threshold	2025 Targets	2025 Maximum	2025 Results	Weighting	2025 Achievement Score	Weighted Achievement Score
Financial Performance Measurements*
Core operating income per diluted share	$4.49	$8.97	$13.46	$8.95	13.4%	99.7%	13.4%
Core operating ROE	4.6%	7.6%	10.6%	7.6%	13.4%	100.0%	13.4%
Core operating shareholders’ equity per share	$111.22	$123.58	$135.94	$126.60	13.4%	124.4%	16.7%
Core ABV per share	$166.84	$185.38	$203.92	$186.36	13.4%	105.3%	14.1%
PVP ($ millions)	$312	$445	$579	$286	13.4%	0.0%	0%
Total Financial Performance Measurement Achievement Score					67.0%		57.5%

*    The five financial performance measurements are based on non-GAAP financial measures, which are described on page 63 under “Non-GAAP Financial Measures.”
Assured Guaranty 2026 Proxy Statement 48

Mr. Frederico’s Non-Financial Objectives
Our Compensation Committee also evaluated Mr. Frederico’s 2025 achievements against his 2025 non-financial objectives. Mr. Frederico’s leadership drove the senior leadership team and other members of our management to achieve the items listed in the table below, creating additional value for shareholders. Notable among those achievements is Mr. Frederico's leadership in strengthening our secondary market production by modernizing our IT infrastructure and streamlining our business processes, thereby improving our ability to identify and evaluate market opportunities and rapidly respond to client inquiries, while laying the foundation for electronic distribution. Other key highlights include returning $569 million to shareholders as part of our multi-year capital management efforts, and enhancing our investment returns by achieving 13% inception-to-date annualized internal rate of return on alternative investments. Also in 2025, Mr. Frederico's strategic leadership was essential in completing the groundwork to launch our annuity reinsurance platform in early 2026, furthering our strategy of leveraging core competencies to expand the business into revenue streams independent of our financial guaranty business.

Non-Financial Objectives	2025 Results
Insurance Growth — Articulate clear strategy and lead effective implementation of business plan to grow financial guaranty and related business globally
•Expand U.S. public finance, global infrastructure and global structured finance financial guaranty business
•Acquire bond insurance portfolios if they become available for purchase
•Maintain strong financial strength ratings at insurance companies to facilitate articulated business strategies

Achieved GWP of $256 million and PVP of $286 million (on $33 billion of par, the highest in over a decade) in 2025, as follows:
U.S. Public Finance:
•Produced $230 million of GWP and $206 million of PVP
•Generated $44 million of GWP and $44 million of PVP in the U.S. public finance secondary market, in each case, a year-over-year increase of 450%
•As a result of increased institutional demand for our insurance, in 2025, we guaranteed 51 transactions with approximately $100 million or more of insured par, (our largest annual volume of such deals in over a decade) and five deals with more than $500 million of par, for a total par of over $25 billion (our highest insured par amount since 2012). Notable transactions insured include $1 billion on Dormitory Authority of the State of New York, $844 million on Downtown Revitalization Public Infrastructure District of Utah, $730 million on Alabama Highway Authority, $650 million on Beth Lahey Health, $609 million on New Terminal One JFK Airport, and $108 million on Alaska Railroad Corporation, which was recognized by the Bond Buyer as the 2025 "Far West Region Deal of the Year"
•Among double-A credits, issued 163 policies totaling $7 billion of par, representing year-over-year increases of 58% more policies and 60% more insured par
•Insured 58.5% of the total insured par issued in 2025, maintaining our leadership position in the industry
•Expanded financial guaranty business across new asset classes (liquefied natural gas and fibre)
Global Structured Finance:
•Produced $35 million of GWP and $43 million of PVP
•Established fund finance facilities as a high-performing business line with faster earnings and the potential for frequent renewals, with insurance reserve financings and securitizations ranking as the second-highest performing asset class for the year
•Notable transactions include $2.6 billion par on 23 fund finance facilities, $339 million par on a private automobile ABS transaction, and $500 million par on the upsize of a transaction providing protection on a core lending portfolio for an Australian bank
Non-U.S. Public Finance:
•Reported $(9) million of GWP and $37 million of PVP
•Notable transactions guaranteed include a portfolio of loans to U.K. universities owned by a financial services entity ($273 million par), a loan to a U.K. utility provider owned by a multinational bank ($163 million), a project finance loan for a road construction project in Spain ($107 million), and a debt service reserve for XpFibre Groupe ($206 million par) (following a $85 million financial guarantee on senior notes only eight months earlier)

49 Assured Guaranty 2026 Proxy Statement

Non-Financial Objectives	2025 Results
Insurance Loss Mitigation and Avoidance — Proactively manage financial guaranty portfolio to identify and avoid losses when stress develops and minimize losses that cannot be avoided
•Use all available levers to creatively resolve Puerto Rico credits while minimizing losses to the Company

•Resolved our largest loss mitigation security, receiving a $459 million payment and resulting in an inception-to-date (ITD) internal rate of return (IRR) of 2.7%
•In connection with the successful conclusion of the LBIE litigation matter, we recognized a pre-tax gain of $103 million
•In connection with the sale of a commercially leased building that was part of a loss mitigation strategy for a troubled exposure, we recognized a pre-tax gain of $23 million and positive ITD IRR on the insured bonds
•Advanced restructuring negotiations and litigation in connection with the PREPA Title III proceedings, including (i) obtaining a lift of the litigation stay in order to file a motion to pursue the administrative expense claim; (ii) intervening in the Puerto Rico Energy Board proceedings relating to PREPA’s rate setting obligations; and (iii) participating in PREPA mediation sessions

Revenue Diversification — Lead efforts to diversify sources of revenue
•In collaboration with Sound Point, develop strategies to enhance value of Sound Point investment
•Pursue life reinsurance opportunities

•Oversaw the completion of nearly all work to launch Assured Guaranty's annuity reinsurance platform by purchasing Warwick Re Limited (now Assured Life Reinsurance Ltd.), which management believes leverages the Company's core credit competencies and will provide future revenue diversification and potential for future net income growth

Capital Management — Articulate clear strategy to maintain optimal capital structure, considering internal risk measures and rating agency and regulatory requirements
•Accumulate capital outside of insurance companies to support asset management and other strategies
•Return excess capital to shareholders
•Improve yield on investment portfolio by investing a portion of excess capital in alternative investments

•Returned $569 million to our shareholders — $500 million by repurchasing 5.8 million of our Common Shares and $69 million through dividends — continuing the successful capital management program we initiated thirteen years ago
•Enhanced investment returns through alternative investments - increased the amount of our alternative investments by approximately 16% from $884 million at year-end 2024 to $1,025 million at year-end 2025, based on market value, and achieved a 13% inception-to-date internal rate of return on alternative investments
•Enhanced holding company liquidity for 2025 and future years by supervising the development and execution of our U.S. insurance company's plans to accelerate distribution of 2025 ordinary dividend capacity in equal quarterly amounts and make a $250 million “special dividend”
•Achieved membership in the Federal Home Loan Bank of New York, resulting in $300 million additional borrowing capacity for our U.S. insurer

Regulatory — Maintain optimal corporate and regulatory structure and good standing to pursue the articulated business strategies
•Coordinated and successfully completed Group Supervisory College with our regulators in Maryland, Bermuda, U.K. and France
•Obtained regulatory approvals for our U.S. insurer to accelerate 2025 ordinary dividend capacity and to make a $250 million “special dividend”

Risk Management — Ensure that the Company has comprehensive, best-practice risk management with respect to all of its activities
•Insure credits of good quality consistent with underwriting guidelines and consistent with risk appetite statement
•Articulate and execute thorough enterprise risk management program

•Developed artificial intelligence (AI) governance framework and policy for the acceptable use of AI tools, and established a governance committee to evaluate AI tools, risks and issues
•Developed and implemented a key risk indicator (KRI) framework to identify, monitor, and escalate material risk exposures across alternative investments
•Developed new underwriting policies pertaining to climate-related financial risk
•Met all regulatory enterprise risk management requirements for our operating companies
•Maintained appropriate credit quality of new underwriting, consistent with our Risk Appetite Statement

Assured Guaranty 2026 Proxy Statement 50

Non-Financial Objectives	2025 Results
Operations — Establish an environment of excellence in all areas of operations, including investment management, accounting and financial reporting, and legal and compliance, invest in technological improvements to enhance operational efficiencies and client development, and follow best practices in respect of applicable cybersecurity and privacy regulations

•Streamlined our U.S. public finance secondary market insurance process and developed new tools and applications, improving our ability to identify and evaluate a large universe of market opportunities and rapidly respond to client inquiries
•Introduced insurance pricing and availability information for Assured Guaranty insurance on the Bloomberg All Quotes page of Bloomberg Terminals, allowing clients to view a large set of live secondary insurance offerings
•Took substantial steps towards electronic distribution with investments in systems upgrades
•Significantly strengthened our cybersecurity and business continuity posture through improved system defenses and effectively mitigated cyber threats and business continuity disruptions

Environment & Social Responsibility, and Human Capital Management (HCM)
•Continue to enhance strategies for assessing and mitigating the long-term impact of climate change on the Company’s business, and pursue business opportunities that enhance the ability to address climate risks
•Develop and executive and senior management team to achieve the Company's articulated business strategy and develop succession plans for critical positions, including assisting the Board in further development of the CEO succession plan
•Attract highly qualified employees from a broad talent pool and retain them, invest in the development of the Company's people, and strive for an inclusive culture

•Further enhanced proprietary climate risk assessment tool that incorporates internal financial and exposure information with external climate and economic data for underwriting, surveillance and risk management
•Calculated Scope 1, Scope 2 and select Scope 3 GhG emissions data (Scope 1 and Scope 2 reasonable assurance, Scope 3 limited assurance); published results
•Updated Climate Risk Management Statement
•Continued to support employee-led initiatives, including five employee resource groups, providing opportunities for employees to develop and exercise leadership skills and build supportive networks
•Oversaw the donation of approximately $2.8 million to charities, including $250,000 to organizations that work to build a future talent pipeline through education, leadership training and career support, and an additional $650,000 to strategic philanthropic partners

Based on Mr. Frederico’s 2025 achievements against his 2025 non-financial objectives, our Compensation Committee awarded him an achievement score of 130% for those objectives. Applying that score to the cash incentive formula resulted in a weighted non-financial objectives score of 42.9%.
Determining Our CEO's Cash Incentive Total Achievement Score
In reviewing Mr. Frederico's 2025 performance scorecard, our Compensation Committee added the weighted non-financial objectives achievement score of 42.9% to the weighted total financial performance measurement achievement score of 57.5% achieved by Mr. Frederico as described earlier, to derive a total achievement score of 100.4% in accordance with the cash incentive formula, as follows:
Summary 2025 CEO Performance Scorecard

	Weighting	Weighted Achievement Score
Total Financial Performance Measurement Achievement Score (Summarized on page 48 above.)	67%	57.5%
Non-Financial Objectives Achievement Score	33%	42.9%
Achievement Score		100.4%
Mr. Frederico's total achievement score of 100.4% for the 2025 performance year was 17% below his total achievement score of 120.7% for the 2024 performance year. Applying this achievement score to his Individual Target Cash Incentive Amount resulted in a cash incentive award of $2,510,955. This was $505,838 (or 17%) less than the $3,016,793 awarded to Mr. Frederico for the 2024 performance year and $985,095 (or 28%) less than the $3,496,050 awarded to Mr. Frederico for the 2023 performance year.
In reviewing Mr. Frederico’s 2025 performance scorecard, our Compensation Committee determined that he had strong performance in a challenging year of given the mix of business presented by the market and persistent narrow credit spreads that impacted all of our lines of business. In particular, our Compensation Committee found that Mr. Frederico should be recognized for his personal leadership
51 Assured Guaranty 2026 Proxy Statement

and ongoing efforts to carry out his strategic vision to execute on our highly successful capital management program, with our once again repurchasing over $500 million of our shares, for his personal leadership in advancing our goal to diversify our earnings and participating in an earnings stream independent of the risk-based premiums generated by our financial guaranty business, and for his personal leadership in successfully increasing the diversification of our investment portfolio and our opportunity for increased income from that portfolio by increasing the amount we have invested in alternative investments. The Compensation Committee also deemed it to be important to recognize that our PVP was below the threshold and our one-year TSR trailed the indices or groups to which we compare ourselves, and so concluded that it was appropriate that Mr. Frederico's short-term cash incentive decline.

CEO Salary and Short-Term Cash Incentive
By Performance Year ($ millions)
4,000
3,000
2,000
1,000
0
2023
2024
2025
Salary
Short-Term Cash Incentive

Equity Compensation
Our Compensation Committee awarded Mr. Frederico a target nominal value of $8,250,000 of long-term incentive compensation in the form of PSUs and RSUs for the 2025 performance year. This was $500,000, or 6%, below the target nominal value the Compensation Committee awarded Mr. Frederico last year.
The Compensation Committee believes it is very important to reward Mr. Frederico for his long-term strategic vision and leadership since our initial public offering in 2004 through the present, and to incent him to continue his visionary strategic leadership. Over the years, under Mr. Frederico's strategic and visionary leadership, the Company has built a proven track record of long-term value creation. From multiple accretive acquisitions and disciplined actions to mitigate losses and strengthen the balance sheet, to his vision in initiating our capital management program in 2013 that, through February 25, 2026, has resulted in the distribution to our shareholders of approximately $6.8 billion in Common Share repurchases and dividends while repurchasing 81% of our Common Shares outstanding at December 31, 2012, to his acquisition at advantageous prices of several bond insurers that were no longer writing new business (or their insurance portfolios) to his more recent initiatives (a) to diversify our investments to include alternative investments that have enjoyed a 13% annualized internal rate of return since inception and (b) to diversify our earnings stream to financial services earnings streams independent of the risk-based premiums generated by our financial guaranty business, first by participating in asset management and most recently by establishing a platform for annuity reinsurance, Mr. Frederico's consistent focus of sustainable growth, prudent risk management, and thoughtful capital deployment has consistently led our Company to success and warrants recognition.
The Compensation Committee took note of the signposts of our Company’s long-term success under Mr. Frederico’s visionary leadership. Our five-year TSR demonstrates the confidence of the equity markets in the long-term trajectory of our Company. We have enjoyed positive GAAP net income every year since Mr. Frederico led us since our initial public offering in 2004, except in 2007 (when the mark-to-market losses on credit default swaps were the primary reason for the loss), and 22 consecutive years of positive annual adjusted operating income. We have also experienced strong long-term growth in our per share value measures over those 22 years under Mr. Frederico's leadership, with our most recent five years shown in the graph below:
Assured Guaranty 2026 Proxy Statement 52

Growth in Shareholders' Equity Attributable to Assured Guaranty Ltd. Per Share, Adjusted Operating Shareholders' Equity Per Share and ABV Per Share
200
175
150
125
100
75
50
25
2021
2022
2023
2024
2025
Shareholders' Equity Attributable to Assured Guaranty Ltd. per Share
Adjusted Operating Shareholders' Equity per share
ABV per share

Based on this long history of success of our Company under Mr. Frederico's visionary leadership, the Compensation Committee felt it was imperative to properly incent Mr. Frederico to continue to lead our Company into the future as we continue to execute on his long-term vision. The Compensation Committee also took note that we have missed our PVP target for consecutive years and the 2025 one-year TSR trailed the indices or groups to which we compare ourselves. As a result, the Compensation Committee felt that, while it was appropriate for Mr. Frederico's long-term equity incentive to decline, it should reflect the Compensation Committee's view of the importance to the Company's long-term success of Mr. Frederico's continued strategic leadership.
The following table sets forth the target nominal amount of long-term incentive compensation our Compensation Committee awarded Mr. Frederico on February 20, 2026, the grant date. Our Compensation Committee determined the number of PSUs and RSUs to award Mr. Frederico by converting the target nominal amount of the award using $87.14, which was the average closing price on the NYSE of our Common Shares over the 40 consecutive trading days ending on February 20, 2026.
When we prepare the Summary Compensation Table, we report the value of the grants using GAAP, in accordance with the SEC’s rules.
•Under GAAP, the fair value of an ABV PSU as of February 20, 2026 was determined to be $88.39. This value is based on the closing price of our Common Shares on that date, which GAAP allows as a practical expedient to value grants with complicated features, such as in this case the estimated growth rate of our Company’s Core ABV per share.
•Under GAAP, the fair value of a Relative TSR PSU on February 20, 2026 was $105.98. This value was computed using a Monte-Carlo simulation model taking into account the historical relationship of our TSR and the TSR of the Index. We engaged Aon to provide this computation for us.
•Under GAAP, the fair value of an RSU was $88.39, based our Common Share closing price on February 20, 2026.
Because the price of our Common Shares can be volatile, our Compensation Committee since 2012 has determined the number of shares to be granted to members of our senior leadership team by dividing the target nominal value of the equity it wished to award by the average closing price on the NYSE of our Common Shares over the 40 consecutive trading days ending on the grant date. As described above, GAAP valuations are based on the price of our Common Shares on the grant date. So, when the price of our Common Shares is higher on the grant date than the average price over the 40 previous consecutive trading days, the GAAP value will exceed our Compensation Committee’s target nominal value, as was the case this year, as well as last year. Similarly, when the price of our Common Shares is lower on the grant date than the average price over the 40 previous consecutive trading days, the GAAP value will be less than our Compensation Committee’s target nominal value, as was the case in 2020. Our Compensation Committee believes solely using the average closing price over 40 consecutive trading days approach to sizing its long-term equity incentive grants is the fairest approach to use in light of the volatility of the price of our Common Shares.
53 Assured Guaranty 2026 Proxy Statement

The aggregate value of Mr. Frederico’s February 2026 long-term equity incentive grants under GAAP is set forth below.

	Compensation Committee Target Nominal Value	Equity Granted (Shares)	GAAP Value
ABV PSUs	$2,475,000	28,403	$2,510,541
Relative TSR PSUs	$2,475,000	28,403	$3,010,150
RSUs	$3,300,000	37,870	$3,347,329
TOTAL	$8,250,000	94,676	$8,868,020
Perquisites
Our Compensation Committee reviewed the executive perquisites provided to Mr. Frederico in 2025. Our Compensation Committee noted the cost and personal inconvenience entailed in leading a Bermuda-based company with substantial operations in the U.S., U.K. and Europe, and evaluated the value of perquisites provided to Mr. Frederico against the values of perquisites provided to the chief executive officers of the five other Bermuda-based companies in our 2025 executive compensation comparator group. (Our current executive compensation comparator group, and how it changed from our 2024 executive compensation comparator group, is described under “Compensation Governance — Executive Compensation Comparator Group” below.) Based on information in the 2025 proxy statements of those five companies, in 2024, Mr. Frederico received the second lowest value of perquisites of the chief executive officers. On this basis, our Compensation Committee concluded that the value of perquisites provided to Mr. Frederico under our existing policies is reasonable.
Comparison to Executive Compensation Comparator Group
Our Compensation Committee considered FW Cook’s analysis of the compensation paid to chief executive officers in our 2024 executive compensation comparator group when evaluating the compensation of Mr. Frederico, although it has long recognized that the compensation comparator group has limitations. Our Company is the only publicly-traded financial services company primarily writing new financial guaranty business in today’s markets, and our executive compensation comparator group does not adequately reflect the same diversity of earnings from both an international financial guaranty insurance business and an asset management business. According to FW Cook, for the 2024 performance year, which is the most recent data available, the target total direct compensation for Mr. Frederico ranked above the 75th percentile of the amount for the CEOs of our 2024 executive compensation comparator group, reflecting the experience, leadership, specialized skill set and sustained performance of Mr. Frederico. Actual total direct compensation for Mr. Frederico paid for the 2024 performance year also ranked above the 75th percentile, reflecting our non-equity incentive payout for 2024 performance, which was aligned with our 2024 performance relative to our key business goals and strategies, as well as our strong TSR for that period.
Assured Guaranty 2026 Proxy Statement 54

OTHER NAMED EXECUTIVE OFFICER COMPENSATION DECISIONS
Non-Financial Objectives and Achievements of the Other Named Executive Officers
Our Compensation Committee approved compensation awards to our other named executive officers for the 2025 performance year based on its assessment of their achievements and Mr. Frederico’s review of their performance, as well as Mr. Frederico’s compensation recommendations. Our other named executive officers’ achievements were evaluated based on their contributions to our achievement of our financial measurement targets, their contributions to the achievement of Mr. Frederico’s non-financial objectives, and their own achievements of the individual non-financial objectives Mr. Frederico had assigned to them, as described below.
For the 2025 performance year and on average across the other named executive officers, 83.4% of their compensation constituted incentive compensation: 36.5% was in the form of a performance-based cash incentive that was awarded based on measuring their performance against financial performance targets and non-financial objectives set at the beginning of the year, and 46.8% was in the form of long-term equity-based incentive, with 60% of that equity award dependent on performance relative to our pre-established objectives for a three-year performance period beginning in 2026.
OTHER NEOS' TOTAL AVERAGE COMPENSATION
*Represents the Compensation Committee's target nominal value.
Our five financial performance measures are weighted equally (at 13.4% of their total achievement scores) in the scorecards for our CEO and the other named executive officers other than Mr. Bailenson. At the beginning of the 2025 performance year, the Compensation Committee increased the weighting of the PVP goal in Mr. Bailenson's scorecard from 13.4% to 25% to reflect his leadership of our Company’s financial guaranty underwriting businesses and origination strategies worldwide, and lowered the weightings of the remaining four financial performance measures in his scorecard to 10.5%. Just as is the case with Mr. Frederico and the other named executive officers, the weightings of Mr. Bailenson's financial performance measures sum to 67%.
Robert A. Bailenson, Chief Operating Officer
Mr. Bailenson was responsible in the 2025 performance year for leading our financial guaranty underwriting businesses and origination strategies worldwide, as well as other initiatives for revenue generation. In that capacity, in 2025 he led various strategic initiatives to help us expand our financial guaranty business geographically and with respect to new asset classes. Mr. Bailenson is also responsible for our intellectual property and information technology, along with investor relations. More specifically, Mr. Bailenson:
•Provided overarching global leadership to our Company's financial guaranty origination teams, resulting in us insuring $33 billion of par, more than we have in a decade;
•Led our initiative to expand our financial guaranty insurance business by executing transactions in new sectors and in jurisdictions where we had not been active for some time, as well as attracting new buyers of our product;
•Oversaw the streamlining of our U.S. public finance secondary market public finance insurance process to make it more market friendly, investing in systems upgrades and revamping our approval and pricing processes to allow us to respond with alacrity to inquiries on a large universe of U.S. public finance credits eligible for our insurance;
•Oversaw the introduction of the Bloomberg Assured Secondary Market Interface to allow clients to see a large universe of live secondary market insurance offerings from us;
55 Assured Guaranty 2026 Proxy Statement

•Oversaw the development of our fund finance business into a flow business (this business line generates faster earnings than other business lines and has the potential for frequent renewals, which would result in repeat premium generation);
•Oversaw the continued development and smooth running of our information technology systems, including improving such systems to enhance operational efficiencies and support increased automation and following best practices in respect of appliable cybersecurity and privacy regulations; and
•Developed and delivered responses to investor inquiries on various topics.
Ling Chow, General Counsel
Ms. Chow provides strategic legal advice for our Company's various business initiatives and manages our legal, regulatory and compliance functions across the globe. Under Ms. Chow’s direction in 2025, we were able to navigate the complex legal, regulatory and compliance environments in which our business operates to accomplish a number of significant corporate objectives. More specifically, Ms. Chow:
•Led the legal and regulatory process resulting in our establishment of our new annuity reinsurance platform, Assured Life Reinsurance Ltd., which launched in January 2026, through the purchase of a Bermuda reinsurer;
•Supervised the legal, regulatory and compliance aspects of originating, underwriting and closing transactions resulting in the issuance of over 1,700 policies or guarantees across multiple legal jurisdictions globally, including the expansion of such business into new geographies and asset classes;
•Maintained open and transparent communications with multiple regulatory authorities across the globe and led ongoing regulatory engagement that enabled us to implement important strategic initiatives, including our establishment of our new annuity reinsurance platform and various strategies to improve our capital efficiency;
•Managed the legal, regulatory and compliance issues related to the risk management and workout activities related to our financial guaranty business;
•Managed all litigation matters relating to our Company, including those relating to our financial guaranty business;
•Headed a Human Capital Management / Human Resource team that successfully executed on strategies to enhance employee engagement, development and retention; and
•Managed executive succession planning for our directors, CEO and other members of senior management.
Benjamin G. Rosenblum, Chief Financial Officer
Mr. Rosenblum was responsible in the 2025 performance year for leading our accounting, finance and investment management teams, meeting all internal and external financial reporting requirements, optimizing our capital structure and tax status, and responding to inquiries from investors. Mr. Rosenblum has involved himself in all aspects of our business. More specifically, Mr. Rosenblum:
•Led our expansion into the annuity reinsurance market with the establishment of Assured Life Reinsurance Ltd., which launched in January 2026;
•Met the $500 million share repurchase goal in 2025, and returned a total of $569 million to our shareholders through share repurchases and dividends;
•Increased the amount of our alternative investments by approximately 16% from $884 million at year-end 2024 to over $1 billion at year-end 2025, based on market value;
•Evaluated alternative investment opportunities for the investment portfolios of our U.S. insurance company and other insurance subsidiaries within our Company;
•Achieved an annualized inception-to-date internal rate of return of approximately 13% on our alternative investments;
•Provided substantial support for several workouts;
•Obtained a $300 million credit line from the Federal Home Loan Bank;
•Was responsible for the timely and accurate filing of all financial reporting statements and tax returns; and
•Developed and delivered responses to investor inquiries on various topics.

Assured Guaranty 2026 Proxy Statement 56

Stephen Donnarumma, Chief Credit Officer
Mr. Donnarumma was responsible in the 2025 performance year for overseeing the global credit underwriting process for our Company's public finance, structured finance, and infrastructure finance financial guaranty businesses. More specifically, Mr. Donnarumma:
•Led our credit review of more than 2,000 transactions;
•Led our credit review of proposed transactions in new geographical areas and with respect to new asset classes;
•Developed new, streamlined underwriting procedures for our U.S. public finance secondary market transactions to substantially expedite the process;
•Led the effort to obtain third-party ratings on the underlying credit of insured risks without such ratings, thereby substantially increasing the cushion against an important regulatory threshold; and
•Continued to expand our criteria for assessing climate risk for new transactions and our approach to evaluating portfolio risks relating to climate.
Compensation Decisions for Our Other Named Executive Officers
The 2025 base salaries of our other named executive officers were set by our Compensation Committee in February 2025, consistent with the Compensation Committee's pay-for-performance philosophy. In light of Ms. Chow's achievements for the 2024 performance year, and the complexity of the issues handled by the legal department, it chose to increase her salary to $675,000 from $650,000 for the 2025 performance year. In light of Mr. Rosenblum's achievements for the 2024 performance year, the breadth and complexity of the issues he handled, and his success in executing his new and additional responsibilities in his new role as Chief Financial Officer for the 2024 performance year, it chose to increase his salary to $675,000 from $650,000 for the 2025 performance year.
In the case of the other named executive officers, for the 2025 performance year, our Compensation Committee reviewed the calculation of the weighted achievement scores for the financial performance targets (which, except for Mr. Bailenson, were the same as Mr. Frederico’s) and Mr. Frederico's assessment of their achievements against their non-financial objectives (which were a combination of their contribution to Mr. Frederico’s non-financial objectives and their achievement of their own individual non-financial objectives), taking into account the level of difficulty of achieving particular targets or objectives. Based on Mr. Frederico's recommendations in respect of their achievements, after applying the formula, our Compensation Committee awarded them the cash incentives calculated as shown in the table below.

	(2025 Base Salary	X	2025 Individual Target Cash Incentive Multiple	)	X	(	Financial Performance Measurement Achievement Score (weighted 67%)	+	Individual Non- Financial Objectives Achievement Score (weighted 33%))	=	2025 Cash Incentive Payout
Robert A. Bailenson	$900,000		2.00x				45.1%		52.8%		$1,761,946
Ling Chow	$675,000		2.00x				57.5%		57.8%		$1,556,391
Benjamin G. Rosenblum	$675,000		2.00x				57.5%		57.8%		$1,556,391
Stephen Donnarumma	$600,000		2.00x				57.5%		57.8%		$1,383,458
In reviewing the scorecards of each of Mr. Bailenson, Ms. Chow, Mr. Rosenblum and Mr. Donnarumma, the Compensation Committee observed that their total achievement scores for 2025 were lower than their total achievement scores for 2024; accordingly, their 2025 cash incentive payment amounts decreased from the prior year. The Compensation Committee determined that it was appropriate that the 2025 cash incentive payment amounts for Mr. Bailenson, Ms. Chow, Mr. Rosenblum and Mr. Donnarumma decrease because of the below-target PVP and one-year TSR in 2025, but acknowledged that each of these named executive officers had made important contributions in the other areas set out in their scorecards. The Compensation Committee noted that Mr. Bailenson's cash incentive payment amount decreased more than the other named executive officers because his responsibilities expanded in 2024 to include new business production with his ascension to the role of Chief Operating Officer, and that his scorecard is more heavily weighted towards PVP performance in the quantitative score. The Compensation Committee noted the many individual achievements of Mr. Rosenblum, Ms. Chow and Mr. Donnarumma, and determined it was appropriate to moderate their decreased cash incentive payment amounts. The Compensation Committee wished to commend the leadership of Mr. Rosenblum in completing essentially all of the work necessary to launch our new annuity reinsurance platform, Assured Life Reinsurance Ltd., in January 2026. The Committee recognized Ms. Chow's many successes during 2025, including leading the legal and regulatory aspects of launching our annuity reinsurance platform, as well as supervising the resolution of several distressed-credit workouts. The Committee recognized that Mr. Donnarumma
57 Assured Guaranty 2026 Proxy Statement

had been called upon to oversee an increasingly complex and broad underwriting risk analysis function as our Company expanded into a number of new asset classes covered by its financial guaranty product requiring extensive credit analysis.
In general, our Compensation Committee awards the other named executive officers long-term incentive compensation in the form of PSUs and RSUs with the same terms and in the same proportion as the PSUs and RSUs awarded to Mr. Frederico. The target nominal amount of long-term equity for each of our other named executive officers reflects our Compensation Committee’s desire that each of them have a strong incentive to help generate long-term, sustained growth for our Company. The amounts of PSUs and RSUs awarded to each other named executive officer vary by individual and are based on their respective positions and levels of responsibility, historic compensation levels and FW Cook’s advice about the compensation practices of companies in our comparator group.
Our Compensation Committee considered FW Cook’s analysis of the compensation paid to named executive officers in our 2024 executive compensation comparator group when evaluating the compensation of our named executive officers. (Our current executive compensation comparator group, and how it changed from our 2024 executive compensation comparator group, is described under “Compensation Governance — Executive Compensation comparator group” below). According to FW Cook, for the 2024 performance year, which is the most recent data available, the target total direct compensation for our named executive officers (excluding Mr. Frederico) ranked near the 75th percentile on average, of amounts for the named executive officers of our 2024 executive compensation comparator group, reflecting the experience, leadership, specialized skill sets and sustained performance of our senior leadership team. Actual total direct compensation for all our named executive officers as a group (excluding Mr. Frederico) paid for the 2024 performance year also ranked near or above the 75th percentile, reflecting our non-equity incentive payouts for 2024 performance, which were aligned with our 2024 performance relative to our key business goals and strategies, as well as our strong financial performance for that period. For the 2025 performance year, our one-year TSR of 1.4% ranked at the 18th percentile, and our three-year TSR of 14.9% (on an annualized basis) ranked at the 41st percentile of our 2024 executive compensation comparator group. Our long-term equity incentive award program generally remains unchanged and continues to align with our current executive compensation comparator group.
In summary, the 2024 and 2025 compensation packages for the named executive officers other than Mr. Frederico were composed of the following:

	Fixed Compensation — Base Salary(1)	Incentive Compensation		Total Direct Compensation
		Cash Incentive Compensation	Long-Term Equity Incentive Target Values(2)
Robert A. Bailenson
2024 Performance Year Compensation	$900,000	$2,261,191	$3,200,000	$6,361,191
2025 Performance Year Compensation	$900,000	$1,761,946	$3,000,000	$5,661,946
Change from 2024 to 2025	—%	(22.1)%	(6.3)%	(11.0)%
Ling Chow
2024 Performance Year Compensation	$650,000	$1,633,083	$2,000,000	$4,283,083
2025 Performance Year Compensation	$675,000	$1,556,391	$1,900,000	$4,131,391
Change from 2024 to 2025	3.8%	(4.7)%	(5.0)%	(3.5)%
Benjamin G. Rosenblum
2024 Performance Year Compensation	$650,000	$1,633,083	$1,750,000	$4,033,083
2025 Performance Year Compensation	$675,000	$1,556,391	$1,750,000	$3,981,391
Change from 2024 to 2025	3.8%	(4.7)%	—%	(1.3)%
Stephen Donnarumma
2024 Performance Year Compensation	$600,000	$1,467,861	$1,000,000	$3,067,861
2025 Performance Year Compensation	$600,000	$1,383,458	$1,375,000	$3,358,458
Change from 2024 to 2025	—%	(5.8)%	37.5%	9.5%
(1)These base salaries for each of the 2024 and 2025 performance years were established at the beginning of such performance year, in February. Accordingly, the 2025 base salaries for the named executive officers were established in February 2025.
(2)The long-term equity incentive awards were allocated similarly to Mr. Frederico’s, and comprised 30% ABV PSUs, 30% Relative TSR PSUs and 40% RSUs. The GAAP values of the awards are: Mr. Bailenson, $3,224,672; Ms. Chow, $2,042,312; Mr. Rosenblum, $1,881,117; and Mr. Donnarumma, $1,478,065. For a description of why the GAAP values of these awards differ from our Compensation Committee’s target nominal value, please refer to page 53 above.
Assured Guaranty 2026 Proxy Statement 58

COMPENSATION GOVERNANCE
The Role of the Board’s Compensation Committee
Our Compensation Committee oversees all aspects of our executive compensation program. Our Compensation Committee has responsibility for:
•Establishing compensation policies for our senior leadership team
•Determining the compensation of our CEO
•Reviewing our CEO’s compensation recommendations regarding other members of the senior leadership team and determining appropriate compensation for such persons
Our Board has adopted a Compensation Committee Charter to govern our Compensation Committee’s activities. The charter, which may be found on our website at www.assuredguaranty.com/governance, is reviewed at least annually by our Compensation Committee. Under its charter, our Compensation Committee is authorized to retain compensation, legal, accounting and other expert consultants at our expense.
The Role of the Independent Consultants
For over 15 years, including in 2025, our Compensation Committee has engaged FW Cook as its independent compensation consultant and considered advice and information from that firm in determining the amount and form of compensation for each member of our senior leadership team. Periodically, our Nominating and Governance Committee also engages FW Cook to conduct a comprehensive review of the compensation package for our non-executive directors; FW Cook last undertook such a comprehensive review in 2024.
In 2025, FW Cook’s work for our Compensation Committee included analyzing our compensation practices in light of best practices, providing a compensation risk assessment, reviewing and advising us on changes to our comparator group of companies, collecting and providing relevant market data, reviewing data and analyses provided by other consultants, and updating our Compensation Committee with respect to evolving governance trends.
Our Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. It requested and received a letter from FW Cook in 2025 affirming factors relevant to assessing FW Cook’s independence. Our Compensation Committee discussed the content of the letter and concluded that FW Cook’s work did not raise any independence or conflict of interest issues.
When our Compensation Committee began to contemplate amending the long-term equity incentive program to include performance restricted share units based on relative TSR performance in 2018, we engaged Aon to model the grant date fair value and ultimate performance and payout of hypothetical Relative TSR PSUs with various characteristics and, once the characteristics of the Relative TSR PSUs were settled, to provide grant date valuation of the Relative TSR PSUs and to provide Relative TSR PSU value tracking over the life of the Relative TSR PSUs. Our Compensation Committee also engaged Aon as a compensation consultant several times after 2018 to consider changes in the long-term incentive program, and most recently in 2025 to evaluate whether the Russell Midcap Index - Financials remained an appropriate peer group for purposes of Item 201(e) of Regulation S-K under the Exchange Act. The Compensation Committee decided to continue to use the Russell Midcap Index - Financials as a peer group for Relative TSR PSUs granted in 2026.
Executive Compensation Comparator Group
Our Compensation Committee examines pay data for the following 17 companies to review pay practices, identify compensation trends, and benchmark its executive compensation decisions:

Affiliated Managers Group, Inc.	Federated Hermes, Inc.	Selective Insurance Group, Inc.
AllianceBernstein Holding L.P.	First American Financial Corporation	SiriusPoint Ltd.
Assurant, Inc.	Janus Henderson Group plc	The Hanover Insurance Group, Inc.
AXIS Capital Holdings Limited	MGIC Investment Corporation	Virtus Investment Partners, Inc.
Essent Group, Ltd.	Radian Group Inc.	White Mountains Insurance Group, Inc.
Everest Re Group, Ltd.	RenaissanceRe Holdings Ltd.
Our Compensation Committee has long recognized that the comparator group has limitations. Our company is the only publicly-traded financial services company primarily writing new financial guaranty business in today’s markets.
59 Assured Guaranty 2026 Proxy Statement

The current comparator group consists of companies that, like our Company, have a business model that involves underwriting or credit risk, a holding company structure, and similar size as measured by revenues, assets, and market capitalization. Notably, the comparator group consists primarily of mortgage finance and property and casualty insurance and reinsurance companies, along with five asset managers that invest in alternative investments. Despite the specialized nature of our primary financial guaranty business, our Compensation Committee looks for companies domiciled in Bermuda or with a similar size and global business model to ours, along with publicly traded asset management companies. Although the factors our Compensation Committee considers for its compensation decisions and the level of compensation may differ from those for the comparator group, our Compensation Committee finds it useful to consider the pay practices at these companies.
In November 2025 and February 2026, FW Cook met with our Compensation Committee to review the comparator group and to discuss whether existing comparators should be removed from the group and if other companies should be considered for inclusion in the group. Based on FW Cook's review, and due to the acquisition of Enstar Group Limited (which had been one of the 18 companies in the 2025 executive compensation comparator group), FW Cook recommended to our Compensation Committee that it reduce the comparator group to consist of the 17 companies above.
FW Cook advised our Compensation Committee that, as of December 31, 2025, our one-year TSR was at the 18th percentile of the current comparator group and our three-year TSR was at the 41st percentile of the current comparator group. FW Cook also informed our Compensation Committee that, as of September 30, 2025, our latest four quarters of net income was at the 31st percentile of the current comparator group and our total assets were at the 50th percentile.
Executive Officer Recoupment Policy and Related Forfeiture and Termination for Cause Provisions
We maintain a robust clawback policy that exceeds the NYSE listing requirements and captures time- and performance-based equity awards, misconduct absent a financial restatement, and additional triggers as further described below. Our Compensation Committee adopted our amended and restated recoupment (or clawback) policy on October 31, 2023. The amended and restated policy generally retained the provisions from our previously adopted recoupment policy pursuant to which our Compensation Committee was permitted to rescind or recoup certain compensation awards to our senior leadership team in the event: of their misconduct or of a material restatement of our financial statements, or in the event objectively quantifiable performance goals are later determined to have been overstated and such overstatement resulted in an overpayment. Additionally, new provisions were added as required by the new listing standards adopted by the NYSE and Rule 10D-1 adopted by the SEC. The new provisions require our Compensation Committee to recoup erroneously paid incentive compensation paid to current and former executive officers (as defined by the new listing standards adopted by the NYSE and Rule 10D-1) (who we refer to as Covered Executives) in the event of a restatement of the Company’s financial statements (without regard to the fault of the Covered Executive). Restatements that trigger such recoupment include restatements due to material noncompliance with any financial reporting requirement applicable to our Company under the federal securities laws and restatements to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (Restatements). Except in very limited circumstances, in the event of such a Restatement, the new provisions require the recoupment of incentive compensation based wholly or in part upon the attainment of certain financial reporting measures paid to the Covered Executives in excess of the amount that would have been paid if the amount of such incentive compensation had been based on the restated financial statements.
The table below presents a simplified summary of the discretionary provisions of our current recoupment policy as amended and restated on October 31, 2023, selected provisions of our severance plan as restated in February 2022, and selected provisions of our grant agreements as approved in February 2025, and is modified in its entirety by the detailed provisions of such documents, which have been filed with the SEC.
The provisions summarized below apply to each of the Covered Executives and other members of the senior leadership team reporting directly to our CEO. Conduct, activity or events may fall into more than one category in the table.
Assured Guaranty 2026 Proxy Statement 60

	Forfeit Unpaid Incentive Compensation*	Recoup Already Paid Incentive Compensation*	Termination for Cause
Misconduct: (a) felony; (b) other crime involving moral turpitude in certain circumstances; and (c) other serious misconduct that may cause material harm to our employees or material reputational harm to the Company or may expose the Company to material regulatory, legal or financial risk	✓	✓	✓
Any act or omission likely to injure our operations or reputation or to prevent such executive from being able to perform their duties	✓		✓
Restatements (regardless of misconduct)	✓	✓
Overstatement of objectively quantifiable performance objectives	✓	✓
Violation of specified covenants (non-compete, non-solicitation, breach of confidentiality)	✓	✓	✓
Failure to follow directions of the Board or supervisor or any willful, serious and continued failure to perform their duties	✓		✓
* The covered incentive compensation consists of RSUs, ABV PSUs, Relative TSR PSUs and non-equity incentive compensation (cash).
Share Ownership Guidelines
To demonstrate our commitment to building shareholder value, our Board of Directors adopted management share ownership guidelines. Our guidelines do not mandate a time frame by which this ownership must be attained, but each executive officer must retain 100% of their after-tax receipt of our Common Shares upon vesting of RSUs and earn out of PSUs until they reach their ownership goal. Please see “Information About Our Common Share Ownership — How Much Stock is Owned by Directors and Executive Officers” for detailed information on the executive officers’ share ownership.
The chart below shows the guideline for each of our named executive officers and each executive’s share ownership as of March 6, 2026, the record date, using $85.31, the closing price of one of our Common Shares on the NYSE on such date.

Named Executive Officer	Guideline	Current Ownership
Dominic J. Frederico	7 × Salary	105.7 × Salary
Robert A. Bailenson	5 × Salary	21.4 × Salary
Ling Chow	5 × Salary	18.6 × Salary
Benjamin G. Rosenblum	5 × Salary	4.0 × Salary
Stephen Donnarumma	5 × Salary	12.9 × Salary
These ownership levels include shares that the executive has purchased and, in the case of Mr. Bailenson and Mr. Rosenblum, vested share units credited to their non-qualified retirement plan. Unvested RSUs and unvested PSUs do not count towards an executive's share ownership.
Anti-Hedging Policy
We adopted an anti-hedging policy in 2013 that explicitly prohibits employees and directors from hedging our Common Shares.
Anti-Pledging Policy
Our share trading policy prohibits employees and directors from pledging our Common Shares without the approval of both our General Counsel and our Nominating and Governance Committee. Our share trading policy requires that, in order to grant such approval, our Nominating and Governance Committee determine that the person making the pledge demonstrates the financial capacity to repay the loan (which does not constitute margin debt) without resorting to the pledged securities. As of March 18, 2026, no director or executive officer has pledged Common Shares.
61 Assured Guaranty 2026 Proxy Statement

Award Timing
Our Compensation Committee meets during our February board meeting to make executive compensation decisions for the previous year’s performance and to make its compensation recommendations to the other directors. After consulting with our Board, our Compensation Committee approves salary increases (if any), cash incentive compensation, and long-term equity incentive awards for each member of our senior leadership team. Calculations of the number of PSUs and RSUs awarded to each member of our senior leadership team are made as of the date our Compensation Committee consults with our Board and approves the compensation packages for our senior leadership team, which occurs several days prior to the day we file with the SEC our Annual Report on Form 10-K for the previous calendar year. We have consistently followed this timing for many years. The number of units granted is calculated by dividing such value by the average closing price on the NYSE of a Common Share over the 40 consecutive trading days ending on the date of grant. Payments of cash incentives are not made until after we file with the SEC our Annual Report on Form 10-K for the previous calendar year. Our executive compensation program does not include stock options, stock appreciation rights or similar instruments with option-like features.
POST-EMPLOYMENT COMPENSATION
Retirement Benefits
We maintain tax-qualified and non-qualified defined contribution retirement plans for each member of our senior leadership team and other eligible employees. We do not maintain any defined benefit pension plans. Our Compensation Committee and our management believe that it is important to provide retirement benefits to employees who reach retirement to facilitate smooth leadership transitions and to attract and retain key employees. All retirement benefits are more fully described below under “Potential Payments Upon Termination or Change in Control.”

Benefit Under Defined Contribution Plans	Description
Core contribution
We contribute 7% of each employee’s salary and non-equity incentive payment or cash bonus compensation, which we refer to as eligible compensation, on the portion made to our tax-qualified plan, and 6% on the portion made to our nonqualified supplemental employee retirement plans.

Company match
We match 100% of each employee’s contribution, up to 7% of eligible compensation on the portion made to our tax-qualified plan, and 6% on the portion made to our nonqualified supplemental employee retirement plans.

Severance
Under our severance plan for members of our senior leadership team (and some others), following the executive’s involuntary termination without cause or voluntary termination for good reason and subject to the executive signing a release of claims, the executive will receive a lump-sum payment in an amount equal to one year’s salary plus their average cash incentive amount over the preceding three-year period, plus a pro-rata annual cash incentive amount for the year of termination, and an amount equal to one year of medical and dental premiums. The executive’s receipt of severance benefits is subject to their compliance with non-competition, non-solicitation, and confidentiality restrictions during their employment and for a period of one year following termination of employment. We, in our discretion, may choose to pay one year of base salary to an executive who terminates employment for a reason other than involuntary termination without cause or voluntary termination for good reason, in which case the executive will also be subject to non-competition, non-solicitation, and confidentiality restrictions following their termination of employment.
Change In Control Benefits
We provide change in control benefits to encourage members of our senior leadership team to consider the best interests of shareholders by mitigating any concerns about their own personal financial well-being in the face of a change in control of our Company. In the event of a change in control:
•Long-term incentive awards will vest only upon certain terminations of employment following a change in control (double-trigger)
•Such awards will vest upon a change in control (single-trigger) if the acquirer does not assume the awards
•We do not provide excise tax reimbursements and gross-up payments in the case of a change in control
Detailed information is provided below under “Potential Payments Upon Termination or Change in Control.”
Assured Guaranty 2026 Proxy Statement 62

TAX TREATMENT
Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation plans. We maintain deferred compensation plans for the benefit of our employees, including nonqualified deferred compensation plans that provide for employee and employer contributions in excess of the IRS defined contribution plan limits. The deferred compensation plans we maintain are intended to be exempt from the requirements of Section 409A or, if not exempt, to satisfy the requirements of Section 409A, and we have reviewed and, where appropriate, have amended each of our deferred compensation plans to meet the requirements.
Finally, Section 457A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation plans maintained by a nonqualified entity (which generally includes an entity in a jurisdiction that is not subject to U.S. income tax or a comprehensive foreign income tax). The deferred compensation plans we maintain are intended to be exempt from the requirements of Section 457A.
NON-GAAP FINANCIAL MEASURES
This proxy statement references financial measures that are not determined in accordance with GAAP, and are identified as core, operating, PVP or non-GAAP. Although these non-GAAP financial measures should not be considered substitutes for GAAP measures, our management and Board consider them important performance indicators and have employed them as well as other factors in determining senior leadership incentive compensation.
The definitions for adjusted operating shareholder's equity and adjusted book value, and how they may be calculated from the most directly comparable GAAP financial measures are set forth below.
Adjusted operating shareholders’ equity is defined as shareholders’ equity attributable to AGL., as reported under GAAP, adjusted for the following:
•Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives that are reported on the consolidated balance sheet, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss.
•Elimination of fair value gains (losses) on the Company’s committed capital securities that are reported on the consolidated balance sheet. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt and other market factors and are not expected to result in an economic gain or loss.
•Elimination of unrealized gains (losses) on the Company’s investments that are recorded as a component of accumulated other comprehensive income (AOCI). The AOCI component of the fair value adjustment on the investment portfolio is not deemed economic because the Company generally holds these investments to maturity and therefore would not result in an economic gain or loss.
•The tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.
Adjusted book value (ABV) is adjusted operating shareholders’ equity, as defined above, further adjusted for the following:
•Elimination of deferred acquisition costs, net. These amounts represent net deferred expenses that have already been paid or accrued and will be expensed in future accounting periods.
•Addition of the net present value of estimated net future revenue. This amount represents the net present value of estimated future revenue from non-financial guaranty insurance contracts (other than credit derivatives with net expected losses), net of reinsurance, ceding commissions and premium taxes.
•Addition of the deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed, net of reinsurance. This amount represents the present value of the expected future net earned premiums, net of the present value of expected losses to be expensed.
•The tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.
We referenced in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2025 adjusted operating income and PVP, or present value of new business production, which are other non-GAAP financial measures we use in this proxy statement. The definitions for those non-GAAP financial measures, and how they may be calculated from the most directly comparable GAAP financial measures, may be found on pages 95 and 97 to 98 of our Annual Report on Form 10-K for the year ended December 31, 2025.
63 Assured Guaranty 2026 Proxy Statement

This proxy also references certain non-GAAP financial measures, which are identified as “core”, that our management and Board also consider important performance indicators and have employed, as well as other factors, in determining the incentive compensation of our senior leadership team. These “core” measures, and how they are calculated from our GAAP financial statements, are as follows:
•Core operating income per diluted share. After making the adjustments to net income attributable to AGL described on page 95 of our Annual Report on Form 10-K, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Non-GAAP Financial Measures to arrive at adjusted operating income, we subtract the gain (or loss) included in net income related to VIE consolidation, net of tax, and to calculate the per diluted share amount we divide the result by the weighted average diluted Common Shares in accordance with GAAP. Our adjusted operating income is shown in the table on page 92 of our Annual Report on Form 10-K, Management’s Discussion and Analysis of Financial Condition and Results of Operations by Segment, Reconciliation to GAAP, and the gain (or loss) included in net income related to VIE consolidation is shown in the same table.
•Core operating shareholders’ equity per share. After making the adjustments to shareholders’ equity attributable to AGL described on page 96 of our Annual Report on Form 10-K, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Non-GAAP Financial Measures to arrive at adjusted operating shareholders’ equity, we subtract the gain (or loss) related to VIE consolidation, net of tax, also disclosed in such section of the Form 10-K, and to calculate the per share amount we divide by the number of Common Shares outstanding.
•Core ABV. After making the adjustments to shareholders’ equity attributable to AGL described on the previous page of this proxy statement and also on page 96 of our Annual Report on Form 10-K, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Non-GAAP Financial Measures to arrive at ABV, we subtract the gain (or loss) related to VIE consolidation, net of tax, and to calculate the per share amount we divide by the number of Common Shares outstanding.
•Core operating ROE. Core operating ROE is calculated as core operating income divided by the average of core operating shareholders’ equity at the beginning and end of the period.
Assured Guaranty 2026 Proxy Statement 64

COMPENSATION COMMITTEE REPORT*
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and this proxy statement. The foregoing report has been approved by the Compensation Committee.
Bonnie L. Howard, Chair
Thomas W. Jones
Yukiko Omura

*    The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (which we refer to as the Securities Act), or the Exchange Act.
65 Assured Guaranty 2026 Proxy Statement

SUMMARY COMPENSATION TABLE
The following table provides compensation information for 2025, 2024 and 2023 for our named executive officers.

Name and Principal Position	Year	Salary	Share Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Dominic J. Frederico,	2025	$1,250,000	$9,413,231	$2,510,955	$667,530	$13,841,716
President and	2024	$1,250,000	$9,995,624	$3,016,793	$670,835	$14,933,252
Chief Executive Officer	2023	$1,250,000	$8,112,953	$3,496,050	$618,509	$13,477,512
Robert A. Bailenson,	2025	$900,000	$6,462,918	$1,761,946	$443,754	$9,568,618
Chief Operating Officer	2024	$900,000	$2,627,313	$2,261,191	$416,305	$6,204,809
	2023	$800,000	$1,863,732	$2,211,072	$397,983	$5,272,787
Ling Chow,	2025	$675,000	$3,661,709	$1,556,391	$326,322	$6,219,422
General Counsel	2024	$650,000	$1,827,887	$1,633,083	$319,418	$4,430,388
	2023	$600,000	$1,425,293	$1,618,704	$301,253	$3,945,250
Benjamin G. Rosenblum(4),	2025	$675,000	$1,882,584	$1,717,766	$329,957	$4,605,307
Chief Financial Officer	2024	$650,000	$1,370,915	$1,866,333	$260,644	$4,147,892
Stephen Donnarumma,	2025	$600,000	$1,075,852	$1,383,458	$279,810	$3,339,120
Chief Credit Officer	2024	$600,000	$1,028,187	$1,467,861	$274,912	$3,370,960
	2023	$525,000	$833,307	$1,416,366	$217,712	$2,992,385
(1)This column represents the aggregate grant date fair value of performance-based restricted share unit awards and restricted share unit awards granted in 2025, 2024 and 2023 for 2024, 2023 and 2022 performance, respectively. For Mr. Bailenson and Ms. Chow, the aggregate grant date fair value of the awards includes a special retention award of special RSUs received on February 19, 2025 with a grant date fair value of $3,020,417 and $1,510,209, respectively. As disclosed and discussed in the Compensation Discussion and Analysis section of our 2025 proxy statement, these special retention awards were granted under the Assured Guaranty Ltd. 2024 Long-Term Incentive Plan as part of our overall succession planning and to solidify the management team in a competitive talent environment. Each special retention award in the form of special RSUs was issued with a five-year cliff vesting schedule to support these goals and, unlike our typical equity awards, do not provide for full or partial vesting upon retirement, underscoring their intended retentive focus. In the case of maximum payout of the 2025 performance-based restricted share unit awards, the aggregate grant date fair value of the awards granted in 2025 for Mr. Frederico, Mr. Bailenson, Ms. Chow, Mr. Rosenblum, and Mr. Donnarumma are as follows, respectively: $16,925,847, $9,210,362, $5,378,796, $3,385,002, and $1,934,526.
(2)This column represents cash incentive compensation for 2025, 2024 and 2023 performance paid in 2026, 2025 and 2024, respectively, plus, in the case of Mr. Rosenblum, the vesting date value of Performance Retention Awards (PRA) granted in February 2023, that vested on December 31, 2025, as further described in the table below. Although February 2014 was the last time that executive officers received grants of PRA (for achievements in 2013), Mr. Rosenblum did not become an executive officer until 2024 and he was granted PRA through February 2023 (for his achievements in 2022). His last PRA installment vested on December 31, 2025.

2025
Cash Incentive Compensation	$1,556,391
PRA Payout	$161,375
Total	$1,717,766
(3)All Other Compensation for 2025 consists of the benefits set forth in the table below. Contributions to defined contribution retirement plans include contributions with respect to salary and cash incentive compensation. The Miscellaneous category within All Other Compensation includes Bermuda club fees, Bermuda health insurance, cybersecurity fees and a family care benefit.
Assured Guaranty 2026 Proxy Statement 66

	D. Frederico	R. Bailenson	L. Chow	B. Rosenblum	S. Donnarumma
Employer Contribution to Retirement Plans	$518,682	$386,010	$283,637	$283,637	$254,810
Bermuda Car Allowance	$20,000	—	—	—	—
Bermuda Housing Allowance	$5,264	—	—	—	—
Tax Return Preparation	$34,565	$5,193	$11,025	$2,693	—
Matching Gift Donations	$25,000	$25,000	$25,000	$23,933	$25,000
Business - Related Spousal Travel	$20,234	$27,551	$5,160	$19,694	—
Miscellaneous	$43,785	—	$1,500	—	—
Total	$667,530	$443,754	$326,322	$329,957	$279,810
(4)Mr. Rosenblum did not become an executive officer until 2024. As such, there is no compensation information provided in this table for 2023.
EMPLOYMENT AGREEMENTS
None of our named executive officers currently have any employment agreements with the Company.
PERQUISITE POLICY
Our Company has established a perquisite policy pursuant to which we provide members of the senior leadership team (and some others) certain perquisites that are not available to employees generally. We believe that the perquisites we provide to our senior leadership team, including our named executive officers, meet certain business objectives and that the benefit our Company receives from providing these perquisites significantly outweighs the cost of providing them. We feel these perquisites minimize distractions to members of our senior leadership team, thereby enabling them to perform their responsibilities more efficiently. These include tax preparation, cybersecurity and privacy protection services, and annual executive medical exams (for persons who became executive officers prior to December 31, 2017). Certain Bermuda perquisites provided to Bermuda-based members of the senior leadership team reflect the location of our Company’s headquarters and include travel and housing-related benefits. Any of these perquisites may be modified by our Compensation Committee without the consent of the executives.
In determining the total compensation payable to our senior leadership team, our Compensation Committee considers perquisites in the context of the total compensation which each member of our senior leadership team is eligible to receive. However, given the fact that perquisites represent a relatively small portion of the total compensation of members of the senior leadership team, the availability of these perquisites does not materially influence the decisions made by our Compensation Committee with respect to other elements of the total compensation to which the members of our senior leadership team are entitled or which they are awarded.
SEVERANCE POLICY
Our Company has adopted a severance plan for our senior leadership team (and some others). For further detail, see the discussion in “Compensation Discussion and Analysis — Post-Employment Compensation — Severance” and “Potential Payments Upon Termination or Change of Control — Change-in-Control Severance.” A severance plan enables us to attract and retain top candidates for positions on our senior leadership team and enables us to have good relations with those executives.
EMPLOYEE STOCK PURCHASE PLAN
We maintain a broad-based employee stock purchase plan that gives our eligible employees the right to purchase our Common Shares through payroll deductions at a purchase price that reflects a 15% discount to the market price of our Common Shares on the first or last day of the relevant subscription period, whichever is lower. No participant may purchase more than $25,000 worth of Common Shares under this plan in any calendar year. In 2025, of our named executive officers, Mr. Frederico and Mr. Donnarumma participated in the employee stock purchase plan; Mr. Frederico participated to the maximum extent possible.
INDEMNIFICATION AGREEMENTS
We enter into indemnification agreements with each of our directors and executive officers. These agreements are in furtherance of our Bye-Laws which require us to indemnify our directors and officers for acts done, concurred in or omitted in or about the execution of their duties in their respective offices.
67 Assured Guaranty 2026 Proxy Statement

•The indemnification agreements provide for indemnification arising out of specified indemnifiable events, such as events relating to the fact that the indemnitee is or was one of our directors or officers or is or was a director, officer, employee or agent of another entity at our request or relating to anything done or not done by the indemnitee in such a capacity.
•The indemnification agreements provide for advancement of expenses.
•These agreements provide for mandatory indemnification to the extent an indemnitee is successful on the merits. To the extent that indemnification is unavailable, the agreements provide for contribution.
•The indemnification agreements set forth procedures relating to indemnification claims.
•The agreements also provide for maintenance of directors’ and officers’ liability insurance.
2025 GRANTS OF PLAN-BASED AWARDS
The following table sets forth information concerning grants of plan-based awards for our named executive officers made during 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Share Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Share and Option Awards(5)
Dominic J.	Feb. 19, 2025(1)	—	$2,500,000	$5,000,000	—	—	—	—	—
Frederico	Feb. 19, 2025(2)	—	—	—	14,419	28,837	72,093	—	$3,246,469
	Feb. 19, 2025(3)	—	—	—	14,419	28,837	57,674	—	$2,642,911
	Feb. 19, 2025(4)	—	—	—	—	—	—	38,449	$3,523,851
Robert A.	Feb. 19, 2025(1)	—	$1,800,000	$3,600,000	—	—	—	—	—
Bailenson	Feb. 19, 2025(2)	—	—	—	5,273	10,546	26,365	—	$1,187,269
	Feb. 19, 2025(3)	—	—	—	5,273	10,546	21,092	—	$966,541
	Feb. 19, 2025(4)	—	—	—	—	—	—	14,061	$1,288,691
	Feb. 19, 2025(5)	—	—	—	—	—	—	32,956	$3,020,417
Ling	Feb. 19, 2025(1)	—	$1,350,000	$2,700,000	—	—	—	—	—
Chow	Feb. 19, 2025(2)	—	—	—	3,296	6,591	16,478	—	$742,015
	Feb. 19, 2025(3)	—	—	—	3,296	6,591	13,182	—	$604,065
	Feb. 19, 2025(4)	—	—	—	—	—	—	8,788	$805,420
	Feb. 19, 2025(5)	—	—	—	—	—	—	16,478	$1,510,209
Benjamin G.	Feb. 19, 2025(1)	—	$1,350,000	$2,700,000	—	—	—	—	—
Rosenblum	Feb. 19, 2025(2)	—	—	—	2,884	5,767	14,418	—	$649,249
	Feb. 19, 2025(3)	—	—	—	2,884	5,767	11,534	—	$528,546
	Feb. 19, 2025(4)	—	—	—	—	—	—	7,690	$704,789
Stephen	Feb. 19, 2025(1)	—	$1,200,000	$2,400,000	—	—	—	—	—
Donnarumma	Feb. 19, 2025(2)	—	—	—	1,648	3,296	8,240	—	$371,064
	Feb. 19, 2025(3)	—	—	—	1,648	3,296	6,592	—	$302,078
	Feb. 19, 2025(4)	—	—	—	—	—	—	4,394	$402,710
(1)Represents a grant of a non-equity incentive compensation award. As described in “Compensation Discussion and Analysis —Executive — Compensation Program Structure and Process — Components of Our Executive Compensation Program — Cash Incentive Compensation,” our Compensation Committee uses a formula to award cash incentive compensation in order to enhance the transparency of our process. The amount of cash incentive compensation awarded to each executive is determined based on the extent to which that executive achieves certain pre-established performance targets; 67% is tied to the achievement of five financial performance targets and 33% is tied to the achievement of non-financial objectives. On the February 19, 2025 grant date, our Compensation Committee established a target and maximum cash incentive award for each of our named executive officers, as well as the formula for determining the actual amount of payment to each named executive officer, which may range from zero to such executive’s maximum amount. The target for each of our named executive officers is two times their salary, and each would achieve their maximum amount listed (equal to two times their target) upon receiving the maximum score under our formula of 200%. In February 2026, after applying the formula to each of the named executive
Assured Guaranty 2026 Proxy Statement 68

officers, our Compensation Committee approved the payments described in the Summary Compensation Table for payment of such non-equity incentive compensation awards.
(2)Represents a Relative TSR PSU award. The Relative TSR PSUs will cliff vest at the end of a three-year vesting period based on the company’s total shareholder return compared to the total shareholder return of all companies in the Russell Midcap Index - Financials, with limited exceptions. The number of Common Shares listed in the Threshold column represents the number of Common Shares (50% of the units awarded) that will vest if the Company achieves a total shareholder return at the 25th percentile relative to the total shareholder return of all companies in the Russell Midcap Index - Financials; the number of Common Shares listed in the Target column represents the number of Common Shares (100% of the units awarded) that will vest if the Company achieves a total shareholder return at the 55th percentile relative to the total shareholder return of all companies in the Russell Midcap Index - Financials; and the number of Common Shares listed in the Maximum column represents the number of Common Shares (250% of the units awarded) that will vest if the Company achieves a total shareholder return at the 95th percentile relative to the total shareholder return of all companies in the Russell Midcap Index - Financials. If the Company does not achieve a total shareholder return at least at the 25th percentile relative to the total shareholder return of all companies in the Russell Midcap Index - Financials is achieved during the performance period, there will be no payout on the Relative TSR PSUs. In addition, the number of Common Shares that will vest is capped at 100% of the Relative TSR PSUs awarded if the Company achieves a negative total shareholder return, even if above the 55th percentile relative to the total shareholder return of all companies in the Russell Midcap Index - Financials. For results between the threshold achievement level and the target achievement level and between the target achievement level and the maximum achievement level, the amount of our Common Shares earned for each Relative TSR PSU is based on straight-line interpolation. Common Shares earned pursuant to the Relative TSR PSUs are not delivered until one year after they vest.
(3)Represents an ABV PSU award. The ABV PSUs will cliff vest at the end of a three-year vesting period based on the Company’s growth in core adjusted book value per share, with limited exceptions. The number of Common Shares listed in the Threshold column represents the number of Common Shares (50% of the units awarded) that will vest if the Company achieves a growth in core adjusted book value per share of 12%; the number of Common Shares listed in the Target column represents the number of Common Shares (100% of the units awarded) that will vest if the Company achieves a growth in core adjusted book value per share of 15%; and the number of Common Shares listed in the Maximum column represents the number of Common Shares (200% of the units awarded) that will vest if the Company achieves a growth in core adjusted book value per share of 18%. If the Company does not achieve a growth in core adjusted book value per share of at least 12%, there will be no payout on ABV PSUs. For results between the threshold achievement level and the target achievement level and between the target achievement level and the maximum achievement level, the amount of our Common Shares earned for each ABV PSU is based on straight-line interpolation.
(4)Represents a time-based RSU award. The RSUs will vest on the third anniversary of the grant date of the award, subject to continued employment, with limited exceptions.
(5)Represents a special retention time-based RSU award. The RSUs will vest on the fifth anniversary of the grant date of the award, subject to continued employment, with limited exceptions.
(6)This column discloses the aggregate grant date fair value computed in accordance with GAAP, which is $112.58 per target share for Relative TSR PSUs, $91.65 per target share for ABV PSUs, and $91.65 per share for the RSUs. For the assumptions used in the valuation, see note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
69 Assured Guaranty 2026 Proxy Statement

OUTSTANDING EQUITY AWARDS
The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2025.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Dominic J. Frederico	47,873	(1)	$4,302,347	—		—
	44,097	(2)	$3,962,997	—		—
	38,449	(3)	$3,455,412	—		—
	71,810	(5)	$6,453,565	—		—
	—		—	44,526	(6)	$4,001,533
	—		—	16,537	(7)	$1,486,135
	—		—	16,537	(8)	$1,486,135
	—		—	14,419	(9)	$1,295,791
	—		—	14,419	(10)	$1,295,791
Robert A. Bailenson	10,998	(1)	$988,390	—		—
	11,591	(2)	$1,041,683	—		—
	14,061	(3)	$1,263,662	—		—
	32,956	(4)	$2,961,756	—		—
	16,496	(5)	$1,482,496	—		—
	—		—	10,228	(6)	$919,221
	—		—	4,347	(7)	$390,620
	—		—	4,347	(8)	$390,620
	—		—	5,273	(9)	$473,885
	—		—	5,273	(10)	$473,885
Ling Chow	8,410	(1)	$755,807	—		—
	8,064	(2)	$724,712	—		—
	8,788	(3)	$789,778	—		—
	16,478	(4)	$1,480,878
	12,616	(5)	$1,133,800	—		—
	—		—	7,823	(6)	$703,013
	—		—	3,024	(7)	$271,767
	—		—	3,024	(8)	$271,767
	—		—	3,296	(9)	$296,167
	—		—	3,296	(10)	$296,167
Benjamin G. Rosenblum	2,205	(11)	$198,163	—		—
	6,028	(12)	$541,736	—		—
	2,303	(13)	$206,971	—		—
	4,526	(14)	$406,752	—		—
	6,048	(2)	$543,534	—		—
	7,690	(3)	$691,100	—		—
	—		—	2,268	(7)	$203,825
	—		—	2,268	(8)	$203,825
	—		—	2,884	(9)	$259,140
	—		—	2,884	(10)	$259,140
Stephen Donnarumma	4,917	(1)	$441,891	—		—
	4,536	(2)	$407,650	—		—
	4,394	(3)	$394,889	—		—
	7,376	(5)	$662,881	—		—
	—		—	4,573	(6)	$411,019
	—		—	1,701	(7)	$152,869
	—		—	1,701	(8)	$152,869
	—		—	1,648	(9)	$148,106
	—		—	1,648	(10)	$148,106
(1)Represents a time-based RSU award. These units were granted on February 22, 2023 and vested on February 22, 2026.
(2)Represents a time-based RSU award. These units were granted on February 21, 2024 and will vest on February 21, 2027, subject to continued employment, with limited exceptions.
Assured Guaranty 2026 Proxy Statement 70

(3)Represents a time-based RSU award. These units were granted on February 19, 2025 and will vest on February 19, 2028, subject to continued employment, with limited exceptions.
(4)Represents a time-based RSU award. These units were granted on February 19, 2025 and will vest on February 19, 2030, subject to continued employment, with limited exceptions.
(5)Represents an ABV PSU award. These units were granted on February 22, 2023 and vested on February 22, 2026, and were based on our Company’s growth in Core ABV per share over a three-year performance period ended on December 31, 2025. The Company achieved a growth in Core ABV per share of 31.4% over the relevant period, resulting in the maximum payout of 200% of the units awarded.
(6)Represents a TSR PSU award. These units were granted on February 22, 2023 and vested on February 22, 2026, and were based on our Company’s total shareholder return compared to the total shareholder return of all companies in the Russell Midcap Index - Financials over a three-year performance period ended on February 21, 2026. Based on the estimated calculations for such performance period (with the final calculations subject to Compensation Committee approval at its April 2026 meeting), the Company achieved a relative total shareholder return for the performance period in the 52nd percentile, resulting in an expected payout of 94.64% of the units awarded (with such units being settled in February 2027 after a one-year deferral period between vesting and delivery). The number of units included in the table above is the number of units that would have been awarded assuming the three-year performance period ended on December 31, 2025. Had the performance period ended on December 31, 2025, the Company would have achieved a relative total shareholder return in the 61st percentile, which would have resulted in a payout of 124.01% of the units awarded.
(7)Represents a TSR PSU award. These units were granted on February 21, 2024 and will vest on February 21, 2027, subject to continued employment, with limited exceptions, and achievement of defined performance goals based on our Company’s total shareholder return compared to the total shareholder return of all companies in the Russell Midcap Index - Financials.
(8)Represents an ABV PSU award. These units were granted on February 21, 2024 and will vest on February 21, 2027, subject to continued employment, with limited exceptions, and achievement of defined performance goals based on our Company’s growth in Core ABV per share.
(9)Represents a TSR PSU award. These units were granted on February 19, 2025 and will vest on February 19, 2028, subject to continued employment, with limited exceptions, and achievement of defined performance goals based on our Company’s total shareholder return compared to the total shareholder return of all companies in the Russell Midcap Index - Financial.
(10)Represents an ABV PSU award. These units were granted on February 19, 2025 and will vest on February 19, 2028, subject to continued employment, with limited exceptions, and achievement of defined performance goals based on our Company’s growth in Core ABV per share.
(11)Represents a time-based RSU award. These units were granted on February 23, 2022 and vested on February 23, 2026.
(12)Represents a time-based RSU award. These units were granted on February 22, 2023. One half of these units vested on February 22, 2026 and the remaining half will vest on February 22, 2027, subject to continued employment, with limited exceptions.
(13)Represents a time-based RSU award. These units were granted on May 1, 2023. One half of these units will vest on May 1, 2026 and the remaining half will vest on May 1, 2027, subject to continued employment, with limited exceptions.
(14)Represents a time-based RSU award. These units were granted on July 1, 2023. One half of these units will vest on July 1, 2026 and the remaining half will vest on July 1, 2027, subject to continued employment, with limited exceptions.
2025 SHARES VESTED
The following table provides information concerning the vesting of our named executive officers' time- and performance-based restricted share units during 2025.

	Share Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Dominic J. Frederico	219,115	$19,678,676
Robert A. Bailenson	47,602	$4,275,151
Ling Chow	36,268	$3,257,257
Benjamin G. Rosenblum	24,791	$2,224,378
Stephen Donnarumma	19,644	$1,764,225
(1)This column represents gross shares vesting, not reduced by shares withheld to pay for personal income tax.
(2)The value of a restricted share upon vesting is the fair market value of the shares on the vesting date. This column represents the value of gross shares vesting, not reduced by shares withheld to pay for personal income tax.
71 Assured Guaranty 2026 Proxy Statement

NON-QUALIFIED DEFERRED COMPENSATION
The following table sets forth information concerning non-qualified deferred compensation of our named executive officers. The amounts set forth in this table include only contributions made and earnings received during 2025 and do not include contributions and earnings with respect to the 2025 non-equity incentive compensation paid in 2026.

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(3)
Dominic J. Frederico	$236,008	$472,015	$3,971,361	—	$29,747,196	(4)
Robert A. Bailenson	$169,671	$339,343	$1,701,798	—	$15,534,534
Ling Chow	$118,485	$236,970	$899,740	—	$6,886,195
Benjamin G. Rosenblum	$118,485	$236,970	$627,975	—	$5,417,449
Stephen Donnarumma	$104,072	$208,143	$363,502	—	$6,075,273
(1)The amounts in this column are also included in the Summary Compensation Table, in the Salary column and in the Non-Equity Incentive Plan Compensation column.
(2)The amounts in this column are included in the Summary Compensation Table, in the All Other Compensation column as the employer contribution to the retirement plans.
(3)Of the totals in this column plus, for Mr. Frederico, $12,577,909 distributed on January 6, 2017, the following totals have been previously reported in the Summary Compensation Table for previous years:

Name	2025 Amount	2024 Amount
Dominic J. Frederico	$15,171,377	$14,376,231
Robert A. Bailenson	$5,062,652	$4,561,802
Ling Chow	$2,055,560	$1,706,336
Benjamin G. Rosenblum	$282,857	—
Stephen Donnarumma	$825,719	$521,916
(4)$1,612,387 was assumed from the ACE Limited Supplemental Retirement Plan at our 2004 initial public offering.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following tables quantify the potential payments upon termination that our named executive officers would receive assuming that the relevant termination event had occurred on December 31, 2025. For the purpose of these tables, the value of RSUs and PSUs has been determined by multiplying (x) the number of shares that would have become vested on December 31, 2025 based on each applicable termination described below and, in the case of the PSUs, is based on target performance or the actual performance determined as if the performance period for the PSUs ended on such date by (y) the closing price of our Common Shares on December 31, 2025, which was $89.87.
The last table quantifies the potential payments upon a qualifying termination, which includes (unless otherwise expressly noted) an involuntary termination without cause or a voluntary termination for good reason, on or after a change in control that our named executive officers would receive assuming that both the qualifying termination and change in control had occurred on December 31, 2025. We do not provide for any automatic single trigger vesting of equity awards or payments of other benefits solely upon a change in control (equity will only vest upon a change in control if an acquirer refuses to assume the awards, and otherwise vesting requires a "double trigger") and we do not provide for any 280G excise tax gross-up payments.

Assured Guaranty 2026 Proxy Statement 72

TERMINATION DUE TO DEATH OR DISABILITY

Name	Unvested RSUs	Unvested PSUs(1)	Total
Dominic J. Frederico	$11,720,756	$16,978,959	$28,699,715
Robert A. Bailenson	$6,255,491	$4,286,350	$10,541,841
Ling Chow	$3,751,174	$3,101,504	$6,852,678
Benjamin G. Rosenblum	$2,588,256	$1,056,512	$3,644,768
Stephen Donnarumma	$1,244,430	$1,762,081	$3,006,511
(1)The value of the PSUs for this table was determined based on target performance or actual performance as if the applicable performance period ended on December 31, 2025. The portion of the PSUs which ultimately would become vested may vary from this assumed amount depending on actual performance through the remainder of the actual performance period.
TERMINATION DUE TO RETIREMENT

Name	Unvested RSUs	Unvested PSUs(1)	Total
Dominic J. Frederico	$11,720,756	$24,555,090	$36,275,846
Robert A. Bailenson(2)	—	—	—
Ling Chow(3)	—	—	—
Benjamin G. Rosenblum(4)	—	—	—
Stephen Donnarumma	$1,244,430	$2,583,493	$3,827,923
(1)The value of the PSUs for this table was determined based on target performance or actual performance as if the applicable performance period ended on December 31, 2025. The portion of the PSUs which ultimately would become vested may vary from this assumed amount depending on actual performance through the remainder of the actual performance period.
(2)Mr. Bailenson had not reached retirement age by December 31, 2025. Upon retirement, Mr. Bailenson will become partially or fully vested in respect of his unvested RSUs and PSUs.
(3)Ms. Chow had not reached retirement age by December 31, 2025. Upon retirement, Ms. Chow will become partially or fully vested in respect of her unvested RSUs and PSUs.
(4)Mr. Rosenblum had not reached retirement age by December 31, 2025. Upon retirement, Mr. Rosenblum will become partially or fully vested in respect of his unvested RSUs and PSUs.
TERMINATION WITHOUT CAUSE / TERMINATION FOR GOOD REASON PAYMENTS

Name	Salary Continuation	Cash Incentive Compensation	Benefits	Unvested RSUs	Unvested PSUs(1)	Total
Dominic J. Frederico	$1,250,000	$3,181,614	$72,842	$11,720,756	$16,978,959	$33,204,171
Robert A. Bailenson	$900,000	$2,128,781	$44,036	$6,255,491	$4,286,350	$13,614,658
Ling Chow	$675,000	$1,516,249	$44,036	$3,751,174	$3,101,504	$9,087,963
Benjamin G. Rosenblum	$675,000	$1,261,028	$44,036	$1,234,634	$1,056,512	$4,271,210
Stephen Donnarumma	$600,000	$1,354,676	$30,146	$1,244,430	$1,762,081	$4,991,333
(1)The value of the PSUs for this table was determined based on target performance or actual performance as if the applicable performance period ended on December 31, 2025. The portion of the PSUs which ultimately would become vested may vary from this assumed amount depending on actual performance through the remainder of the actual performance period.

73 Assured Guaranty 2026 Proxy Statement

QUALIFYING TERMINATION ON OR AFTER CHANGE-IN-CONTROL PAYMENTS

Name	Salary Continuation	Cash Incentive Compensation	Benefits	Unvested RSUs	Unvested PSUs(1)	Total
Dominic J. Frederico	$1,250,000	$3,181,614	$72,842	$11,720,756	$17,989,907	$34,215,119
Robert A. Bailenson	$900,000	$2,128,781	$44,036	$6,255,491	$4,545,714	$13,874,022
Ling Chow	$675,000	$1,516,249	$44,036	$3,751,174	$3,287,355	$9,273,814
Benjamin G. Rosenblum (2)	$675,000	$1,261,028	$44,036	$2,588,256	$815,301	$5,383,621
Stephen Donnarumma	$600,000	$1,354,676	$30,146	$1,244,430	$1,867,139	$5,096,391
(1)The value of the PSUs for this table was determined based on actual performance as if the applicable performance period ended on December 31, 2025. The portion of PSUs which ultimately would become vested may vary from this assumed amount depending on actual performance through the date of a change in control.
(2)A qualifying termination for purposes of certain of Mr. Rosenblum's unvested RSUs does not include a termination for good reason and, therefore, in the event of a termination of his employment for good reason following a change in control, the RSUs payable to Mr. Rosenblum would be reduced by $1,353,622.
The salary continuation, cash incentive compensation and benefits columns in the Termination without Cause / Termination for Good Reason Payments table and the Qualifying Termination on or after Change-in-Control Payments table represent amounts that would be payable to each named executive officer under the terms of the severance plan for our named executive officers. Under the terms of the plan, each named executive officer receives one year of salary, the average of the last three annual cash incentive compensation amounts, a pro-rata annual cash incentive compensation payment for the year of termination and one year of benefits which represent medical plan and dental plan premiums paid by our Company at the same level as was paid just prior to termination. The treatment of the equity awards set forth in the tables above is based on the terms of the individual equity award agreements governing each grant.
In addition to the amounts listed in the tables, upon a termination of employment for any of the reasons described above, the executives would be entitled to distributions from the qualified and non-qualified defined contribution retirement plans maintained by our Company and affiliates. For our named executive officers, the aggregate qualified and non-qualified defined contribution retirement account balances as of December 31, 2025 for Mr. Frederico, Mr. Bailenson, Ms. Chow, Mr. Rosenblum, and Mr. Donnarumma are as follows, respectively: $32,274,484, $21,405,606, $10,424,099, $8,119,831 and $12,038,204. Retirement account balances will be paid upon termination in accordance with the terms of the plans, as described below.
If a named executive officer had been terminated for cause on December 31, 2025, he or she would not have received any severance payments and would have forfeited all unvested RSUs and PSUs, receiving only salary payments through the termination date and vested retirement benefits under our Company’s qualified retirement plan and accrued retirement benefits related to employee contributions to our Company's non-qualified plan (but forfeiting accrued retirement benefits related to employer contributions).
Severance payments and vesting of RSUs, PSUs and PRA assume no subsequent employment after termination. Certain rights to vesting and distributions following retirement, a termination without cause or a termination for good reason are subject to continued compliance with applicable restrictive covenants and may be forfeited by the executive in the event of a violation of such covenants (and in certain circumstances, the executive may be required to repay certain amounts in the event of a violation of such covenants).
NON-QUALIFIED RETIREMENT PLANS
All of our named executive officers participate in a non-qualified defined contribution retirement plan through an Assured Guaranty employer. These plans generally permit distributions only following a participant’s termination of employment, and each of the plans imposes some additional restrictions on distributions as described below. A change in control under the current provisions of these plans does not entitle a participant to payment. Below is an overview of each plan.
AG US GROUP SERVICES INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (AGUS SERP)
The AG US Group Services Inc. Supplemental Executive Retirement Plan, which we refer to as the AGUS SERP, is a non-qualified retirement plan for higher-paid employees. Internal Revenue Code provisions, such as the annual limit on employee deferrals, limit the amount of contributions that these employees may make or have made on their behalf to the qualified AG US Group Services Inc. Employee Retirement Plan. Upon reaching the limits imposed by Internal Revenue Code provisions, these employees may contribute up to 6% of eligible compensation to the AGUS SERP. The plan also permits discretionary employer contributions (with the employer matching and core contributions to the AGUS SERP capped at a limit of 6% of eligible compensation).
•A participant does not vest in employer contributions until he or she has completed one year of service, but the participant will vest earlier if he or she dies or attains age 65 while employed by a specified Assured Guaranty employer.
Assured Guaranty 2026 Proxy Statement 74

•Distribution of a participant’s account balances will be made as a lump sum. However, a participant may elect to receive payment of their account balances in annual installments over a period not exceeding five years, but only if, at the time of termination, the participant has attained age 55 and completed at least five years of service, and the amount of the participant’s account balances is at least $50,000.
•A participant who is considered to be a specified employee as defined in Section 409A of the Internal Revenue Code and whose payment of benefits begins by reason of termination of employment may not begin to receive such payment until six months after termination of employment.
INCENTIVE PLANS
All of our named executive officers have received awards pursuant to our Company’s long-term incentive plan, the Assured Guaranty Ltd. 2024 Long-Term Incentive Plan, which we refer to as the Incentive Plan, and the Assured Guaranty Ltd. 2004 Long-Term Incentive Plan, which we refer to as the Prior Plan and to which the Incentive Plan is the successor. The Incentive Plan was approved by shareholders on May 2, 2024, and awards granted prior to that date were issued pursuant to the Prior Plan. In 2026, our named executive officers received a grant of PSUs and RSUs for the 2025 performance year as described below.
The Incentive Plan (like the Prior Plan) provides for the grant of non-qualified and incentive stock options, stock appreciation rights, full value awards, which include awards such as restricted shares, RSUs or PSUs, and cash incentive awards to employees selected by our Compensation Committee. Our Compensation Committee specifies the terms of the award, including the vesting period applicable to the award, at the time it grants the award to the employee, and includes the terms in an award agreement between the employee and our Company.
•PSUs were granted from 2023 through 2026 that will cliff vest at the end of a three-year performance period if certain performance conditions are satisfied (based on growth in core adjusted book value per share relative to a target and on TSR relative to the Index) and if the participant continues to be employed through the end of such three-year period, with limited exceptions as described below.
The participant is entitled to pro-rata vesting of the PSUs in the event of termination prior to the end of the vesting period due to death or disability, an involuntary termination without cause, a voluntary termination for good reason or, a voluntary termination due to retirement, if certain requirements are met and if, and only to the extent that, the performance conditions are satisfied at the end of the applicable performance period. In the event of a change in control, the PSUs vest only to the extent that the performance conditions are satisfied at the time of the change in control and only if the participant remains employed through the end of the three-year performance period, provided, however that the vesting of the PSUs shall be accelerated following such change in control in the event of termination following the change in control but prior to the end of the vesting period due to death or disability, an involuntary termination without cause, a voluntary termination for good reason or in the event that the acquirer does not agree to continue such award following the change in control.
•RSUs were granted from 2023 through 2026 that will cliff vest at the end of a three-year period if the participant remains employed through the end of such period. Such vesting may be accelerated in the event of termination prior to the end of the vesting period due to death or disability or in the event of a change in control where the acquirer does not agree to continue such award following the change in control. Additionally, the participant may remain entitled to continued vesting of such RSUs following an involuntary termination without cause, a voluntary termination for good reason or a voluntary termination due to retirement during the vesting period if certain requirements are met, including the participant signing of a release of claims against our Company and continuing to comply with applicable restrictive covenants.
•Special RSUs were granted to Mr. Bailenson and Ms. Chow in February 2025 that will cliff vest at the end of a five-year period if the participant remains employed through the end of such period. Such vesting may be accelerated in the event of termination prior to the end of the vesting period due to death or disability or in the event of a change in control where the acquirer does not agree to continue such award following the change in control. Additionally, the participant may remain entitled to continued vesting of such special RSUs following an involuntary termination without cause or a voluntary termination for good reason during the vesting period if certain requirements are met, including the participant signing of a release of claims against our Company and continuing to comply with applicable restrictive covenants.
CEO PAY RATIO
In 2025, the annual total compensation of Dominic J. Frederico, our President and Chief Executive Officer was $13,841,716. The annual total compensation of our median employee was $328,498. As a result, the ratio of the annual total compensation of our CEO to our median employee was 42.1 to 1.
We identified the median employee by examining the 2025 annual total compensation for all individuals, excluding our CEO, who were employed by us on December 31, 2025. We included all employees, whether employed on a full-time or part-time basis, and including
75 Assured Guaranty 2026 Proxy Statement

all employees resident outside of the U.S. We did not make any assumptions, adjustments or estimates with respect to annual total compensation. We annualized the compensation for any full-time employees who were not employed by us for all of 2025. We calculated the total compensation for our CEO and all of our employees excluding our CEO using the same methodology we use to calculate Total Annual Compensation for our named executive officers as set forth in the 2025 Summary Compensation table appearing earlier in this proxy statement.
PAY VERSUS PERFORMANCE
The following table provides compensation and performance information for 2025, 2024, 2023, 2022 and 2021 for our CEO and for our other named executive officers as a group.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to non-PEO Named Executive Officers(1)(2)	Value of Initial Fixed $100 Investment Based on:		Net Income (millions)(5)	Core ABV per Share(6)
					Total Shareholder Return(3)	Peer Group Total Shareholder Return(4)
2025	$13,841,716	$14,466,768	$5,933,117	$5,862,896	$311	$201	$543	$186
2024	$14,933,252	$25,665,738	$4,538,512	$5,886,320	$306	$176	$392	$170
2023	$13,477,512	$26,808,821	$3,765,333	$5,379,798	$251	$134	$761	$156
2022	$13,606,009	$28,885,520	$3,662,609	$6,060,272	$205	$119	$137	$142
2021	$14,536,062	$23,817,693	$4,277,028	$5,930,256	$162	$136	$419	$130
(1)The PEO for each year reported is Dominic J. Frederico. The non-PEO named executive officers for each year reported are as follows:
•2024 and 2025: Robert A. Bailenson, Ling Chow, Benjamin G. Rosenblum, Stephen Donnarumma
•2023: Robert A. Bailenson, Ling Chow, Stephen Donnarumma, Holly Horn
•2022: Robert A. Bailenson, Ling Chow, David A. Buzen, Stephen Donnarumma
•2021: Robert A. Bailenson, Ling Chow, David A. Buzen, Russell B. Brewer II
(2)SEC rules require certain adjustments be made to the "Summary Compensation Table" totals to determine "compensation actually paid" as reported in the "Pay versus Performance Table" above. For purposes of the equity award adjustments shown below, no equity awards were cancelled due to a failure to meet vesting conditions. The following table details the applicable adjustments that were made to determine "compensation actually paid" (all amounts are averages for the non-PEO named executive officers, who we refer to as Other NEOs in the following table):

Year	Executive(s)	"Summary Compensation Table" Total	Deduct Share Award Included in "Summary Compensation Table"	Add Year-end Value of Unvested Equity Awards Granted in Year	Change in Value of Unvested Equity Awards Granted in Prior Years	Change in Value of Equity Awards Granted in Prior Years which Vested in Year	"Pay versus Performance Table" Compensation Actually Paid
2025	PEO	$13,841,716	$(9,413,231)	$6,068,332	$3,663,238	$306,713	$14,466,768
	Other NEOs	$5,933,117	$(3,270,766)	$2,489,011	$677,074	$34,460	$5,862,896
2024	PEO	$14,933,252	$(9,995,624)	$6,540,597	$10,842,696	$3,344,817	$25,665,738
	Other NEOs	$4,538,512	$(1,713,576)	$1,121,276	$1,500,807	$439,301	$5,886,320
2023	PEO	$13,477,512	$(8,112,953)	$7,848,517	$13,530,338	$65,407	$26,808,821
	Other NEOs	$3,765,333	$(1,195,033)	$1,156,084	$1,645,336	$8,078	$5,379,798
2022	PEO	$13,606,009	$(8,661,779)	$7,576,157	$13,873,696	$2,491,437	$28,885,520
	Other NEOs	$3,662,609	$(1,252,978)	$1,095,933	$2,149,270	$405,438	$6,060,272
2021	PEO	$14,536,062	$(9,239,643)	$10,089,728	$6,588,781	$1,842,765	$23,817,693
	Other NEOs	$4,277,028	$(1,658,182)	$1,810,742	$1,168,687	$331,981	$5,930,256
(3)Represents our Company's cumulative TSR for the measurement period December 31, 2020 through December 31 of the year indicated.
Assured Guaranty 2026 Proxy Statement 76

(4)Represents the cumulative TSR of the Russell Midcap Index - Financials for the measurement period December 31, 2020 through December 31 of the year indicated. The Russell Midcap Index - Financials is the peer group used by our Company for purposes of the Exchange Act in our Annual Report on Form 10-K for the year ended December 31, 2025.
(5)Represents "Net Income (loss)" in our Company's Consolidated Income Statements included in our Annual Report on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
(6)Our Company-selected measure is Core ABV per share, which is described below.
The following graphs show the relationship between executive compensation actually paid and, respectively, Core ABV per share, TSR, and net income, as well as the relationship between TSR and peer group TSR.

Compensation Actually Paid versus
Core ABV Per Share
40
30
20
10
0
Compensation (in millions)
400
300
200
100
0
Core ABV Per Share (USD)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Core ABV Per Share (USD)

Compensation Actually Paid versus
Total Shareholder Return
Compensation (in millions)
Cumulative Total Shareholder Return
40
30
20
10
0
400
300
200
100
0
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Cumulative TSR
Peer Group Cumulative TSR

77 Assured Guaranty 2026 Proxy Statement

Compensation Actually Paid versus
Net Income
40
30
20
10
0
Compensation (in millions)
1,000
750
500
250
0
Net Income (in millions)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Net Income

Given the methodology for calculating compensation actually paid and the large component of multi-year equity awards in our executive compensation program, the movement of the price of our Common Shares over the relevant year has a large impact on the calculation of compensation actually paid to our CEO and our other named executive officers as a group during that year. Additionally, we provide our CEO and our other named executive officers their short-term and long-term incentive awards in the February following the year for which their performance is measured in making those awards, further obscuring a relationship between the performance measures and calculated compensation actually paid in the graphs above.
Core ABV per share is a measure of the intrinsic value of our Company on a per share basis, so an increase in Core ABV per share reflects the building of value for our shareholders. TSR captures the view of the equity markets to our efforts. The graphs above demonstrate some correlation between these measures and the calculated compensation actually paid. On the other hand, as described in the Compensation Discussion and Analysis — Executive Compensation Program Structure and Process, the nature of the accounting model for the financial guaranty business, where only approximately 5% of the premiums we earned in 2025 related to new financial guaranty policies we wrote in 2025, shows how little impact activity in our core insurance business has on our net income in a given year, and the graph above demonstrates little correlation between net income and calculated compensation actually paid.
The following non-ranked list shows the financial performance measures we view as the most important to link executive compensation actually paid during the most recent fiscal year to our performance during that same period:
•Core ABV per share
•Core Operating income per diluted share
•Core Operating ROE
•Core Operating shareholders’ equity per share
•PVP
•Relative TSR
The first five of these measures are non-GAAP financial measures and are described under “Non-GAAP Financial Measures” in the Compensation Discussion and Analysis. The Compensation Discussion and Analysis also describes how we use these measures, in some instances with further adjustments, in the calculation or award of executive compensation.
Assured Guaranty 2026 Proxy Statement 78

EQUITY COMPENSATION PLANS INFORMATION
The following table summarizes our equity compensation plans as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and right (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	1,720,988(1)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
TOTAL	—	—	1,720,988
(1)Includes 303,536 Common Shares reserved for issuance under the Assured Guaranty Ltd. Employee Stock Purchase Plan and includes 1,417,452 Common Shares available for stock options, restricted share awards, RSUs, performance stock options and PSUs reserved for future issuance under the Assured Guaranty Ltd. 2024 Long-Term Incentive Plan. The grants of dividend equivalents of RSUs have reduced the number of shares available for future issuance.
79 Assured Guaranty 2026 Proxy Statement

PROPOSAL NO. 2:
ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
Our shareholders have the opportunity to cast an advisory (nonbinding) vote to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s compensation disclosure rules. This vote is being conducted in accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC. Proposal No. 2 is Item 2 on the proxy card.
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate, and retain talented executives who possess the skills required to formulate and drive our Company’s strategic direction and achieve annual and long-term performance goals necessary to create shareholder value. The program seeks to align executive compensation with shareholder value on an annual and long-term basis through a combination of base pay, annual incentives and long-term incentives. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices. Please read the “Compensation Discussion and Analysis” discussion for additional details about our executive compensation programs, including information about the compensation of our named executive officers for the 2025 performance year.
We believe that our executive compensation program is structured in the best manner possible to support our Company and our business objectives. We are asking our shareholders to indicate their support for our named executive officer compensation as described on pages 28 to 64 of this proxy statement, which include the “Compensation Discussion and Analysis” section and the compensation tables and related narrative disclosure. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

☑	Our Board of Directors unanimously recommends that you vote “FOR” the following resolution at the Annual General Meeting:
“RESOLVED, that the overall compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures in this proxy statement is hereby APPROVED.”
The say-on-pay vote is advisory, and therefore not binding on our Company, our Compensation Committee or our Board of Directors. However, our Board of Directors and our Compensation Committee value the opinions of our shareholders and will review the voting results carefully. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Assured Guaranty 2026 Proxy Statement 80

PROPOSAL NO. 3:
APPOINTMENT OF INDEPENDENT AUDITOR
In accordance with Section 89 of the Companies Act and our Bye-Laws, the appointment of our independent auditor is approved annually by our shareholders, who also annually authorize our Board of Directors, acting through its Audit Committee, to set the remuneration for our independent auditor. Proposal No. 3 is Item 3 on the proxy card.
At the recommendation of the Audit Committee, our Board of Directors recommends that shareholders appoint PricewaterhouseCoopers LLP as our independent auditor for the year ending December 31, 2026, and that shareholders authorize our Board of Directors, acting through its Audit Committee, to set the fees for our independent auditor. In making its recommendation with respect to the engagement of our independent auditor, the Audit Committee reviewed both the audit scope and estimated fees for professional services for the coming year.
PwC served as our independent auditor for the year ended December 31, 2025. Our audited financial statements for the year ended December 31, 2025 will be presented at the Annual General Meeting. Representatives of PwC will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

☑	Our Board of Directors and the Audit Committee unanimously recommend that you vote “FOR” the appointment of PwC as the Company’s independent auditor for the year ending December 31, 2026, and the authorization of the board of directors, acting through its Audit Committee, to set the fees for the independent auditor.
ASSESSMENT OF INDEPENDENT AUDITOR
The Audit Committee annually evaluates the performance of our Company’s independent auditor and provides assistance to the members of the Board of Directors in fulfilling their oversight of our financial reporting practices, including satisfying obligations imposed by Section 404 of the Sarbanes Oxley Act of 2002, and the preparation of the financial statements of our Company. The Audit Committee selects our independent auditor for the Board of Directors to recommend to the shareholders to appoint.
PwC has served as our independent auditor since 2003. Our Audit Committee considers the experience of PwC in auditing companies in the financial guaranty insurance industry and PwC’s institutional knowledge of our business and operations, accounting policies and financial systems, and the potential effect of changing independent auditors, when assessing whether to retain PwC as our independent auditor. Our Audit Committee believes there are significant benefits and operational efficiencies to retaining PwC as our independent auditor in 2026.
Subject to our Company’s shareholders’ statutory right to set the terms of engagement for our independent auditor, including setting the remuneration of our independent auditor and authorizing our Board of Directors, through our Audit Committee, annually to set such terms of engagement, our Audit Committee contracts with and sets the fees paid to our independent auditor. The fees for services for PwC’s audit services the past two fiscal years are set forth below under Independent Auditor Fee Information. Audit fees relate to professional services rendered for the audit of our consolidated financial statements, audits of the GAAP and statutory financial statements of certain subsidiaries, review of quarterly consolidated financial statements and GAAP and statutory financial statements of certain subsidiaries and audit of internal control over financial reporting as required under Sarbanes Oxley Section 404.
Our Audit Committee also determines that the non-audit services provided to our Company by the independent auditor are compatible with maintaining the independence of the independent auditor. Our Audit Committee’s pre-approval policies and procedures are discussed below under Independent Auditor Fee Information.
Our Audit Committee annually conducts an evaluation of our independent auditor, currently PwC, to determine if they will recommend the retention of PwC as our independent auditor and is involved in the selection of the lead engagement partner at the five-year mandatory rotation period. Candidates for lead engagement partner are considered by the Audit Committee in consultation with management and PwC to ensure such candidates meet both professional industry experience and technical expertise in accounting, auditing and tax. Our Audit Committee is also involved in evaluating the qualifications and performance of the engagement team and lead engagement partner. As part of the evaluation of the independent auditor, the engagement team and lead engagement partner, our Audit Committee surveys select Company management and all members of our Audit Committee to evaluate the historical and recent performance of PwC and to determine if PwC is meeting our Company’s expectations. Among other things, our Audit Committee
81 Assured Guaranty 2026 Proxy Statement

considers PwC’s independence, professional skepticism and objectivity, the quality and candor of PwC’s communications with our Audit Committee and management, the quality and efficiency of the services provided by PwC, and the depth of PwC’s understanding of our Company’s business, operations and systems, including the potential effect on the financial statements of major risk and exposures facing the Company. In addition, our Audit Committee obtains and reviews, at least annually, a report by PwC describing:
•the firm’s internal quality-control procedures;
•any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation of the firm by governmental or professional authorities, within the preceding five years, and any steps taken to deal with any such issues; and
•an assessment of PwC’s independence and relationships between PwC and the Company.
Based upon the foregoing, and in light of the quality of audit services and sufficiency of resources provided, our Audit Committee believes selecting PwC as our Company’s independent auditor for 2026 would be in the best interest of the Company and its shareholders and recommends the retention of PwC as our Company’s independent auditor for 2026.
INDEPENDENT AUDITOR FEE INFORMATION
The following table presents fees for professional audit services rendered by PwC for the audit of our annual consolidated financial statements for 2025 and 2024 and fees for other services rendered by PwC in 2025 and 2024.

	2025	2024
Audit fees(1)	$8,985,258	$9,186,140
Audit-related fees(2)	$1,677,180	$268,000
Tax fees(3)	$497,866	$416,500
All other fees	$30,100	$8,000
(1)We paid audit fees, including costs, for the years ended December 31, 2025 and December 31, 2024, for professional services rendered in connection with:
•the audits of our consolidated financial statements, of management’s assessment of internal controls over financial reporting and of the effectiveness of these controls
•the statutory and GAAP audits of various subsidiaries
•review of quarterly financial statements
•SEC registration statements
(2)Audit-related fees for the years ended December 31, 2025 and December 31, 2024 related to financial due diligence services, audits of our employee benefit plans, agreed upon procedures related to our proxy statement, and other attestation reports.
(3)Tax fees for the years ended December 31, 2025 and December 31, 2024 related to both tax compliance and tax consulting services. Compliance-related tax fees for 2025 and 2024 were primarily for professional services rendered in connection with the preparation of the 2024 and 2023 federal tax returns. Tax consulting fees for 2025 and 2024 related to tax planning, transfer pricing services and other professional services.
PRE-APPROVAL POLICY OF AUDIT AND NON-AUDIT SERVICES
The Audit Committee pre-approved all of the fees described above. The Audit Committee has adopted policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent auditor, PwC. The Audit Committee provides a general pre-approval of certain audit and non-audit services on an annual basis. The types of services that may be covered by a general pre-approval include other audit services, audit-related services and permissible non-audit services. If a type of service is not covered by the Audit Committee’s general pre-approval, the Audit Committee must review the service on a specific case by case basis and pre-approve it if such service is to be provided by the independent auditor. Annual audit services engagement terms and fees require specific pre-approval of the Audit Committee and management and the auditor will report actual fees versus the budget periodically throughout the year by category of service. Any proposed services exceeding pre-approved costs also require specific pre-approval by the Audit Committee. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. Either the Audit Committee Chair or the entire Audit Committee must pre-approve the provision of any significant additional audit fees in excess of the budgeted amount and/or any excess related to non-audit fees over the budgeted amount. All fees related to internal control work are pre-approved by the Audit Committee before such services are rendered. The Audit Committee pre-approved all of the fees described above pursuant to its pre-approval policies and procedures.
Assured Guaranty 2026 Proxy Statement 82

AUDIT COMMITTEE REPORT*
The Audit Committee consists of three members of the Board of Directors. The Board of Directors has determined that each Audit Committee member is:
•independent, as that concept is defined in Section 10A of the Exchange Act, the SEC rules promulgated thereunder, and the NYSE listing standards, of our Company and our management;
•financially literate, as contemplated by the NYSE listing standards; and
•an audit committee financial expert, as that term is defined under Item 407(d) of Regulation S-K.
The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is available on our website at www.assuredguaranty.com/governance. Each year, the Audit Committee reviews the charter and reports to the Board of Directors on its adequacy. As more fully described in the charter, the primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of our financial statements and financial reporting process; our compliance with legal and regulatory requirements and ethics programs established by management; the system of internal control over accounting and financial reporting; the independent audit process and the independent auditor's qualifications; independence and performance; and the performance of our internal audit function.
Our Company’s management prepares our consolidated financial statements in accordance with GAAP. Management is also responsible for establishing and maintaining the financial reporting process that generates the statements, including adequate internal controls over that process, and for assessing the effectiveness of the internal controls. PwC, who is responsible for planning and conducting an independent audit of our Company’s consolidated financial statements in accordance with the standards of the United States Public Company Accounting Oversight Board (PCAOB) and for expressing an opinion as to the conformity of these financial statements with GAAP, also audits the effectiveness of our internal controls over financial reporting. The Audit Committee, on behalf of the Board of Directors, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by our management, PwC and other advisors.
Management has also retained Ernst & Young LLP, which we refer to as EY, to provide services to support our Company’s internal audit program and compliance with Section 404 of the Sarbanes Oxley Act of 2002.
During the last year and earlier this year, as part of its oversight of management's preparation of our Company’s Form 10-K, the Audit Committee:
•reviewed and discussed our quarterly financial reports on Form 10-Q and the audited financial statements contained in the Form 10-K with management and PwC;
•reviewed and discussed our quarterly and year-end earnings press releases and related materials;
•reviewed the overall scope and plans for the internal and independent audits and the results of such audits;
•reviewed critical accounting estimates and policies and the status of our loss reserves;
•reviewed our compliance with the requirements of Sarbanes Oxley Section 404 and our internal controls over financial reporting, including controls to prevent and detect fraud;
•reviewed and discussed with management, including our Chief Financial Officer and Chief Accounting Officer, and with PwC, the effect on our financial statements of our approximately 30% interest in Sound Point Capital Management, LP;
•reviewed and discussed with management, including our General Counsel and Chief Compliance Officer, the effect on our financial statements of litigation, changes in regulation, and our compliance with our conflict of interest and global code of ethics policies;
•reviewed and discussed our enterprise risk management and insurance underwriting with our Chief Risk Officer, coordinating the oversight of such matters with the Risk Oversight Committee and the Board;
•reviewed and discussed cybersecurity and business continuity risks, and risk management, related to financial systems with our Chief Technology Officer and Chief Information Security Officer, in coordination with the Risk Oversight Committee's supervision of the Company's information technology and cybersecurity risk management processes and controls, and with the Board's overall supervision of management's establishment and operation of a cybersecurity program;

*     The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
83 Assured Guaranty 2026 Proxy Statement

•received periodic updates from management regarding environmental, social, and governance matters that may have a significant impact on the Company's financial statements;
•reviewed with management, including our Chief Financial Officer and General Counsel, the annual Group Capital Calculation reporting requirement adopted by the Maryland Insurance Administration;
•reviewed with management, including our Chief Financial Officer and General Counsel, the reporting obligations arising from the Bermuda Monetary Authority's proposed enhancements to its insurance group supervision framework (which proposal became effective on January 7, 2026), including considerations relating to group capital requirements and the scope and implications of any additional regulatory reporting obligations;
•reviewed with our Chief Compliance Officer our whistleblower policy and its application;
•discussed with PwC all the matters required to be discussed by GAAP, including the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, such as:
–PwC’s judgments about the quality, not just the acceptability, of our Company’s accounting principles as applied in our financial reporting;
–methods used to account for significant or unusual transactions;
–the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus and material alternative treatments;
–the process used by management in formulating particularly sensitive accounting estimates and judgments, and the basis for PwC’s conclusions regarding the reasonableness of those estimates and judgments;
–disagreements with management (of which there were none) over the application of accounting principles, the basis for management’s accounting estimates, and disclosures in the financial statements; and
–any significant audit adjustments and any significant deficiencies in internal control;
•reviewed and discussed with PwC the critical audit matter (CAM) as disclosed in their audit report on our consolidated financial statements;
•reviewed and approved the Company's policy with regard to the hiring of current or former employees of PwC;
•reviewed all other material written communications between PwC and management; and
•discussed with PwC their independence from our Company and management, including a review of audit and non-audit fees, and reviewed in that context the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence.
At each quarterly meeting, EY has the opportunity to address pending issues with the Audit Committee and to report the results of internal audits and pending issues, and semi-annually specifically reviews the overall internal audit program.
At each meeting, the Audit Committee meets in executive session (i.e., without management present) with representatives of PwC to discuss the results of their examinations and their evaluations of our internal controls and overall financial reporting. Similar executive sessions are held at least semi-annually with representatives of EY. In addition, the Audit Committee meets regularly with certain members of senior management in separate sessions.
Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by our Company’s management and PwC, the Audit Committee recommended to the Board of Directors that the December 31, 2025 audited consolidated financial statements be included in our Company’s Annual Report on Form 10-K.
The foregoing report has been approved by the Audit Committee.
Mark C. Batten, Chair
Bonnie L. Howard
Thomas W. Jones

Assured Guaranty 2026 Proxy Statement 84

PROPOSAL NO. 4:
PROPOSALS CONCERNING OUR SUBSIDIARY, ASSURED GUARANTY RE LTD.
In accordance with AGL’s Bye-Laws, if AGL is required or entitled to vote at a general meeting of any direct non-United States subsidiary of AGL, AGL’s directors must refer the matter to the shareholders of AGL and seek authority from AGL’s shareholders for AGL’s representative or proxy to vote in favor of the resolution proposed by the subsidiary. AGL’s directors must cause AGL’s representative or proxy to vote AGL’s shares in the subsidiary pro rata to the votes received at the general meeting of AGL. In addition, AGL’s Board of Directors, in its discretion, may require that the organizational documents of each subsidiary of AGL organized under the laws of a jurisdiction outside the United States contain provisions substantially similar to these provisions. As a consequence, we are proposing that our shareholders authorize AGL to vote in favor of the following matters to be presented at the next annual general meeting of our subsidiary, Assured Guaranty Re Ltd., which we refer to as AG Re.
PROPOSAL 4.1 — ELECTION OF AG RE DIRECTORS
We propose that AGL be directed to elect the following ten directors of AG Re: Robert A. Bailenson, Gary F. Burnet, Ling Chow, Stephen Donnarumma, Dominic J. Frederico, Darrin G. Futter, Jorge A. Gana, Holly L. Horn, Benjamin G. Rosenblum and Walter A. Scott, with such persons constituting the entire board of directors of AG Re, each to serve for a one year term expiring on the date of the 2027 annual general meeting of AG Re. Other than Mr. Scott, each nominee is an officer of AGL or one of its subsidiaries and each has consented to serve as a director of AG Re without a fee if elected. Mr. Scott has also been nominated to serve as an independent non-executive director of Assured Guaranty Re Overseas Ltd., which we refer to as AGRO, and which is a wholly owned reinsurance subsidiary of Assured Guaranty Ltd., for a one year term expiring on the date of the 2027 annual general meeting of AGRO. For the 2025 - 2026 term, Mr. Scott received a director's fee of $10,000 for serving on AG Re's board and an additional director’s fee of $10,000 for serving on AGRO's board. We do not expect that any of the nominees will become unavailable for election as a director of AG Re, but if any nominees should become unavailable prior to the meeting, proxy cards, whether submitted by telephone, via the Internet or by mail, authorizing the proxies to vote for the nominees will instead be voted for substitute nominees recommended by AG Re’s board of directors. Proposal 4.1 is Item 4A on the proxy card.

☑	Our Board of Directors recommends that you direct AGL to vote “FOR” each of the nominees.
The biographies for these nominees are set forth below. Assured Guaranty Municipal Corp, which we refer to as AGM in the biographies below, was merged with and into AG (formerly Assured Guaranty Corp. and renamed Assured Guaranty Inc.) as of August 2024.
Robert A. Bailenson, age 59, has been Chief Operating Officer of AGL since January 1, 2024. Mr. Bailenson has been with Assured Guaranty and its predecessor companies since 1990. Mr. Bailenson was Chief Financial Officer of AGL from June 2011 through December 2023. Prior to that, Mr. Bailenson became Chief Accounting Officer of AG in 2003, of AGL in May 2005, and of AGM in July 2009, and served in such capacities until 2019. He was Chief Financial Officer and Treasurer of AG Re from 1999 until 2003 and was previously the Assistant Controller of Capital Re Corp., the Company’s predecessor.
Mr. Bailenson’s background as the Chief Operating Officer of AGL and former Chief Financial Officer and his experience as an accountant provides an important perspective to the Board of Directors of AG Re.
Gary F. Burnet, age 55, has been President of AG Re since August 2012, and prior to that he served as the Managing Director — Chief Credit Officer of AG Re from 2006 until his appointment as President. Mr. Burnet also served as the Vice President — Risk Management and Operations of AG Re from 2002 to 2005. Prior to joining our Company, Mr. Burnet’s previous experience included two years at ACE Asset Management, where he was Investment Officer with responsibility for developing and modeling the ACE group’s consolidated investment and insurance credit risk. Prior to ACE Asset Management, he was an Assistant Vice President — Investments at ACE Bermuda. Mr. Burnet trained as a Chartered Accountant with Geoghegan & Co. CA from 1993 to 1996 in Edinburgh Scotland and also worked as an audit senior for Coopers & Lybrand from 1996 to 1998 in Bermuda.
As the President of AG Re, Mr. Burnet has the most comprehensive knowledge of its operations, including the key areas of underwriting credit risk, accounting and risk management.
85 Assured Guaranty 2026 Proxy Statement

Ling Chow, age 55, has been General Counsel and Secretary of AGL since 2018. She is responsible for legal affairs and corporate governance at the Company, including its litigation and other legal strategies relating to distressed credits, and its corporate, compliance, regulatory and disclosure efforts. She is also responsible for the Company’s human capital management function. Ms. Chow began her tenure at the Company in 2002 as a transactional attorney, working on the insurance of structured finance and derivative transactions. She previously served as Deputy General Counsel and Assistant Secretary of AGL from May 2015 and as Assured Guaranty’s U.S. General Counsel from June 2016. Prior to that, Ms. Chow served as Deputy General Counsel of Assured Guaranty’s U.S. subsidiaries in several capacities from 2004. Before joining Assured Guaranty, Ms. Chow was associated with law firms where she was responsible for transactional work associated with public and private mergers and acquisitions, venture capital investments and private and public securities offerings.
Ms. Chow’s experience as an attorney and her position as the General Counsel of AGL enable her to make valuable contributions as a member of the Board of Directors of AG Re.
Stephen Donnarumma, age 63, has been the Chief Credit Officer of AG since 2007, and of AGM from 2009 until its merger with and into AG in 2024. Mr. Donnarumma joined Assured Guaranty in 1993 and has held a number of positions over the years, including Deputy Chief Credit Officer of AGL, Chief Operating Officer and Chief Underwriting Officer of AG Re, Chief Risk Officer of AG, and Senior Managing Director, Head of Mortgage and Asset-backed Securities of AG. Prior to joining Assured Guaranty, Mr. Donnarumma was with Financial Guaranty Insurance Company from 1989 until 1993, where his responsibilities included underwriting domestic and international financial guaranty transactions. Prior to that, he served as a Director of Credit Risk Analysis at Fannie Mae from 1987 until 1989. Mr. Donnarumma was also an analyst with Moody’s Investors Services from 1985 until 1987.
Mr. Donnarumma’s experience with credit analysis and risk management, and his position as the Chief Credit Officer of AG, provides an important perspective to the Board of Directors of AG Re.
Dominic J. Frederico — See Mr. Frederico’s biography in “Election of Directors — Nominees for Director.” The benefits of his experience described therein with respect to the Board of Directors of AGL also make him valuable as a director of AG Re.
Darrin G. Futter, age 51, was elected Financial Controller of AG Re and AGRO in 2007, prior to which he worked for Deloitte Ltd. in the Bermuda office and worked as a consultant to AG Re. Mr. Futter has worked in various senior audit roles with Ernst and Young LLP in the U.S. and KPMG in Zimbabwe, where he completed his Articles of Clerkship in 2000. He holds a Bachelor of Accounting Science (Hon.) degree from the University of South Africa and is also a Chartered Accountant and a member of the Institute of Chartered Accountants of Zimbabwe.
Mr. Futter’s extensive audit experience provides an important perspective to the Board of Directors of AG Re.
Jorge A. Gana, age 55, has been Chief Risk Officer of AGL and Chair of the U.S. Risk Management and the Portfolio Risk Management Committees since 2023. Prior to that, Mr. Gana served as Deputy Chief Risk Officer of AGM and AG. Mr. Gana joined Assured Guaranty in 2005 as a Director in Structured Finance. Over the years, Mr. Gana has held a number of positions at Assured Guaranty, including Managing Director, Structured Finance at AG, Senior Managing Director of Workouts and Government & Corporate Affairs at AGM and AG, and chair of AGM's and AG's Workout Committees. Prior to joining Assured Guaranty, Mr. Gana served as a Director of Global Commercial Asset Securitization for XLCA (now Syncora). Prior to XLCA, Mr. Gana worked at Natexis Banques Populaires (now Natixis) and at Banco Santander in global capacities dealing with credit and risk, managing investment portfolios, originating complex transactions, and issuing repackaged debt.
Mr. Gana’s experience in risk management, credit analysis and workouts and his position as Chief Risk Officer of AGL provides an important perspective to the Board of Directors of AG Re.
Holly L. Horn, age 65, has been Chief Surveillance Officer of of AGL and AG since 2022. Prior to that, Ms. Horn served as AGM's and AG's Chief Surveillance Officer, Public Finance, where she was responsible for ongoing surveillance, monitoring and loss mitigation of municipal risks insured by Assured Guaranty across all sectors of the municipal market. She joined AGM in 2003 as a director in the healthcare underwriting group, where she was responsible for analyzing and recommending the insurability of health care credits. She also served as a director in AGM's healthcare surveillance group. Ms. Horn began her public finance career at Inova Health System, a nationally ranked integrated health care delivery system and subsequently served as a senior manager for the national healthcare strategy practice at Ernst & Young.
Ms. Horn’s surveillance expertise and her position as the Chief Surveillance Officer of AGL and AG enhance the deliberations of the Board of Directors of AG Re.
Assured Guaranty 2026 Proxy Statement 86

Benjamin G. Rosenblum, age 52, has been Chief Financial Officer of AGL since January 1, 2024. Prior to that, Mr. Rosenblum was Chief Actuary of AGL from 2021 through December 2023, and also Chief Actuary of AG from 2010 through October 2024. He joined Assured Guaranty in 2004, responsible for the loss reserve function at AG Re and AGRO, later assuming the same responsibilities at Assured Guaranty UK Limited and at Assured Guaranty (Europe) SA. He became a Senior Managing Director in 2015, and has been in charge of accounting and financial reporting since 2019.
Mr. Rosenblum's actuarial and accounting expertise and his position as the Chief Financial Officer of AGL provides an important perspective to the Board of Directors of AG Re.
Walter A. Scott, age 88, was the Chair of the AGL Board of Directors from May 2005 until his retirement in May 2013, and a director of AGL from 2004 through 2013. Mr. Scott was Chair, President and Chief Executive Officer of ACE from 1991 until his retirement in 1994, and President and Chief Executive Officer of ACE from 1989 to 1991. Subsequent to his retirement he served as a consultant to ACE until 1996. Mr. Scott was a director of ACE from 1989 through May 2005. Prior to joining ACE, Mr. Scott was President and Chief Executive Officer of Primerica’s financial services operations. Mr. Scott currently serves as the Chair of the Board of Wachusett Brewing Company, Inc. and was also the Chair of Vermont Hard Cider Company, LLC from 2003 until 2012, when that company was sold. Mr. Scott is an Emeritus Trustee of Lafayette College and a founding trustee of the Bermuda Foundation for Insurance Studies.
Mr. Scott’s tenure on the AGL Board of Directors and lengthy experience at senior levels in the financial services industry allow him to provide valuable perspective to the Board of Directors of AG Re.
 PROPOSAL 4.2 — APPOINTMENT OF AG RE AUDITOR
We propose that AGL be directed to appoint PwC as the independent auditor of AG Re for the fiscal year ending December 31, 2026, subject to PwC being appointed as our Company’s independent auditor. We expect representatives of PwC to be present at AGL’s Annual General Meeting with an opportunity to make a statement if they wish and to be available to respond to appropriate questions. Proposal 4.2 is Item 4B on the proxy card.
The following table presents fees for professional audit services rendered by PwC for the audit of AG Re’s financial statements for 2025 and 2024.

	2025	2024
Audit fees	$103,000	$100,000
Audit — related fees	—	—
Tax fees	—	—
All other fees	—	—
The above audit fees are also included in the audit fees shown in “Proposal No. 3: Appointment of Independent Auditor.”
Other Matters. The Board of Directors of AGL does not know of any matter to be brought before the annual general meeting of AG Re that we have not described in this proxy statement. If any other matter lawfully comes before the annual general meeting of AG Re, AGL’s representative or proxy will vote in accordance with their judgment on such matter.

☑	Our Board of Directors recommends that you direct AGL to vote “FOR” each of the proposals concerning AGL’s subsidiary, AG Re.
87 Assured Guaranty 2026 Proxy Statement

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL GENERAL MEETING
HOW DO I SUBMIT A PROPOSAL FOR INCLUSION IN NEXT YEAR’S PROXY MATERIAL?
If you wish to submit a proposal to be considered for inclusion in the proxy material for the next Annual General Meeting, please send it to the Secretary, Assured Guaranty Ltd., 30 Woodbourne Avenue, 5th floor, Hamilton HM 08, Bermuda. Proposals must be received no later than 5 p.m. Atlantic time on November 18, 2026, and they must otherwise comply with the requirements of the SEC to be eligible for inclusion in AGL’s 2027 Annual General Meeting proxy statement and form of proxy.
HOW DO I SUBMIT A PROPOSAL OR MAKE A NOMINATION AT AN ANNUAL GENERAL MEETING?
Our Bye-Laws provide that if a shareholder desires to submit a proposal for consideration at an Annual General Meeting, or to nominate persons for election as directors, the shareholder must provide written notice of an intent to make such a proposal or nomination which the Secretary of the Company must receive at our principal executive offices no later than 90 days prior to the anniversary date of the immediately preceding Annual General Meeting. With respect to the 2027 Annual General Meeting, such written notice must be received on or prior to January 31, 2027. The notice must meet the requirements set forth in our Bye-Laws. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Exchange Act, management proxies would be allowed to use their discretionary voting authority to vote on any proposal with respect to which the foregoing requirements have been met.
In addition, shareholders who intend to nominate an individual for election to the Board and solicit proxies in support of such nominee at the 2027 Annual General Meeting must also provide the notice and additional information required by SEC Rule 14a-19 to the Secretary of the Company at the above address not later than March 2, 2027 (or if the date of the 2027 Annual General Meeting is held on a date that is more than 30 calendar days from the one year anniversary of this year’s Annual General Meeting, such notice must be received at the above address not later than 60 calendar days prior to such meeting date or the 10th calendar day following the day on which public announcement of such meeting date is first made). The notice and information required by Rule 14a-19 are in addition to the advance notice requirements under our Company’s Bye-Laws, described above, and do not extend any such deadline set forth under the Bye-Laws.

Assured Guaranty 2026 Proxy Statement 88

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING
WHY DID I RECEIVE A NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS IN THE MAIL INSTEAD OF A FULL SET OF PROXY MATERIALS?
In accordance with the rules of the SEC, instead of mailing a printed copy of the proxy statement, annual report and other materials (which we refer to as proxy materials) for our Annual General Meeting, we are furnishing proxy materials to shareholders on the Internet by providing a Notice Regarding the Availability of Proxy Materials (which we refer to as a Notice) to inform shareholders when the materials are available on the Internet.
If you receive the Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice instructs you on how you may access and review all of our proxy materials, as well as how to submit your proxy, over the Internet.
We will first make available the proxy statement, form of proxy card and 2025 annual report to shareholders at www.assuredguaranty.com/annualmeeting. The proxy materials will also be available at www.proxyvote.com on or about March 18, 2026 to all shareholders entitled to vote at the Annual General Meeting. You may also request prior to April 17, 2026 a printed copy of the proxy solicitation materials by any of the following methods: via Internet at www.proxyvote.com; by telephone at 1-800-579-1639; or by sending an e-mail to sendmaterial@proxyvote.com. Our 2025 annual report to shareholders will be made available at the same time and by the same methods. If requesting materials by e-mail, please send a blank e-mail with the information that is printed in your Notice in the box marked by the arrow in the subject line.

g	XXXX XXXX XXXX XXXX
We elected to use electronic notice and access for our proxy materials because we believe it will reduce our printing and mailing costs related to our Annual General Meeting and because it is an environmentally friendly practice.
WHY HAS THIS PROXY STATEMENT BEEN MADE AVAILABLE?
Our Board of Directors is soliciting proxies for use at our Annual General Meeting to be held on May 1, 2026, and any adjournments or postponements of the meeting. The meeting will be held at 9:30 a.m. London time at 6 Bevis Marks, London, EC3A 7BA, United Kingdom. In the event we postpone or change the date, time or location of our Annual General Meeting, we will post the revised meeting information on our website at www.assuredguaranty.com/annualmeeting as soon as possible after changing the date, time and location for the postponed meeting. We will also promptly issue a press release that we will make available on our website at www.assuredguaranty.com/annualmeeting and file with the SEC as definitive additional proxy material. Therefore, prior to and on the date of the Annual General Meeting, please visit our website or the SEC’s website (www.sec.gov) to determine if there has been any changes to the date, time or location of our Annual General Meeting. If you wish to receive a physical copy of any such press release, please contact our Secretary at generalcounsel@agltd.com or (441) 279-5725.
This proxy statement summarizes the information you need to vote at the Annual General Meeting. You do not need to attend the Annual General Meeting to vote your shares.
WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL GENERAL MEETING?
The following proposals are scheduled to be voted on at the Annual General Meeting:
•The election of AGL's directors
•An advisory vote to approve the compensation paid to AGL's named executive officers
•The appointment of PwC as AGL's independent auditor for 2026 and the authorization of AGL's Board of Directors, acting through its Audit Committee, to set the fees for the independent auditor
•The direction of AGL to vote for the election of the directors and the appointment of the independent auditor of AGL's subsidiary, AG Re
Our Board of Directors recommends that you vote your shares “FOR” each of the nominees and each of the foregoing proposals.
ARE PROXY MATERIALS AVAILABLE ON THE INTERNET?
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on Friday, May 1, 2026
Yes. Our proxy statement for the 2026 Annual General Meeting, form of proxy card and 2025 annual report to shareholders are available at www.assuredguaranty.com/annualmeeting. The proxy materials will also be available at www.proxyvote.com on or about March 18, 2026, to all shareholders entitled to vote at the Annual General Meeting.
You can obtain directions to attend the 2026 Annual General Meeting by contacting Virginia Reynolds at + 44 020 7562 1920 or at vreynolds@agltd.com.
89 Assured Guaranty 2026 Proxy Statement

WHO IS ENTITLED TO VOTE?
March 6, 2026 is the record date for the Annual General Meeting. If you owned our Common Shares at the close of business on March 6, 2026, you are entitled to vote. On that date, 44,861,652 of our Common Shares were outstanding and entitled to vote at the Annual General Meeting, including 22,002 unvested restricted Common Shares. Our Common Shares are our only class of voting stock. On March 6, 2026, the closing price of our Common Shares on the NYSE, was $85.31.
HOW MANY VOTES DO I HAVE?
You have one vote for each of our Common Shares that you owned at the close of business on March 6, 2026.
However, if your shares are considered “controlled shares,” which our Bye-Laws define generally to include all of our Common Shares directly, indirectly or constructively owned by any person or group of persons, or owned by any “United States person,” as defined in the Internal Revenue Code, and such shares constitute 9.5% or more of our issued Common Shares, the voting rights with respect to your controlled shares will be limited, in the aggregate, to a voting power of approximately 9.5%, pursuant to a formula specified in our Bye-Laws.
The Notice indicates the number of Common Shares you are entitled to vote, without giving effect to the controlled share rule described above.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
While some of our shareholders are shareholders of record, many are beneficial owners who hold their shares through a stockbroker, bank or other nominee. As summarized below, there are some differences between shares held of record and those owned beneficially.
•Shareholder of Record. If your shares are held directly, or if your shares are registered directly in your name with our transfer agent, Computershare, because you participate in the Assured Guaranty Employee Stock Purchase Plan, you are the shareholder of record of those shares, and these proxy materials are being sent to you directly. As the shareholder of record, you have the right to grant your voting proxy directly to AGL or to vote in person at the Annual General Meeting. You may vote by telephone or via the Internet as described below under the heading “Information About the Annual General Meeting and Voting — May I Vote by Telephone or via the Internet?” or you may request a paper copy of the proxy materials and vote your proxy card by mail.
•Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under the heading “How do I Vote in Person at the Annual General Meeting?” Your broker, bank or other nominee has provided a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. You may also vote by telephone or on the Internet as described below under the heading “May I Vote by Telephone or via the Internet?”
HOW DO I VOTE BY PROXY IF I AM A SHAREHOLDER OF RECORD?
If you are a shareholder of record and you properly submit your proxy card (by telephone, via the Internet or by mail) so that it is received by us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card (including electronic signatures in the case of Internet or telephonic voting) but do not make specific choices, your proxy will vote your shares as recommended by our Board of Directors (also referred to as our Board or the Board):
•FOR each nominee for election of directors
•FOR approval, on an advisory basis, of the compensation paid to our named executive officers
•FOR the appointment of PwC as our independent auditor for 2026 and the authorization of our Board of Directors, acting through its Audit Committee, to set the fees for the independent auditor
•FOR directing AGL to vote for each nominee for election of directors and the appointment of the independent auditor of AGL's subsidiary, AG Re
If any other matter is presented, your proxy will vote in accordance with the best judgment of the individuals named on the proxy card. As of the date of filing this proxy statement, we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this proxy statement.
Assured Guaranty 2026 Proxy Statement 90

HOW DO I GIVE VOTING INSTRUCTIONS IF I AM A BENEFICIAL OWNER?
If you are a beneficial owner of shares, your broker, bank or other nominee will ask you how you want your shares to be voted. If you give the broker, bank or other nominee instructions, the broker, bank or other nominee will vote your shares as you direct. If your broker, bank or other nominee does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. According to rules of the NYSE:
•Brokers, banks and other nominees have discretionary power to vote your shares with respect to “routine” matters
•Brokers, banks and other nominees do not have discretionary power to vote your shares on “non-routine” matters (such as the elections of directors or the advisory vote on executive compensation) unless they have received instructions from the beneficial owner of the shares
It is therefore important that you provide instructions to your broker, bank or other nominee if your shares are held by a broker, bank or other nominee so that your shares can be voted with respect to directors and executive compensation, and any other matters treated as non-routine by the NYSE.
MAY I VOTE BY TELEPHONE OR VIA THE INTERNET?
Yes. If you are a shareholder of record, you have a choice of voting over the Internet, voting by telephone using a toll-free telephone number or voting by requesting and completing a proxy card and mailing it in the return envelope provided. We encourage you to vote by telephone or over the Internet because your vote is then tabulated faster than if you mailed it. There are separate telephone and Internet arrangements depending on whether you are a shareholder of record (that is, if you hold your stock in your own name), or whether you are a beneficial owner and hold your shares in “street name” (that is, if your stock is held in the name of your broker, bank or other nominee).
•If you are a shareholder of record, you may vote by telephone using the telephone number on the proxy card, or electronically through the Internet, by following the instructions provided on the Notice
•If you are a beneficial owner and hold your shares in “street name,” you may need to contact your broker, bank or other nominee to determine whether you will be able to vote by telephone or electronically through the Internet
The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you vote via telephone or the Internet, you may incur costs, such as usage charges from Internet access providers and telephone companies. You will be responsible for those costs.
Whether or not you plan to attend the Annual General Meeting, we urge you to vote. Voting by telephone or over the Internet or by returning your proxy card by mail will not affect your right to attend the Annual General Meeting and vote. In order to assure that your votes, as a registered shareholder who holds our shares directly, are tabulated in time to be voted at the Annual General Meeting, you must complete your voting over the Internet or by telephone or submit your proxy card so that it is received by 12:00 Noon Eastern Daylight Time on April 30, 2026. In order to assure that your votes, as a beneficial owner, are tabulated in time to be voted at the Annual General Meeting, you must submit your voting instructions so that your broker will be able to vote by 11:59 p.m. Eastern Daylight Time on April 29, 2026. In order to assure that your votes, as an employee shareholder who participates in the Assured Guaranty Ltd. Employee Stock Purchase Plan, are tabulated in time to be voted at the Annual General Meeting, you must complete your voting over the Internet or by telephone or submit your proxy card so that it is received by 11:59 p.m. Eastern Daylight Time on April 28, 2026.
MAY I REVOKE MY PROXY?
Yes. If you change your mind after you vote, you may revoke your proxy by following any of the procedures described below. If you are a shareholder of record, to revoke your proxy:
•Send in another signed proxy with a later date or resubmit your vote by telephone or the Internet,
•Send a letter revoking your proxy to our Secretary at our principal executive offices, Assured Guaranty Ltd., 30 Woodbourne Avenue, 5th floor, Hamilton HM 08, Bermuda, or
•Attend the Annual General Meeting and vote in person.
Beneficial owners who wish to change the votes submitted on their voting instruction cards should contact their respective broker, bank or other nominee to determine how and when changes must be submitted so that the nominee can revoke and change their votes on their behalf.
If you wish to revoke your proxy or make changes to your voting instruction card, as applicable, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.
HOW DO I VOTE IN PERSON AT THE ANNUAL GENERAL MEETING?
You may vote shares held directly in your name as the shareholder of record in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting, please bring the Notice Regarding the Availability of Proxy Materials containing your control number or proof of identification. Shares held in “street name” through your broker, bank or other nominee may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. You must bring
91 Assured Guaranty 2026 Proxy Statement

such signed proxy to the Annual General Meeting, along with an account statement or letter from the broker, bank or other nominee indicating that you are the beneficial owner of the shares and that you were the beneficial owner of the shares on March 6, 2026.
Even if you plan to attend the Annual General Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual General Meeting. However, while proxy voting is subject to the time deadlines described above, shareholders attending the meeting in person may vote during the Annual General Meeting as long as they satisfy the requirements described in this section.
WHAT VOTES NEED TO BE PRESENT TO HOLD THE ANNUAL GENERAL MEETING?
To have a quorum for our Annual General Meeting, two or more persons must be present, in person or by proxy, representing more than 50% of the Common Shares that were outstanding on March 6, 2026.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
The affirmative vote of a majority of the votes cast on such proposal at the Annual General Meeting is required for each of:
•The election of each nominee for director
•The appointment of PwC as our independent auditor for 2026 and the authorization of our Board of Directors, acting through its Audit Committee, to set the fees for the independent auditor
•Directing AGL to vote for the election of directors and the appointment of the independent auditor of AGL's subsidiary, AG Re
The vote on the compensation paid to our named executive officers is advisory in nature so there is no specified requirement for approval. However, our Board of Directors and our Compensation Committee value the opinions of our shareholders and will review the voting results carefully. To the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
HOW ARE VOTES COUNTED?
Your vote may be cast “FOR” or “AGAINST”, or you may “ABSTAIN”, with respect to each of the nominees for AGL director, with respect to directing AGL to vote for each of the nominees for director of its subsidiary AG Re, and with respect to each of the other proposals on the agenda.
If you sign (including electronic signatures in the case of Internet or telephonic voting) your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of our Board. If you sign (including electronic signatures in the case of Internet or telephonic voting) your broker, bank or other nominee voting instruction card with no further instructions, your shares will be voted in the broker’s, bank’s or nominee’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. As described in “How do I Give Voting Instructions if I am a Beneficial Owner?”, elections of directors and the advisory vote on executive compensation are considered non-routine matters. We will appoint one or more inspectors of election to count votes cast in person or by proxy.
WHAT IS THE EFFECT OF BROKER NON-VOTES AND ABSTENTIONS?
A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
Common Shares that are beneficially owned and are voted by the beneficiary through a broker, bank or other nominee will be counted towards the presence of a quorum, even if there are broker non-votes with respect to some proposals, as long as the broker, bank or nominee votes on at least one proposal. Common Shares owned by shareholders electing to abstain from voting with respect to any proposal also will be counted towards the presence of a quorum.
Although broker non-votes will be counted towards the presence of a quorum, broker non-votes will not be included in the tabulation of the shares voting with respect to elections of directors or other matters to be voted upon at the Annual General Meeting. Therefore, “broker non-votes” will have no direct effect on the outcome of any proposal to be voted upon at the Annual General Meeting.
While abstentions will be counted towards the presence of a quorum, abstentions will not be included in the tabulation of the shares voting with respect to elections of directors or other matters to be voted upon at the Annual General Meeting. Therefore, abstentions will have no direct effect on the outcome of any proposal to be voted upon at the Annual General Meeting.
Assured Guaranty 2026 Proxy Statement 92

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES AND WHO WILL PAY THEM?
We will pay all the costs of soliciting these proxies. Our directors and employees may also solicit proxies by telephone, by e-mail or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Alliance Advisors, 150 Clove Road Suite 400 Little Falls, New Jersey 07424, is assisting us with the solicitation of proxies for a fee of $19,000 plus out-of-pocket expenses.
WHERE CAN I FIND THE VOTING RESULTS?
We will publish the voting results in a Form 8-K that we will file with the SEC by May 7, 2026. You will also be able to find this Form 8-K on our website at www.assuredguaranty.com/sec-filings by May 7, 2026.
DO DIRECTORS ATTEND THE ANNUAL GENERAL MEETING?
Our Corporate Governance Guidelines provide that directors are expected to attend our Annual General Meeting and any special meeting of shareholders we call to consider extraordinary business transactions, unless they are unable to do so as a result of special circumstances. All of our directors then in office attended the Annual General Meeting that was held on May 2, 2025.
CAN A SHAREHOLDER, EMPLOYEE OR OTHER INTERESTED PARTY COMMUNICATE DIRECTLY WITH OUR BOARD? IF SO, HOW?
Our Board provides a process for shareholders, employees or other interested parties to send communications to our Board.
•Shareholders, employees or other interested parties wanting to contact our Board concerning accounting or auditing matters may send an e-mail to the Chair of the Audit Committee at chmaudit@agltd.com
•Shareholders, employees or other interested parties wanting to contact our Board, the independent directors, the Chair of our Board, the chair of any Board committee or any other director, as to other matters may send an e-mail to corpsecy@agltd.com. The Secretary has access to both of these e-mail addresses
•Shareholders, employees or other interested parties may send written communications to our Board c/o Secretary, 30 Woodbourne Avenue, 5th floor, Hamilton HM 08, Bermuda. Mail to Bermuda is not as prompt as e-mail
Communication with our Board may be anonymous. The Secretary will forward all communications to our Board to the Chair of our Audit Committee or the Chair of our Nominating and Governance Committee, who will determine when it is appropriate to distribute such communications to other members of our Board or to management.
WHOM SHOULD I CALL IF I HAVE ANY QUESTIONS?
If you have any questions about the Annual General Meeting or voting, please contact Ling Chow, our Secretary, at (441) 279-5725 or at generalcounsel@agltd.com. If you have any questions about your ownership of our Common Shares, please contact Robert Tucker, our Senior Managing Director, Investor Relations and Corporate Communications, at (212) 339-0861 or at rtucker@agltd.com.
HOW DOES “HOUSEHOLDING” WORK?
Please note we may deliver a single copy of the Notice and, if applicable, a single set of our 2025 annual report to shareholders and our proxy statement, to households at which two or more shareholders reside, unless an affected shareholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities), as applicable, will, however, continue to be provided for each shareholder account. This procedure, referred to as “householding,” reduces the volume of duplicate information received by shareholders, as well as our expenses, and is an environmentally friendly practice. Upon written or oral request, we will promptly deliver, or arrange for delivery, of a separate copy of the Notice and, if applicable, a separate set of our annual report and other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, a separate set of our annual report and proxy materials, you may write or call Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, telephone (866) 540-7095. Shareholders currently sharing an address with another shareholder who wish to have only one copy of our Notice or annual report and other proxy materials delivered to the household in the future should also contact Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, telephone (866) 540-7095.
93 Assured Guaranty 2026 Proxy Statement

OTHER MATTERS
The Board of Directors of AGL does not know of any matters which may be presented at the Annual General Meeting other than those specifically set forth in the Notice of Annual General Meeting. If any other matters lawfully come before the meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors,

Ling Chow
Secretary
Assured Guaranty 2026 Proxy Statement 94

NYSE : AGO	Assured Guaranty Ltd. 30 Woodbourne Ave Hamilton HM 08 Bermuda	www.agltd.com

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V86783-P44746

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF ASSURED GUARANTY LTD.

The undersigned hereby appoints Dominic J. Frederico, Robert A. Bailenson, Benjamin G. Rosenblum and Ling Chow, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the common shares of Assured Guaranty Ltd. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual General Meeting of shareholders of the Company to be held May 1, 2026 at 9:30 a.m. London time or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSALS 1 AND 4A AND FOR PROPOSALS 2, 3 AND 4B, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY LAWFULLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 12:00 Noon Eastern Daylight Time on April 30, 2026 for shares held directly and by 11:59 p.m. Eastern Daylight Time on April 28, 2026 for shares held in the Assured Guaranty Ltd. Employee Stock Purchase Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 12:00 Noon Eastern Daylight Time on April 30, 2026 for shares held directly and by 11:59 p.m. Eastern Daylight Time on April 28, 2026 for shares held in the Assured Guaranty Ltd. Employee Stock Purchase Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86782-P44746

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ASSURED GUARANTY LTD.

The Board of Directors unanimously recommends you vote FOR each of the nominees in proposals 1 and 4A and FOR proposals 2, 3 and 4B.

1. Election of the following nominees as directors of Assured Guaranty Ltd. (the "Company") for a term expiring at the 2027 Annual General Meeting:

Nominees:

		For	Against	Abstain
1a.	Mark C. Batten	☐	☐	☐
1b.	Francisco L. Borges	☐	☐	☐
1c.	Dominic J. Frederico	☐	☐	☐
1d.	Bonnie L. Howard	☐	☐	☐
1e.	Thomas W. Jones	☐	☐	☐
1f.	Alan J. Kreczko	☐	☐	☐
1g.	Yukiko Omura	☐	☐	☐
1h.	Lorin P.T. Radtke	☐	☐	☐
1i.	Courtney C. Shea	☐	☐	☐
1j.	Antonio Ursano, Jr.	☐	☐	☐
2.	Approval, on an advisory basis, of the compensation paid to the Company's named executive officers	☐	☐	☐
3.	Appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2026 and authorization of the Board of Directors, acting through its Audit Committee, to set the fees for the independent auditor	☐	☐	☐

4. Direction of the Company to vote its shares in its subsidiary Assured Guaranty Re Ltd. to:

4A. Elect the following nominees as directors of Assured Guaranty Re Ltd., each to serve for a one year term expiring on the date of the 2027 Annual General Meeting of Assured Guaranty Re Ltd.

Nominees:

		For	Against	Abstain
4aa	Robert A. Bailenson	☐	☐	☐
4ab	Gary F. Burnet	☐	☐	☐
4ac	Ling Chow	☐	☐	☐
4ad	Stephen Donnarumma	☐	☐	☐
4ae	Dominic J. Frederico	☐	☐	☐
4af	Darrin G. Futter	☐	☐	☐
4ag	Jorge A. Gana	☐	☐	☐
4ah	Holly L. Horn	☐	☐	☐
4ai	Benjamin G. Rosenblum	☐	☐	☐
4aj	Walter A. Scott	☐	☐	☐
4B.	Appoint PricewaterhouseCoopers LLP as the independent auditor of Assured Guaranty Re Ltd. for the fiscal year ending December 31, 2026	☐	☐	☐

NOTE: Such other business that may lawfully come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date